As filed with the Securities and Exchange Commission on October 17, 2003
                                            Registration Nos. 33-66712, 811-7932
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
                             REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933 [X]
                         Post-Effective Amendment No. 30
                                       and
                             REGISTRATION STATEMENT
                  UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                                Amendment No. 32

                               LINDNER INVESTMENTS
               (Exact Name of Registrant as Specified in Charter)

                          520 Lake Cook Road, Suite 381
                            Deerfield, Illinois 60015
                     (Address of Principal Executive Office)
                                 (847) 945-7788
              (Registrant's Telephone Number, Including Area Code)

                        Robert L. Miller, Vice President
                         Lindner Asset Management, Inc.
                          520 Lake Cook Road, Suite 381
                            Deerfield, Illinois 60015
                     (Name and Address of Agent for Service)

                                    Copy to:
                               Paul R. Rentenbach
                               Dykema Gossett PLLC
                             400 Renaissance Center
                             Detroit, Michigan 48243
                                FAX: 313-568-6915

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement. It is proposed that this filing will become effective (check appropriate box):

[ ]  60 days after filing pursuant to Rule 485(a)(1), or
[ ]  On ________, 200_,pursuant to Rule 485(a)(1), or
[ ]  75 days after filing pursuant to Rule 485(a)(2), or
[ ]  On ________, 200_, pursuant to Rule 485(a)(2).
[X]  Immediately upon filing pursuant to Rule 485(b), or
[ ]  On August 31, 2001, pursuant to Rule 485(b)
If appropriate, check this box:
[ ] This post-effective amendment designates a new effective date for a previously-filed post-effective amendment
--------------------------------------------------------------------------------

LINDNER INVESTMENTS

[LINDNER LOGO]

Shares of

LINDNER GROWTH AND INCOME FUND

LINDNER LARGE-CAP GROWTH FUND

LINDNER SMALL-CAP GROWTH FUND

LINDNER COMMUNICATIONS FUND

LINDNER MARKET NEUTRAL FUND

and

LINDNER GOVERNMENT MONEY MARKET FUND

[LOGO]   LINDNER FUNDS

ADVISED BY LINDNER ASSET MANAGEMENT, INC.

Prospectus
Dated October 17, 2003

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Funds' shares, nor has the Securities and Exchange Commission passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

Summary Information...........................................................3
Fund Descriptions and Performance.............................................3
Lindner Growth and Income Fund................................................4
Lindner Large-Cap Growth Fund.................................................6
Lindner Small-Cap Growth Fund.................................................8
Lindner Communications Fund..................................................10
Lindner Market Neutral Fund..................................................12
Lindner Government Money Market Fund.........................................14
Fees and Expenses............................................................16
Summary of Principal Risks...................................................17
Financial Highlights.........................................................19
Certain Investment Practices.................................................23
Management of the Trust......................................................25
Pricing of Shares for Purchase or Redemption.................................30
Purchase of Shares and Shareholder Inquiries.................................31
Redemption of Shares.........................................................35
Exchanging an Investment From One Fund to Another............................38
Systematic Withdrawal Plan...................................................39
Individual Retirement Accounts ("IRAs")......................................39
Dividends, Distributions and Taxes...........................................40
Distribution Plan............................................................41

SUMMARY INFORMATION

The table below lists the investment objectives and compares certain investment characteristics of the Lindner Funds. Other important characteristics are described in the individual Fund summaries, beginning on page 4.

FUND                       INVESTMENT                              MAIN                          APPROXIMATE OR AVERAGE
NAME                       OBJECTIVE                               INVESTMENTS                   CAPITALIZATION RANGE
--------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund     Long-term capital appreciation with     Common and preferred          Average of $30 billion
                           income as a secondary objective         stocks and debt securities

Large-Cap Growth Fund      Long-term capital appreciation          Common stocks                 Average of $40 billion

Small-Cap Growth Fund      Capital appreciation                    Common stocks                 $117 million to
                                                                                                 $1.2 billion

Communications Fund        Long-term capital appreciation          Common stocks, ADRs           Average of $25 to $30
                                                                   and foreign securities        billion

Market Neutral Fund        Long-term capital appreciation          Common stocks and             At least $250 million
                           in both bull and bear markets           ADRs (both long and
                                                                   short positions)

Government Money           Current income consistent with          U.S. government               Not relevant
Market Fund                preservation of capital and liquidity   securities

FUND DESCRIPTIONS AND PERFORMANCE

The Lindner Funds provide a broad range of investment choices. The following Fund Summaries identify each Fund's investment objective, principal investments and strategies, principal risks and performance information. A more detailed "Summary of Principal Risks" describing the principal risks of investing in the Lindner Funds begins after the Fund Summaries.

You could lose money by investing in the Lindner Funds. The fact that a Fund had a good performance in the past is no assurance that the value of a Fund's investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit with a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Pursuant to an exemptive order granted by the SEC, shareholders are not required to vote to approve a new or amended subadvisory agreement.

LINDNER GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE--     FUND FOCUS--                 AVERAGE CAPITALIZATION--
LONG TERM CAPITAL          COMMON AND PREFERRED                      $30 BILLION
APPRECIATION WITH INCOME   STOCKS AND DEBT SECURITIES
AS A SECONDARY OBJECTIVE   OF LARGE AND MEDIUM COMPANIES
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENTS AND STRATEGIES
The Growth and Income Fund seeks to achieve its primary investment objective of capital appreciation and its secondary objective of income by normally investing in a diversified portfolio of common stocks, convertible stocks, preferred stocks and fixed income securities. The Fund will invest in securities of companies based in the U.S. or with substantial operations in the U.S., and in securities of foreign companies that are listed for trading on a U.S. national securities exchange (ADRs). At least 65% of its assets will normally be invested in securities of U.S. companies with market capitalizations of at least $4 billion at the time of investment. While the mix of equity and fixed income securities will vary depending on the relative attractiveness of the asset classes, no more than 90% of the Fund's total assets will be invested in common stocks and that portion of the value of convertible securities attributable to the conversion right. In selecting equity investments, the Fund will invest in companies with sound business strategies whose market price is selling at a discount to their underlying economic value. Economic value is measured on cash flow returns generated by the current invested assets and future investments. The Fund managers may choose to sell a stock when a company deviates from its business strategy, when the valuation is excessive or when the company does not perform as expected and its fundamentals deteriorate faster than the market value of its stock. The Fund normally emphasizes investments in common stocks, and growth potential is a significant investment consideration. The Fund may also invest up to 25% of its total assets in securities selected for their ability to produce income, including corporate bonds and convertible securities, U.S. government and agency securities and securities issued by REITs. In selecting fixed income securities, the Adviser will consider many factors, including yield-to-maturity, quality, liquidity, call provisions, current yield and capital appreciation potential. As an operating policy, the Fund does not intend to invest in high-yield/high-risk fixed income securities ("junk bonds"). The Fund will focus its holdings on between 40 to 60 stocks and between 50 and 140 total securities at any given time. For temporary defensive or emergency purposes, the Fund may invest all or a portion of its assets in short-term debt securities. If the Fund takes such a temporary defensive position, it may not achieve its investment objective.

The Growth and Income Fund is managed by Argent Capital Management LLC, as subadviser. See "Management of the Trust--Subadvisers."

--------------------------------------------------------------------------------
PRINCIPAL RISKS
Among the principal risks of investing in the Growth and Income Fund which could adversely affect its net asset value, yield and total return, are:
o Management risk -- The Fund is an actively managed portfolio, which means the portfolio managers will apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these will produce the desired results.
o Market risk -- The value of securities may decline in response to developments affecting individual companies and/or general market conditions, or if a company does not perform as expected. Price changes may be temporary or last for extended periods.
o Growth stock risk -- The Fund will invest in stocks issued by companies that the Adviser believes will experience significant earnings growth. These stocks typically trade at higher multiples of current earnings than other securities. The value of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.
o Credit risk -- A company may default on paying its obligations. Also, a company could suffer adverse changes that lower its credit rating and the value of its fixed income debt securities, which could also affect the liquidity of an investment and make it more difficult to sell.
o Interest rate risk -- An increase in prevailing interest rates will cause fixed income securities to decline in value. Longer term bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the fixed income securities held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.
Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

PERFORMANCE INFORMATION
The performance information set forth below shows summary performance information for the Growth and Income Fund. The bar chart and table give some indication of the risk of an investment in the Fund. The bar chart shows you how much an investment in the Fund has changed over each calendar year, assuming all dividends and capital gains are reinvested. These returns differ from the total returns shown in the Fund's Financial Highlights, which are based on fiscal year results. The table showing Average Annual Total Returns compares the Fund's performance over varying periods ending at the most recently-completed calendar year to the performance of a composite securities market index and to a broadly-based unmanaged securities market index selected by the Adviser as being appropriate for comparison purposes. After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Performance information for years prior to 2001 reflects the advisory fee in effect prior to August 1, 2001, which was lower than the current advisory fee. See "Management of the Trust--Compensation, Expenses and Limitations." In addition, the Fund changed its investment objective and began to pay distribution (12b-1) fees, effective August 1, 2001. The performance results shown below would not necessarily have been achieved for years prior to 2001 had the Fund's current objective and expense structure been in effect during those years. You may call the Fund at 800-995-7777 or access the Trust's internet website (www.lindnerfunds.com) for current performance information. The information contained on our website does not constitute part of this Prospectus. PAST PERFORMANCE, BOTH BEFORE AND AFTER TAXES, IS NO GUARANTEE OF FUTURE RESULTS.

CALENDAR YEAR TOTAL RETURNS BEFORE TAXES (for periods ended December 31)

[BAR CHART]

                 % Returns
1993               14.92%
1994               -3.31%
1995               21.55%
1996               11.54%
1997               13.97%
1998               -4.01%
1999               10.01%
2000               -7.50%
2001               -3.30%
2002              -19.64%

[END CHART]

--------------------------------------------------------------------------------
GROWTH AND INCOME FUND

Best Quarter: 8.86%--Q4, 1999
Worst Quarter: -15.06%--Q3, 2002

Note: The Fund has a fiscal year that ends on June 30. Total return
(not annualized) for the nine months ended September 30, 2003, was 13.76%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2002)

                                                                    1 YEAR            5 YEARS         10 YEARS
                                                                    ------            -------         --------
Growth and Income Fund
   Return before taxes..............................................-19.64%           -5.37%             2.68%
   Return after taxes on distributions..............................-19.97%           -7.03%             0.03%
   Return after taxes on distributions and sale of Fund shares......-12.05%           -4.80%             1.13%
S&P 500 Index/Lehman Index (60%/40%)*................................-9.32%            3.22%             8.91%
S&P 500 Index*......................................................-22.10%           -0.59%             9.34%

------
* Return information for these indices does not take into account deductions for fees, expenses or taxes. The S&P 500 Index is a broad-based unmanaged index of 500 stocks that are widely recognized as representative of the equity markets in general. The Lehman Brothers Intermediate Government/Credit Bond Index is a market value weighted performance benchmark that includes virtually every major U.S. government and investment grade rated corporate bond with 10 or fewer years remaining until maturity. The S&P 500/Lehman Brothers Index (60%/40%) is a composite comprised of 60% S&P 500 Index and 40% Lehman Brothers Intermediate Government/Credit Bond Index. You cannot invest directly in an index.

LINDNER LARGE-CAP GROWTH FUND

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE--     FUND FOCUS--               AVERAGE CAPITALIZATION--
LONG TERM CAPITAL          LARGE CAPITALIZATION                    $40 BILLION
APPRECIATION               EQUITY SECURITIES,
INCLUDING ADRs

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENTS AND STRATEGIES
Under normal market conditions, the Large-Cap Growth Fund will invest at least 80% of its net assets in equity securities of companies based in the U.S. or with substantial operations in the U.S., and in securities of foreign companies that are listed for trading on a U.S. national securities exchange (ADRs), which have a market capitalization, at the time of purchase, of at least as great as the smallest company included in the Russell 1000 Growth Index, which at July 1, 2003, was $1.2 billion. Equity securities include preferred stocks, securities convertible into common stock and warrants to purchase common stock. The Fund generally invests in companies that are diversified across sectors, but it will emphasize, or overweight, certain sectors that the portfolio managers believe offer greater potential for growth of capital. These weightings will change over the course of time. When selecting securities, the portfolio managers blend quantitative and fundamental analyses to identify well-established companies with strong cash flows, secure market franchises and revenue growth that is expected to be among the highest for the particular industry either through above-average industry expansion or market share gains. These companies generally dominate, or are gaining market share, in their respective industries and have a reputation for quality management as well as superior products and services. A strong balance sheet and strong management are other factors that the portfolio managers will consider. For temporary defensive or emergency purposes, the Fund may invest all or a portion of its assets in short-term debt securities. If the Fund takes such a temporary defensive position, it may not achieve its investment objective.

The Large-Cap Growth Fund is managed by CastleArk Management, LLC, as subadviser. See "Management of the Trust--Subadvisers".

--------------------------------------------------------------------------------
PRINCIPAL RISKS
Among the principal risks of investing in the Large-Cap Growth Fund which could adversely affect its net asset value, yield and total return, are:
o Management risk -- The Fund is an actively managed portfolio, which means the portfolio managers will apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these will produce the desired results.
o Market risk -- The value of securities may decline in response to developments affecting individual companies and/or general market conditions, or if a company does not perform as expected. Price changes may be temporary or last for extended periods.
o Growth stock risk -- The Fund will invest in stocks issued by companies that the subadviser believes will experience significant earnings growth. These stocks typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities.
Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

PERFORMANCE INFORMATION
The performance information set forth below shows summary performance information for the Large-Cap Growth Fund. The bar chart and table give some indication of the risk of an investment in the Fund. The bar chart shows you how much an investment in the Fund has changed over each calendar year, assuming all dividends and capital gains are reinvested. These returns differ from the total returns shown in the Fund's Financial Highlights, which are based on fiscal year results. The table showing Average Annual Total Returns compares the Fund's performance over varying periods ending at the most recently-completed calendar year to the performance of a broadly-based unmanaged securities market index selected by the Adviser as being appropriate for comparison purposes. After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Performance information for years prior to 2001 reflects the advisory fee in effect prior to August 1, 2001, which was lower than the current advisory fee. See "Management of the Trust--Compensation, Expenses and Limitations." In addition, the Fund began to pay distribution (12b-1) fees, effective August 1, 2001. The performance results shown below would not necessarily have been achieved for years prior to 2001 had the Fund's current expense structure been in effect during those years. You may call the Adviser at 800-995-7777 or access the Trust's internet website (www.lindnerfunds.com) for current performance information. The information contained on our website does not constitute part of this Prospectus. PAST PERFORMANCE, BOTH BEFORE AND AFTER TAXES, IS NO GUARANTEE OF FUTURE RESULTS.

CALENDAR YEAR TOTAL RETURNS BEFORE TAXES (for periods ended December 31)

[BAR CHART]

                 % Returns
1993               19.85%
1994               -0.66%
1995               19.89%
1996               21.02%
1997                8.69%
1998              -15.80%
1999               11.32%
2000              -15.12%
2001              -24.35%
2002              -31.65%

[END CHART]

--------------------------------------------------------------------------------
LARGE-CAP GROWTH FUND

Best Quarter: 16.67%--Q4, 1999
Worst Quarter: -25.18%--Q3, 2001

Note: The Fund has a fiscal year that ends on June 30. Total return
(not annualized) for the nine months ended September 30, 2003, was 14.60%

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2002)

                                                                    1 YEAR            5 YEARS         10 YEARS
                                                                    ------            -------         --------
Large-Cap Growth Fund:
   Return before taxes..............................................-31.65%           -16.28%           -2.55%
   Return after taxes on distributions..............................-31.65%           -18.02%           -4.91%
   Return after taxes on distributions and sale of Fund shares......-19.43%           -11.65%           -1.57%
Russell 1000 Growth Index*..........................................-27.88%            -3.84%            6.70%

------
* Return information for these indices does not take into account deductions for fees, expenses or taxes. The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth rates. You cannot invest directly in an index.

LINDNER SMALL-CAP GROWTH FUND

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE--  FUND FOCUS--          APPROXIMATE CAPITALIZATION RANGE--
CAPITAL APPRECIATION    EQUITY SECURITIES OF        $117 MILLION TO $1.2 BILLION
                        SMALL CAPITALIZATION
                        COMPANIES

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENTS AND STRATEGIES
Under normal market conditions, the Small-Cap Growth Fund will invest at least 80% of its net assets in equity securities of companies based in the U.S. or with substantial operations in the U.S., and in securities of foreign companies that are listed for trading on a U.S. national securities exchange (ADRs), which have a market capitalization of the companies in the Russell 2000 Growth Index. At July 1, 2003, this range was between approximately $117 million and $1.2 billion. Equity securities also include preferred stocks, securities convertible into common stock and warrants to purchase common stock. The Fund generally invests in companies that are diversified across sectors, but it will emphasize, or overweight, certain sectors that the portfolio managers believe offer greater potential for growth of capital. These weightings will change over the course of time. When selecting securities, the portfolio managers blend quantitative and fundamental analyses to identify well-established companies with strong cash flows, secure market franchises and revenue growth that is expected to be among the highest for the particular industry either through above-average industry expansion or market share gains. These companies generally dominate, or are gaining market share, in their respective industries and have a reputation for quality management as well as superior products and services. A strong balance sheet and strong management are other factors that the portfolio managers will consider. For temporary defensive or emergency purposes, the Fund may invest all or a portion of its assets in short-term debt securities. If the Fund takes such a temporary defensive position, it may not achieve its investment objective.

The Small-Cap Growth Fund is managed by CastleArk Management, LLC, as subadviser. See "Management of the Trust--Subadvisers".

--------------------------------------------------------------------------------
PRINCIPAL RISKS
Among the principal risks of investing in the Small-Cap Growth Fund which could adversely affect its net asset value, yield and total return, are:
o Management risk -- The Fund is an actively managed portfolio, which means the portfolio managers will apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these will produce the desired results.
o Market risk -- The value of securities may decline in response to developments affecting individual companies and/or general market conditions, or if a company does not perform as expected. Price changes may be temporary or last for extended periods.
o Small-cap stock risk -- Small companies often have narrower product lines and markets and more limited managerial and financial resources, and as a result may be more sensitive to changing economic conditions. Stocks of smaller companies are often more volatile and less liquid than those of larger companies, and may trade in the over-the-counter market or on a regional stock exchange. Securities of smaller companies may be more difficult or impossible to sell when the Adviser desires to do so.
o Growth stock risk -- The Fund will invest in stocks issued by companies that the subadviser believes will experience substantial earnings growth. These stocks typically trade at higher multiples of current earnings than other securities. The value of growth stocks may be more sensitive to changes in current or expected earnings than the value of other securities.

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

PERFORMANCE INFORMATION
The performance information set forth below shows summary performance information for the Small-Cap Growth Fund. The bar chart and table give some indication of the risk of an investment in the Fund. The bar chart shows you how much an investment in the Fund has changed over each calendar year, assuming all dividends and capital gains are reinvested. These returns differ from the total returns shown in the Fund's Financial Highlights, which are based on fiscal year results. The table showing Average Annual Total Returns compares the Fund's performance over varying periods ending at the most recently-completed calendar year to the performance of a broadly-based unmanaged securities market index selected by the Adviser as being appropriate for comparison purposes. After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Performance information for years prior to 2001 reflects the advisory fee in effect prior to August 1, 2001, which was lower than the current advisory fee. See "Management of the Trust--Compensation, Expenses and Limitations." In addition, the Fund began to pay distribution (12b-1) fees, effective August 1, 2001. The performance results shown below would not necessarily have been achieved for years prior to 2001 had the Fund's current expense structure been in effect during those years. You may call the Adviser at 800-995-7777 or access the Trust's internet website (www.lindnerfunds.com) for current performance information. The information contained on our website does not constitute part of this Prospectus. Past performance, both before and after taxes, is no guarantee of future results.

CALENDAR YEAR TOTAL RETURNS BEFORE TAXES (for periods ended December 31)

[BAR CHART]

                 % Returns
1995                8.86%
1996               41.15%
1997               31.69%
1998               -6.09%
1999               18.41%
2000               -1.59%
2001              -15.59%
2002              -32.73%

[END CHART]

--------------------------------------------------------------------------------
SMALL-CAP GROWTH FUND

Best Quarter: 20.81%--Q4, 1999
Worst Quarter: -26.69%--Q3, 2001

Note: The Fund has a fiscal year that ends on June 30. Total return
(not annualized) for the nine months ended September 30, 2003, was 28.57%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2002)

                                                                                                          SINCE
                                                                                                       INCEPTION
                                                                    1 YEAR            5 YEARS         (1/24/1994)
                                                                    ------            -------         -----------
Small-Cap Growth Fund:
   Return before taxes..............................................-32.73%           -9.08%             2.37%
   Return after taxes on distributions..............................-32.73%           -9.75%             1.33%
   Return after taxes on distributions and sale of Fund shares......-20.10%           -6.82%             1.77%
Russell 2000 Growth Index*..........................................-30.26%           -6.59%             1.21%(1)

------
* Return information for these indices does not take into account deductions for fees, expenses or taxes. The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth rates. You cannot invest directly in an index.
(1) Inception date for this performance index is January 31, 1994.

LINDNER COMMUNICATIONS FUND

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE--   FUND FOCUS--             AVERAGE CAPITALIZATION RANGE--
LONG TERM CAPITAL        COMMON STOCKS, ADRs                  $25 TO $30 BILLION
 APPRECIATION            AND FOREIGN SECURITIES
                         IN COMPANIES INVOLVED IN
                         COMMUNICATIONS INDUSTRIES

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENTS AND STRATEGIES
The Communications Fund will invest at least 80% of its net assets in common stocks and securities convertible into common stocks of companies based in the U.S. or with substantial operations in the U.S., and in securities of foreign companies that are listed for trading on a U.S. national securities exchange
(ADRs), which are considered to be best positioned to benefit significantly from their involvement in or support of the broad-based communications industries, regardless of the size of their market capitalization. These companies are involved in communications equipment and support, electronic components and equipment, broadcasting, publishing and information dissemination in any available media (including mobile and wireless communications), computer equipment and computer support systems (including software, fiber optics, internet development and related activities). The Fund will focus its investments on companies with large market capitalizations, active trading markets and proven performance histories. Although the Fund has the authority to operate as a "non-diversified" mutual fund, the Adviser presently has no intention of investing in this manner. For temporary defensive or emergency purposes, the Fund may invest all or a portion of its assets in short-term debt securities. If the Fund takes such a temporary defensive position, it may not achieve its investment objective.

The Communications Fund is managed by Gabelli Asset Management, Inc., as subadviser. See "Management of the Trust--Subadvisers".

--------------------------------------------------------------------------------
PRINCIPAL RISKS
Among the principal risks of investing in the Communications Fund which could adversely affect its net asset value, yield and total return, are:
o Management risk -- The Fund is an actively managed portfolio, which means the portfolio managers will apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these will produce the desired results.
o Market risk -- The value of securities may decline in response to developments affecting individual companies and/or general market conditions, or if a company does not perform as expected. Price changes may be temporary or last for extended periods.
o Sector concentration risk -- Investing in stocks of companies in related industries may have greater risks because companies in those industries, or sectors, may share common characteristics and may react similarly to market developments. Securities of companies in the communications industry frequently experience higher price volatility than securities of seasoned large capitalization companies with dominant market positions in traditional industries. In addition, to the extent that the Fund invests in companies that utilize innovative technologies, it will be subject to risks affecting those technologies, such as the risk of shorter product cycles, rapid product obsolescence, aggressive competition, volatile stock prices and limited operating histories.
o Growth stock risk -- Stocks of companies in the communications industry are frequently valued on the basis of their expected earnings growth. Stocks of growth companies typically trade at higher multiples of current earnings than other securities. The value of growth stocks may be more sensitive to changes in current or expected earnings than the value of other securities.
o Value Stock Risk -- Securities of companies that the manager believes are selling at a price lower that their true value may have experienced adverse business developments or may be subject to special risks or cyclical factors that have caused their securities to be out of favor. If the market does not recognize the value of a company, the price of its securities may decline or not approach the value that the manager anticipates.
o Foreign investing Risk -- Securities of foreign companies pose additional risks due to political or economic events unique to a country or region and not necessarily affects the U.S. economy or similar companies located in the U.S. In addition, investments in foreign securities are generally denominated in a foreign currency, which presents a risk that changes in the value of those currencies may affect the value of the Fund's portfolio investments.
Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

PERFORMANCE INFORMATION
The performance information set forth below shows summary performance information for the Communications Fund. The bar chart and table give some indication of the risk of an investment in the Fund. The bar chart shows you how much an investment in the Fund has changed over each calendar year, assuming all dividends and capital gains are reinvested. These returns differ from the total returns shown in the Fund's Financial Highlights, which are based on fiscal year results. The table showing Average Annual Total Returns compares the Fund's performance over varying periods ending at the most recently-completed calendar year to the performance of a broadly-based unmanaged securities market index selected by the Adviser as being appropriate for comparison purposes. After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Performance information for years prior to 2001 reflects the advisory fee in effect prior to August 1, 2001, which was lower than the current advisory fee. See "Management of the Trust--Compensation, Expenses and Limitations." In addition, the Fund changed its investment objective and began to pay distribution (12b-1) fees, effective August 1, 2001. The performance results shown below would not necessarily have been achieved for years prior to 2001 had the Fund's current objective and expense structure been in effect during those years. You may call the Adviser at 800-995-7777 or access the Trust's internet website (www.lindnerfunds.com) for current performance information. The information contained on our website does not constitute part of this Prospectus. PAST PERFORMANCE, BOTH BEFORE AND AFTER TAXES, IS NO GUARANTEE OF FUTURE RESULTS.

CALENDAR YEAR TOTAL RETURNS BEFORE TAXES (for periods ended December 31)

[BAR CHART]

                 % Returns
1994               -0.95%
1995               23.89%
1996               23.18%
1997               19.81%
1998               -8.34%
1999               60.46%
2000              -18.60%
2001              -37.51%
2002              -31.79%

[END CHART]

--------------------------------------------------------------------------------
COMMUNICATIONS FUND

Best Quarter: 24.98%--Q4, 1999
Worst Quarter: -24.01%--Q2, 2002

Note: The Fund has a fiscal year that ends on June 30. Total return
(not annualized) for the nine months ended September 30, 2003, was 23.40%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2002)

                                                                                                         SINCE
                                                                                                      INCEPTION
                                                                     1 YEAR          5 YEARS         (8/30/1993)
                                                                     ------          -------         -----------
Communications Fund
   Return before taxes..............................................-31.79%          -12.59%            -0.21%
   Return after taxes on distributions..............................-31.79%          -14.78%            -2.19%
   Return after taxes on distributions and sale of Fund shares......-19.52%           -9.15%            -0.10%
S&P 500 Index*......................................................-22.10%           -0.59%             9.10%(1)

-------
* Return information for this index does not take into account deductions for fees, expenses or taxes. The S&P 500 Index is a broad-based unmanaged index of 500 stocks that are widely recognized as representative of the equity markets in general. You cannot invest directly in an index.
(1) Inception date for this performance index is August 31, 1993.

LINDNER MARKET NEUTRAL FUND

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE--   FUND FOCUS--               APPROXIMATE CAPITALIZATION--
LONG TERM CAPITAL        LONG AND SHORT POSITIONS          AT LEAST $250 MILLION
APPRECIATION IN BOTH     IN EQUITY SECURITIES OF
BULL AND BEAR MARKETS    U.S. COMPANIES AND ADRs

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENTS AND STRATEGIES
The Market Neutral Fund attempts to achieve minimal exposure to market risk by always having both long and short positions in equity securities issued by U.S. companies or foreign companies whose securities are traded on U.S. markets
(ADRs). Long positions will be held in those securities that are believed to be undervalued, while short positions will be held in those securities that are believed to be overvalued. To pursue this goal, the Fund will invest substantially all of its assets in common stocks, securities convertible into common stocks without regard to quality or rating, short positions in common stocks and securities convertible into common stocks, and, to a limited degree, non-convertible preferred stocks and debt securities without regard to quality or rating. By taking both long and short positions in different securities with similar characteristics, the Fund attempts to cancel out the effect of general stock market movements on the Fund's performance. The portfolio managers decide the size of each long and short position in analyzing the trade-off between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund seeks to construct a diversified portfolio that has minimal net exposure to the U.S. equity market generally and certain other risk factors. The Fund's performance objective is to achieve a total return in excess of the total returns on the 3-month Treasury Bill. Its performance is not expected to correlate with the direction of any major U.S. stock market or any general stock market index. However, the Fund is different from an investment in 3-month U.S. Treasury bills because U.S. Treasury bills are backed by the full faith and credit of the U.S. Government and have a fixed rate of return. For temporary defensive or emergency purposes, the Fund may invest all or a portion of its assets in short-term debt securities. If the Fund takes such a temporary defensive position, it may not achieve its investment objective.

The Market Neutral Fund is managed by The Boston Company Asset Management, as subadviser. See "Management of the Trust--Subadvisers".

--------------------------------------------------------------------------------
PRINCIPAL RISKS
Among the principal risks of investing in the Market Neutral Fund, which could adversely affect its net asset value, yield and total return, are:
o Management risk -- The Fund is an actively managed portfolio, which means the portfolio managers will apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these will produce the desired results.
o Market risk -- The value of securities may decline in response to developments affecting individual companies and/or general market conditions, or if a company does not perform as expected. Price changes may be temporary or last for extended periods.
o Active trading risk -- The Fund may engage in active and frequent trading to achieve its investment objective, which may lead to the realization and distribution to shareholders of higher capital gains and increase a shareholder's tax liability. Frequent trading also increases the Fund's transaction costs, which could detract from its performance. The portfolio turnover rate for the Fund will be substantially higher than the normal rate for a mutual fund, and could be as high as 500% per year.
o Short selling risk -- When the Fund sells a security short, it is selling something it does not own. To complete the transaction, the Fund must borrow the security from a broker or other institution. The Fund may not always be able to borrow a security, or close out a short position, at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund may experience a loss. The Fund's loss on a short sale is potentially unlimited since there is no limit on the price a borrowed security could attain.

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

PERFORMANCE INFORMATION
The performance information set forth below shows summary performance information for the Market Neutral Fund. The bar chart and table give some indication of the risk of an investment in the Fund. The bar chart shows you how much an investment in the Fund has changed over each calendar year, assuming all dividends and capital gains are reinvested. These returns differ from the total returns shown in the Fund's Financial Highlights, which are based on fiscal year results. The table showing Average Annual Total Returns compares the Fund's performance over varying periods ending at the most recently-completed calendar year to the performance of a broadly-based unmanaged securities market index selected by the Adviser as being appropriate for comparison purposes. After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund changed its investment objective on July 1, 1999, and began to pay distribution and/or service (12b-1) fees, effective August 1, 2001, and therefore the performance results shown below would not necessarily have been achieved had the Fund's current objective and expense structure been in effect during the years prior to 2001. You may call the Adviser at 800-995-7777 or access the Trust's internet website (www.lindnerfunds.com) for current performance information. The information contained on our website does not constitute part of this Prospectus. PAST PERFORMANCE, BOTH BEFORE AND AFTER TAXES, IS NO GUARANTEE OF FUTURE RESULTS.

CALENDAR YEAR TOTAL RETURNS BEFORE TAXES (for periods ended December 31)

[BAR CHART]

                 % Returns
1995              -11.01%
1996               28.77%
1997              -22.27%
1998                0.18%
1999               12.87%
2000               12.07%
2001               -7.64%
2002               -1.01%

[END CHART]

--------------------------------------------------------------------------------
MARKET NEUTRAL FUND

Best Quarter: 27.30%--Q1, 1996
Worst Quarter: -17.18%--Q2, 1997

Note: The Fund has a fiscal year that ends on June 30. Total return (not annualized) for the nine months ended September 30, 2003, was 2.37%.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2002)

                                                                                                        SINCE
                                                                                                     INCEPTION
                                                                     1 YEAR          5 YEARS        (2/11/1994)
                                                                     ------          -------        -----------
Market Neutral Fund
   Return before taxes...............................................-1.01%            2.99%            1.14%
   Return after taxes on distributions...............................-1.01%            1.93%           -0.06%
   Return after taxes on distributions and sale of Fund shares.......-0.62%            1.89%            0.32%
90-day Treasury Bill*.................................................1.59%            4.11%            4.55%(1)

-----
* Return information for this index does not take into account deductions for fees, expenses or taxes. The 90-day Treasury Bill contract trades on the International Monetary Market of the Chicago Mercantile Exchange, with a face value of $1,000,000.
(1) Inception date for the performance index is January 31, 1994.

LINDNER GOVERNMENT MONEY MARKET FUND

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE--       FUND FOCUS--           APPROXIMATE CAPITALIZATION--
CURRENT INCOME CONSISTENT    SECURITIES OF THE                      NOT RELEVANT
WITH PRESERVATION OF         U.S. GOVERNMENT, ITS
CAPITAL AND LIQUIDITY        AGENCIES AND
                             INSTRUMENTALITIES

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENTS AND STRATEGIES
The Government Money Market Fund pursues its investment objective by investing exclusively in U.S. dollar-denominated debt securities issued or guaranteed by the United States government, its agencies and instrumentalities, and in repurchase agreements secured by such types of securities. The Fund will invest in securities issued by the U.S. government agencies or instrumentalities only when the Fund's subadviser, is satisfied that the credit risk of the agency or instrumentality is minimal. In addition, repurchase agreements will have maturities of less than seven days, will be fully collateralized and will be made only with primary securities dealers having the highest short-term debt rating. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Government Money Market Fund is managed by U.S. Bancorp Asset Management, Inc., as subadviser. See "Management of the Trust--Subadvisers".

--------------------------------------------------------------------------------
PRINCIPAL RISKS
The principal risks of investing in the Government Money Market Fund which could adversely affect its net asset value, yield and total return are:
o Interest rate risk -- Any sudden or sharp increase in prevailing interest rates will cause fixed income securities to decline in value. Longer term bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the fixed income securities held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.
o Management risk -- The Fund is an actively managed portfolio, which means the portfolio managers will apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these will produce the desired results.

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

PERFORMANCE INFORMATION
The performance information set forth below shows summary performance information for the Government Money Market Fund. The bar chart and table give some indication of the risk of an investment in the Fund. The bar chart shows you how much an investment in the Fund has changed over each calendar year, assuming all dividends and capital gains are reinvested. These returns differ from the total returns shown in the Fund's Financial Highlights, which are based on fiscal year results. The table showing Average Annual Total Returns compares the Fund's performance over varying periods ending at the most recently-completed calendar year to the performance of a broadly-based unmanaged securities market index selected by the Adviser as being appropriate for comparison purposes. The current yield for the Fund for the seven-day period ended June 30, 2003, was 0.71%. You may call the Adviser at 800-995-7777, or access the Trust's internet website (www.lindnerfunds.com) for the Fund's current yield. The information contained on our website does not constitute part of this Prospectus. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

CALENDAR YEAR TOTAL RETURNS (for periods ended December 31)

[BAR CHART]

                 % Returns
1997               5.20%
1998               5.06%
1999               4.66%
2000               5.93%
2001               3.70%
2002               1.51%

[END CHART]

--------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND

Best Quarter: 1.54%--Q4, 2000
Worst Quarter: 0.32%--Q4, 2002

Note: The Fund has a fiscal year that ends on June 30. Total return (not annualized) for the nine months ended September 30, 2003, was 0.62%.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2002)

                                                                                                       SINCE
                                                                                                     INCEPTION
                                                                    1 YEAR            5 YEARS        (7/2/1996)
                                                                    ------            -------        ----------
Government Money Market Fund..........................................1.51%            4.16%            4.39%
iMoneyNet, Inc. Total Taxable Average*................................1.28%            4.05%            4.25%(1)

-----
* The iMoneyNet, Inc. Total Taxable Average (formerly called the IBC Total Taxable Average) is an average of the returns of more than 250 money market mutual funds surveyed each year by iMoneyNet, Inc.
(1) Inception date for the performance index is August 1, 1996.

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of a Lindner Fund:

SHAREHOLDER FEES (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases.......................................None
Maximum sales charge (load) imposed on reinvested dividends............................None
Maximum Deferred sales charge (load)...................................................None
Redemption fee(1)........................................................................1%
Exchange fee...........................................................................None
Wire transfer fee per requested transaction (see "Redemption of Shares")(2).............$15
Overnight delivery fee for checks (see "Redemption of Shares")..........................$15

--------
(1) A 1% redemption fee is charged for redemptions made within 90 days of a purchase for all Funds other than the Government Money Market Fund. This fee may be waived at the discretion of the Adviser. See "Redemption of Shares--Other Redemption Rules".
(2) $25 for foreign wire transfers.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)(1)

                                                                                  MANAGEMENT      TOTAL
                                         MANAGEMENT   DISTRIBUTION      OTHER        FEE        OPERATING
                                           FEES(2)    (12b-1) FEES     EXPENSES     WAIVER      EXPENSES(2)
                                           ----       ------------     --------     ------       --------
Growth and Income Fund.................    0.70%          0.04%          0.57%      (0.06)%       1.25%
Large-Cap Growth Fund..................    0.80%          0.04%          0.67%      (0.16)%       1.35%
Small-Cap Growth Fund..................    0.95%          0.24%          1.14%      (0.84)%       1.50%
Communications Fund....................    1.00%          0.24%          1.48%      (1.16)%       1.55%
Market Neutral Fund....................    1.00%          0.25%          1.11%      (0.17)%       2.18%(3)
Government Money Market Fund...........    0.15%          0.00%          0.75%      (0.40)%       0.50%

------
(1) As a percentage of average daily net assets. These expenses are based on fees and expenses paid for the fiscal year ended June 30, 2003.
(2) These are the contractual management fees. The Adviser has contractually agreed until June 30, 2004, to waive a portion of its management and administration fees, and to reimburse the Funds for their expenses, if necessary, so that a Fund's Total Operating Expenses do not exceed the amount shown in the Total Operating Expense colume This waiver may be discontinued by the Adviser after such date. See "Management of the Trust". Without these waivers, Total Operating Expenses for the Growth and Income Fund, Large-Cap Growth Fund, Small-Cap Growth Fund, Communications Fund, Market Neutral Fund and Government Money Market Fund would have been 1.31%, 1.51%, 2.34%, 2.71%, 2.35% and 0.90%, respectively.
(3) Excludes dividends on short positions. If dividends on short positions are included, Total Operating Expenses would have been 4.10% of net assets before expense waivers and 3.93% of net assets after expense waivers.

EXPENSE EXAMPLES

The following examples may help you to compare the costs of investing in a Lindner Fund with the costs of investing in other mutual funds. Because the table uses hypothetical (assumed) conditions, your actual costs may be higher or lower. These examples should not be considered as representing past or future performance or expenses of a fund. You would pay the following expenses on a $10,000 investment, assuming (1) Total Operating Expenses for a fund are as set forth in the table above, (2) the fund has a 5% annual return and (3) you redeem your shares at the end of each period.

                                                           1 YEAR       3 YEARS      5 YEARS      10 YEARS
                                                           ------       -------      -------      --------
Growth and Income Fund......................................$127         $397         $686          $1,511
Large-Cap Growth Fund.......................................$137         $428         $739          $1,624
Small-Cap Growth Fund.......................................$153         $474         $818          $1,791
Communications Fund.........................................$158         $490         $845          $1,845
Market Neutral Fund.........................................$221         $682       $1,169          $2,513
Government Money Market Fund.................................$51         $160         $280            $628

SUMMARY OF PRINCIPAL RISKS

All investments involve some level of risk. Simply stated, risk is the possibility that you will lose money or not make money. The principal risk factors for the funds are described below. Other risks may also apply. Before you invest, you should be aware of the principal risks that apply to your fund. As with any mutual fund, you could lose money over any period of time.

Management Risk (All Funds)
A strategy that the Adviser or a subadviser uses may fail to produce the intended results. The particular securities and types of securities a fund holds may under-perform other securities and types of securities. There can be no assurance that a fund will achieve its investment objective.

Market Risk (All Funds except Government Money Market Fund)
The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations, often referred to as "volatility", may cause the price of a security to drop below previous levels. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Market risk is common to most investments, including stocks and bonds, and to the mutual funds that invest in them. Bonds and other fixed income securities generally involve less market risk than stocks. However, the risks of investing in bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

Growth Stock Risk (Growth and Income Fund, Large-Cap Growth Fund, Small-Cap Growth Fund, Communications Fund)
A fund may invest in equity securities of companies that its portfolio manager believes will experience rapid earnings growth or revenue growth. Growth securities typically trade at higher multiples of current earnings than other securities, and therefore the value of these securities may be more sensitive to changes in current or expected earnings or revenues than the value of other securities.

Value Stock Risk (Growth and Income Fund, Communications Fund)
A fund may invest in securities of companies that its portfolio manager believes are selling at a price lower than their true value. These companies may have experienced adverse business developments or may be subject to special risks or cyclical factors that have caused their securities to be out of favor. If a portfolio manager's assessment is wrong, or if the market does not recognize the value of a company, the price of its securities may decline or not approach the value that the portfolio manager anticipates.

Liquidity Risk (Growth and Income Fund, Small-Cap Growth Fund)
Certain securities may be difficult or impossible to sell when the Adviser wants, or at an acceptable price. A fund may have to accept a lower price, sell other securities or forego an investment opportunity, and this could have a negative effect on performance. This risk applies to restricted securities (including debt securities), Rule 144A securities, certain over-the-counter options and other securities that may trade in U. S. markets but are not registered under the federal securities laws. Each fund may invest up to 15% of its net assets in illiquid securities except that the Government Money Market Fund may invest only up to 10% of its net assets in illiquid securities. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a fund.

Credit Risk (Growth and Income Fund, Government Money Market Fund)
When a fund invests in fixed income securities, it is subject to the risk that an issuer of those securities may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. This risk applies, for example, to repurchase agreements that a fund may enter into. Securities below investment grade (commonly called "junk bonds") are particularly subject to credit risk.

Small-Cap Stock Risk (Small-Cap Growth Fund)
Smaller capitalization stocks involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements, for several reasons. These stocks are traded in lower volumes and the issuers of these stocks are more sensitive to changing conditions and may have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market. Small cap stocks also tend to be less liquid, particularly during periods of market disruption. There is normally less publicly available information concerning these securities. Small companies in which a fund may invest may have limited product lines, markets or financial resources, or may be dependent on a small management group.

Sector Concentration (Communications Fund)
A fund that concentrates its investments in a group of related industries (an industry sector) is subject to increased risk. The fund's performance will generally depend on the sector's performance, which may differ in direction and degree from that of the overall stock market. In addition, financial, economic, business and political developments affecting the industry sector may have a greater effect on the fund.

Non-diversification risk (Communications Fund)
This Fund may be operated as a "non-diversified" mutual fund, which means that it may invest more than 5% of its total assets in any one company in appropriate situations. If the Fund invests a higher percentage of its assets in one or more companies, the value of its shares may fluctuate more widely than shares of a fund that invests in a larger number of companies, and the Fund will be exposed to a greater degree of market risk.

Foreign Securities Risk (Communications Fund)
Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets frequently have less trading volume and less liquidity than U.S. securities markets. In addition, foreign companies may not be subject to uniform accounting, auditing or financial reporting standards comparable to those applicable to U.S. companies. Transaction costs are frequently higher and expenses for custodial arrangements for foreign securities may be somewhat greater than typical expenses for custodial arrangements for similar U.S. securities. Some foreign governments levy withholding taxes against dividends or interest income, and although a portion of these taxes in some countries may be recoverable, the non-recovered portion will reduce the income received from the Fund's portfolio securities.

Currency Risk (Communications Fund)
Investments in securities denominated in foreign currencies involve additional risks, including the risk that the value of the Fund's portfolio assets measured in U.S. dollars may be affected by changes in currency rates, the imposition of exchange control regulations, or the incurrence of costs in connection with the conversion of currencies. On occasion, the Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

Short Selling Risk (Market Neutral Fund)
When a fund sells a security short, it is selling something it does not own. To complete the transaction, the fund must borrow the security from a broker or other institution. The fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience a loss. The fund's loss on a short sale is potentially unlimited since there is no limit on the price a borrowed security could attain.

Active Trading Risk (Market Neutral Fund)
A fund may actively and frequently trade its portfolio securities. The higher the portfolio turnover rate is, the higher the transactional and brokerage costs will be unless securities can be bought and sold without corresponding commission costs. Active trading may also increase a fund's realized capital gains and losses, which may affect the taxes you pay as a fund shareholder.

Interest Rate Risk (Growth and Income Fund, Government Money Market Fund) Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in bond values, while a fall in interest rates typically causes a rise in bond values. Fixed income securities with longer maturities are more susceptible to changes in value due to interest rate changes than are those with shorter maturities.

FINANCIAL HIGHLIGHTS

The financial highlights beginning on the next page are intended to help you understand the financial performance of each Fund's shares for the past five years. The total return information represents the rate that you would have earned or lost on an investment in a Fund's shares assuming reinvestment of all dividends and capital gains distributions. The information is derived from the financial statements of the Funds that have been audited by the Trust's independent auditors, Deloitte & Touche LLP, whose report is included in the Trust's 2003 Annual Report to Shareholders. The Trust's Annual Report is incorporated by reference into the Statement of Additional Information ("SAI") and the Annual Report is available free of charge upon request to the Trust. These financial highlights show the historical performance information of the former class of Investor Shares for the Funds; the Funds did not have Institutional Shares outstanding for the full five-year period shown. For the fiscal year ended June 30, 2003, this information reflects the higher management fees for certain Funds and the Rule 12b-1 distribution fees for all Funds other than the Government Money Market Fund, which were approved by shareholders in July 2001.

GROWTH AND INCOME FUND--(Selected data for a share outstanding during the indicated period)

                                                                               FISCAL YEAR ENDED JUNE 30,
                                                                 --------------------------------------------------
                                                                 2003       2002(1)    2001       2000        1999
                                                                 ----       ----       ----       ----        ----
Net asset value, beginning of period.........................   $17.89     $21.14     $21.14     $23.50      $27.59
Income from investment operations
    Net investment income....................................     0.15(2)    0.24(2)    0.56(2)    1.07        2.16
    Net realized and unrealized gain (loss) on investments...    (0.13)     (3.24)      0.01      (2.30)      (3.80)
                                                                 ------     ------      ----      ------      ------
       Total from investment operations......................     0.02      (3.00)      0.57      (1.23)      (1.64)
                                                                  ----      ------      ----      ------      ------
Less:
    Dividends from net investment income.....................    (0.15)     (0.25)     (0.57)     (1.13)      (1.95)
    Dividends from net realized gains........................     0.00       0.00       0.00       0.00       (0.50)
    Return of capital........................................    (0.01)      0.00       0.00       0.00        0.00
                                                                 ------      ----       ----       ----        ----
       Total distributions...................................    (0.16)     (0.25)     (0.57)     (1.13)      (2.45)
                                                                 ------     ------     ------     ------      ------
Change in net asset value....................................    (0.14)     (3.25)      0.00      (2.36)      (4.09)
                                                                 ------     ------      ----      ------      ------
Net asset value, end of period...............................   $17.75     $17.89     $21.14     $21.14      $23.50
                                                                ======     ======      =====      =====       =====
       Total return(3).......................................     0.17%    (14.27)%     2.78%     (5.48)%     (5.57)%
Ratios and supplemental data:
----------------------------
   Ratio of expenses to average net assets:
       Before expense waivers................................     1.31%      1.14%      0.84%      0.73%       0.66%
       After expense waivers.................................     1.25%      1.14%      0.84%      0.73%       0.66%
   Ratio of net investment income to average net assets:
       Before expense waivers................................     0.84%      1.21%      2.63%      4.14%       8.03%
       After expense waivers.................................     0.90%      1.21%      2.63%      4.14%       8.03%
   Portfolio turnover rate...................................    32.80%     58.12%    170.40%    124.63%      31.74%
   Net assets, end of period (in millions)...................     $178       $211       $316       $448        $768

LARGE-CAP GROWTH FUND--(Selected data for a share outstanding during the indicated period)

                                                                                 FISCAL YEAR ENDED JUNE 30,
                                                                  --------------------------------------------------
                                                                  2003        2002        2001        2000      1999
                                                                  ----        ----        ----        ----      ----
Net asset value, beginning of period.........................     $7.23      $10.92      $16.42     $16.14    $22.27
Income from investment operations
    Net investment income (loss).............................     (0.04)(2)   (0.07)(2)    0.02(2)    0.13      0.29
    Net realized and unrealized gain (loss) on investments...     (0.20)      (3.62)      (3.61)      1.25     (3.36)
                                                                  -----       -----       -----      -----     -----
       Total from investment operations......................     (0.24)      (3.69)      (3.59)      1.38     (3.07)
                                                                  -----       -----       -----      -----     -----
Less:
    Dividends from net investment income.....................      0.00        0.00       (0.10)     (0.23)    (0.32)
    Dividends from net realized gains........................      0.00        0.00       (1.81)     (0.87)    (2.74)
                                                                  -----       -----       -----      -----     -----
       Total distributions...................................      0.00        0.00       (1.91)     (1.10)    (3.06)
                                                                  -----       -----       -----      -----     -----
Change in net asset value....................................     (0.24)      (3.69)      (5.50)      0.28     (6.13)
                                                                  -----       -----       -----      -----     -----
Net asset value, end of period...............................     $6.99       $7.23      $10.92     $16.42    $16.14
                                                                  =====       =====       =====      =====     =====
       Total return(3).......................................     (3.32%)    (33.79)%    (22.84)%     8.61%   (13.66)%
Ratios and supplemental data:
----------------------------
   Ratio of expenses to average net assets:
       Before expense waivers................................      1.52%       1.33%       0.70%      0.82%     0.57%
       After expense waivers.................................      1.35%       1.33%       0.70%      0.82%     0.57%
   Ratio of net investment income (loss) to average net assets:
       Before expense waivers................................     (0.72%)     (0.79%)      0.11%      0.57%     1.27%
       After expense waivers.................................     (0.55%)     (0.79%)      0.11%      0.57%     1.27%
   Portfolio turnover rate...................................    119.35%     135.50%     232.94%    129.68%    53.41%
   Net assets, end of period (in millions)...................       $92        $112        $213       $342      $434

---------
(1) The Growth and Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and adopted the yield-to-maturity premium and discount amortization method on fixed-income securities. The periods prior to July 1, 2001, have not been restated to reflect the change in presentation.
(2) Net investment income (loss) per share represents net investment income
(loss) divided by the average shares of beneficial interest outstanding throughout each period.
(3) Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at net asset value at the end of the period.

SMALL-CAP GROWTH FUND--(Selected data for a share outstanding during the indicated period)

                                                                                    FISCAL YEAR ENDED JUNE 30,
                                                                  ----------------------------------------------------
                                                                  2003        2002        2001        2000      1999
                                                                  ----        ----        ----        ----      ----
Net asset value, beginning of period.........................     $5.68       $7.83       $9.21       $8.06     $8.49
Income from investment operations
    Net investment income (loss).............................     (0.07)(1)   (0.09)(1)   (0.04)(1)    0.07      0.08
    Net realized and unrealized gain (loss) on investments...     (0.42)      (2.06)      (0.61)       1.22     (0.12)
                                                                  -----       -----       -----       -----     -----
       Total from investment operations......................     (0.49)      (2.15)      (0.65)       1.29     (0.04)
                                                                  -----       -----       -----       -----     -----
Less:
    Dividends from net investment income.....................      0.00        0.00       (0.02)      (0.10)    (0.08)
    Dividends from net realized gains........................      0.00        0.00       (0.71)      (0.04)    (0.31)
                                                                  -----       -----       -----       -----     -----
       Total distributions...................................      0.00        0.00       (0.73)      (0.14)    (0.39)
                                                                  -----       -----       -----       -----     -----
Change in net asset value....................................     (0.49)      (2.15)      (1.38)       1.15     (0.43)
                                                                  -----       -----       -----       -----     -----
Net asset value, end of period...............................     $5.19       $5.68       $7.83       $9.21     $8.06
                                                                  =====       =====       =====       =====     =====
       Total return(2).......................................     (8.63%)    (27.46)%     (6.58)%     16.26%     0.11%
Ratios and supplemental data:
----------------------------
   Ratio of expenses to average net assets:
       Before expense waivers................................      2.34%       1.69%       1.07%       0.97%     0.94%
       After expense waivers.................................      1.50%       1.47%       1.07%       0.97%     0.94%
   Ratio of net investment income (loss) to average net assets:
       Before expense waivers................................     (2.23%)     (1.56)%     (0.50)%      0.61%     0.99%
       After expense waivers.................................     (1.39%)     (1.33)%     (0.50)%      0.61%     0.99%
   Portfolio turnover rate..................................     105.60%     129.32%     210.65%     174.02%    65.98%
   Net assets, end of period (in millions)...................        $7         $10         $20         $27       $38

COMMUNICATIONS FUND--(Selected data for a share outstanding during the indicated period)

                                                                                 FISCAL YEAR ENDED JUNE 30,
                                                                  ----------------------------------------------------
                                                                  2003        2002        2001       2000       1999
                                                                  ----        ----        ----       ----       ----
Net asset value, beginning of period.........................     $5.00       $9.62      $19.04     $14.81     $16.78
Income from investment operations
    Net investment income....................................     (0.01)(1)    0.02(1)     0.17(1)    0.21       0.33
    Net realized and unrealized gain (loss) on investments...      1.53       (4.61)      (6.90)      4.55       0.44
                                                                  -----       -----       -----      -----      -----
       Total from investment operations......................      1.52       (4.59)      (6.73)      4.76       0.77
                                                                  -----       -----       -----      -----      -----
Less:
    Dividends from net investment income.....................      0.00       (0.02)      (0.18)     (0.22)     (0.33)
    Dividends from net realized gains........................      0.00        0.00       (2.51)     (0.31)     (2.41)
    Return of capital........................................      0.00       (0.01)       0.00       0.00       0.00
                                                                  -----       -----       -----     ------     ------
       Total distributions...................................      0.00       (0.03)      (2.69)     (0.53)     (2.74)
                                                                  -----       -----       -----     ------     ------
Change in net asset value....................................      1.52       (4.62)      (9.42)      4.23      (1.97)
                                                                  -----       -----       -----     ------     ------
Net asset value, end of period...............................     $6.52       $5.00       $9.62     $19.04     $14.81
                                                                  =====       =====       =====     ======     ======
       Total return(2).......................................     30.40%     (47.82)%    (38.99)%    32.49%      8.62%
Ratios and supplemental data:
----------------------------
   Ratio of expenses to average net assets:
       Before expense waivers................................      2.71%       1.85%       1.06%      0.93%      0.97%
       After expense waivers.................................      1.55%       1.40%       1.06%      0.93%      0.97%
   Ratio of net investment income (loss) to average net assets:
       Before expense waivers................................     (1.39%)     (0.13)%      1.21%      1.22%      2.40%
       After expense waivers.................................     (0.23%)      0.32%       1.21%      1.22%      2.40%
   Portfolio turnover rate...................................     11.87%     250.47%     246.70%     69.46%    137.51%
   Net assets, end of period (in millions)...................        $8          $8         $21        $42        $26

------
(1) Net investment income (loss) per share represents net investment income
(loss) divided by the average shares of beneficial interest outstanding throughout each period.
(2) Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value at the end of the period.

MARKET NEUTRAL FUND--(Selected data for a share outstanding during the indicated period)

                                                                                FISCAL YEAR ENDED JUNE 30,
                                                                  -----------------------------------------------------
                                                                  2003         2002         2001        2000     1999
                                                                  ----         ----         ----        ----     ----
Net asset value, beginning of period........................      $5.87        $6.54        $6.60       $5.72    $5.65
Income from investment operations
    Net investment income (loss)............................      (0.05)(1)    (0.09)(1)     0.30(1)     0.23     0.23
    Net realized and unrealized gain (loss) on investments..       0.24        (0.37)       (0.12)       0.86     0.01
                                                                  -----        -----        -----       -----    -----
       Total from investment operations.....................       0.19        (0.46)        0.18        1.09     0.24
                                                                  -----        -----        -----       -----    -----
Less:
    Dividends from net investment income....................       0.00        (0.21)       (0.24)      (0.21)   (0.17)
    Dividends from net realized gains.......................       0.00         0.00         0.00        0.00     0.00
                                                                  -----        -----        -----       -----    -----
       Total distributions..................................       0.00        (0.21)       (0.24)      (0.21)   (0.17)
                                                                  -----        -----        -----       -----    -----
Change in net asset value...................................       0.19        (0.67)       (0.06)       0.88     0.07
                                                                  -----        -----        -----       -----    -----
Net asset value, end of period..............................      $6.06        $5.87        $6.54       $6.60    $5.72
                                                                  =====        =====        =====       =====    =====
       Total return(2)......................................       3.24%       (7.09)%       2.58%      19.26%    4.29%
Ratios and supplemental data:
----------------------------
   Ratio of expenses to average net assets:
       Before expense waivers...............................       4.10%(3)     3.28%(3)     2.13%(3)    1.93%    1.45%
       After expense waivers................................       3.93%(3)     3.28%        2.13%       1.93%    1.45%
   Ratio of net investment income (loss) to average net assets:
       Before expense waivers...............................      (1.02%)(4)   (1.47%)(4)    4.46%(4)    3.71%    3.46%
       After expense waivers................................      (0.85%)(4)   (1.47%)       4.46%       3.71%    3.46%
    Portfolio turnover rate.................................     187.39%      247.83%      497.77%     817.43%  104.92%
    Net assets, end of period (in millions).................         $8           $8          $15         $22       $18

GOVERNMENT MONEY MARKET FUND--(Selected data for a share outstanding during the indicated period)

                                                                                   FISCAL YEAR ENDED JUNE 30,
                                                                  -----------------------------------------------------
                                                                  2003         2002         2001        2000     1999
                                                                  ----         ----         ----        ----     ----
Net asset value, beginning of period.........................    $1.00        $1.00        $1.00       $1.00    $1.00
Income from investment operations
    Net investment income....................................     0.01(1)      0.02(1)      0.05(1)     0.05     0.05
                                                                 -----        -----        -----       -----    -----
       Total from investment operations......................     0.01         0.02         0.05        0.05     0.05
                                                                 -----        -----        -----       -----    -----
Less:
    Dividends from net investment income.....................     0.01        (0.02)       (0.05)      (0.05)   (0.05)
                                                                 -----        -----        -----       -----    -----
Change in net asset value....................................     0.00         0.00         0.00        0.00     0.00
                                                                 -----        -----        -----       -----    -----
Net asset value, end of period...............................    $1.00        $1.00        $1.00       $1.00    $1.00
                                                                 =====        =====        =====       =====    =====
       Total return(2).......................................     1.15%        2.15%        5.49%       5.26%    4.70%
Ratios and supplemental data:
----------------------------
   Ratio of expenses to average net assets:
       Before expense waivers................................     0.90%        0.66%        0.59%       0.51%    0.53%
       After expenses waivers................................     0.50%        0.50%        0.50%       0.50%    0.50%
   Ratio of net investment income to average net assets:
       Before expense waivers................................     0.77%        2.03%        5.31%       5.10%    4.53%
       After expense waivers.................................     1.17%        2.19%        5.31%       5.10%    4.53%
   Net assets, end of period (in millions)...................      $19          $32          $40         $38      $44

------
(1) Net investment income (loss) per share represents net investment income
(loss) divided by the average shares of beneficial interest outstanding throughout each period. For the Market Neutral Fund, net investment income before dividends on short positions for the fiscal years ended June 30, 2003, 2002 and 2001, were $0.05, ($0.01) and $0.35, respectively.
(2) Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value at the end of the period.
(3) Includes dividends on short positions. Excluding these dividends, this ratio before expense waivers would have been 2.35%, 1.99%, and 1.31%, for 2003, 2002 and 2001, respectively, and this ratio after expense waivers would have been 2.18% for 2003.
(4) Includes dividends on short positions. Excluding these dividends, this ratio before expense waivers would have been 0.73%, (0.18%), and 5.28%, for 2003, 2002 and 2001, respectively and this ratio after expense waivers would have been 0.90% for 2003.

CERTAIN INVESTMENT PRACTICES

This section provides additional information about some of the principal investments and related risks of the Funds that are identified under "Fund Descriptions and Performance" above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investments or strategies but which may be used from time to time by a Fund. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to describe all of the various types of securities and investment techniques that may be used by the Funds. See "Investment Objectives and Policies" in the SAI for more detailed information about the matters described in this section and about other strategies and techniques that may be used by the Funds.

INVESTMENT GRADE DEBT SECURITIES. A security is considered investment grade if, at the time of its purchase, it is rated BBB or higher by Standard & Poor's, Baa or higher by Moody's Investor Services, BBB or higher by Fitch, or BBB or higher by Duff & Phelps. A security will be considered investment grade if it receives one of the above ratings, even if it receives a lower rating from other rating organizations. Fixed income and convertible securities purchased by the Growth and Income Fund will generally be rated at least investment grade at the time of purchase, except that the Fund may also invest in unrated securities if the Adviser or Subadviser believes that they are of comparable quality. Securities in the lowest category of investment grade have certain speculative characteristics and may be subject to higher risk of default than obligations with higher ratings. If a security is down-graded after being purchased by a fund to below investment grade, the Adviser or Subadviser will consider such an event in determining whether it should continue to be held.

SHORT SALES. The Market Neutral Fund will make short sales as part of its overall portfolio management strategy as a regular investment technique. The other Funds will not engage in short sales. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. A fund other than the Market Neutral Fund may only enter into short selling transactions if the security sold short is held in the fund's portfolio or if the fund has the right to acquire the security without the payment of further consideration. For these purposes, a fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the fund.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS. Each fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a fund's overall investment exposure. Typically, no income accrues on securities a fund has committed to purchase prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to cover these positions.

REPURCHASE AGREEMENTS. Each fund may enter into repurchase agreements, in which the fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

RESTRICTED AND ILLIQUID SECURITIES. Each fund may invest in securities that are illiquid so long as not more than 15% of the value of the fund's net assets, taken at market value at the time of investment (10% in the case of the Government Money Market Fund), would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in the disposing of illiquid securities held by a fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INVESTING IN OTHER INVESTMENT COMPANIES. Under the 1940 Act, each Fund may invest up to 5% of its total assets in securities of any one investment company and up to 10% of its total assets in securities of all other investment companies. As a shareholder of an investment company, a Fund may indirectly pay management and other fees which are in addition to the fees the Fund pays its own service providers.

ACTIVE TRADING. The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as "portfolio turnover." The Market Neutral Fund will engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, and the other Funds may trade actively during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals). The trading costs and tax effects associated with portfolio turnover may adversely affect a fund's performance. Certain funds that have recently retained a new subadviser or portfolio manager team and/or whose investment objectives and policies have recently changed, may experience increased portfolio turnover during the current fiscal year.

BORROWING. Each Fund may borrow from banks up to 5% of its total assets for temporary administrative or emergency purposes and this borrowing may be secured or unsecured. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by appreciation of the securities held by a Fund. A Fund may also be required to maintain minimum average balances in connection with a borrowing or pay a commitment or other fee to maintain a line of credit.

SECURITIES LENDING. Each Lindner Fund may lend portfolio securities on a short-term basis to qualified financial institutions, but only in accordance with policies and procedures that are approved by the Trust's Board of Trustees. By reinvesting any cash collateral received in these transactions, a fund may realize additional income gains or losses. Loans will generally be short-term. Loans are subject to termination at the option of a Fund or the borrower. The Funds may pay reasonable fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or intermediary broker. Because there may be delays in the recovery of securities loaned, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties whose credit-worthiness is deemed satisfactory by the Adviser or the Subadviser. In addition, securities loans will only be made if, in the judgment of the Adviser or the Subadviser, the consideration to be earned from such loans would justify the risk. The Adviser understands that it is the current view of the SEC staff that a fund may engage in securities loan transactions only so long as it complies with the conditions prescribed by the SEC, which are described in detail in the SAI.

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

MANAGEMENT OF THE TRUST

The Trust is governed by a Board of Trustees that meets regularly throughout the year to review its activities, review contractual arrangements with companies that provide services to the Trust, and review each Fund's performance. The majority of Trustees are not affiliated with the Trust. The Trust is permitted to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. Information about the Trustees and executive officers of the Trust may be found in the SAI.

INVESTMENT ADVISER

Lindner Asset Management, Inc. ("Lindner Management" or the "Adviser") serves as investment adviser for each of the Funds. Lindner Management also performs certain administrative services for the Lindner Funds. The Adviser's business address is 520 Lake Cook Road, Suite 381, Deerfield, Illinois 60015. The Adviser is registered as an investment adviser with the Securities and Exchange Commission. As of August 31, 2003, the Adviser managed approximately $322 million of assets, all of which were assets of the Lindner Funds.

MANAGER-OF-MANAGERS STYLE. Lindner Management acts as a "manager-of-managers." The Securities and Exchange Commission has entered an exemptive order (the "SEC Order") that generally allows the Adviser to enter into and amend agreements with unaffiliated investment subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of the "disinterested" Trustees) of the Trust must approve any new or amended agreements with subadvisers. Shareholders of a Fund will continue to have the right to terminate an agreement with a subadviser at any time, without penalty, by a vote of the majority of outstanding shares of a Fund. The Adviser, on behalf of each Fund, will notify shareholders of any new subadviser or of any material amendments to the agreement with a subadviser pursuant to the SEC Order. Lindner Management remains responsible for the performance of all of the Lindner Funds, oversees subadvisers to ensure compliance with the Fund's investment policies and guidelines, and monitors each subadviser's adherence to its investment style and performance results in order to recommend any changes in subadvisers to the Trust's Board of Trustees.

SUB-ADVISERS

LARGE-CAP GROWTH FUND AND SMALL-CAP GROWTH FUND

CastleArk Management, LLC ("CastleArk") serves as subadviser for the Large-Cap Growth Fund and the

Small-Cap Growth Fund. CastleArk is an independent investment management company founded in 1999 that is a registered investment adviser. Its principal office is at 1 North Wacker Drive, Chicago, Illinois 60606. The primary business of CastleArk is the management of small to large-cap equity portfolios and investment grade bond portfolios for institutions and individuals and at August 31, 2003, it had in excess of $1.08 billion of assets under management.

CastleArk has appointed Jerome A. Castellini, Edward A. Clark and Robert S. Takazawa, Jr., as portfolio managers for the Large-Cap Growth Fund.

       JEROME A. CASTELLINI received a BA degree in Economics from the University of Notre Dame and an MBA from the University of Chicago. From June 1989 until January 1999, Mr. Castellini was a director and a portfolio manager of mutual funds for the investment management firm of Loomis, Sayles & Co., L.P., with principal responsibilities for the management of that firm's large-cap and mid-cap growth products.

       EDWARD A. CLARK earned a BA degree in Economics from Northwestern University and an MBA in Finance from DePaul University. From May 1990 until January 1999, Mr. Clark was a portfolio manager of mutual funds for the investment management firm of Loomis, Sayles & Co., L.P., with principal responsibilities for the management of its investment grade bond products.

       ROBERT S. TAKAZAWA, JR., earned a BBA in Finance from the University of Notre Dame and an MBA in Finance from Northwestern University. Since August 1999, Mr. Takazawa has been employed as a Vice President of CastleArk Management, LLC. From June 1994 until July 1999, Mr. Takazawa was employed as a Vice President of Loomis, Sayles & Co., L.P., and from June 1974 until May 1994, he was employed as a Senior Vice President of Kemper Financial Services, Inc., where he was responsible for its institutional equity products. Mr. Takazawa is a Chartered Financial Analyst.

CastleArk has appointed Roger H. Stamper and Stephen J. Wisneski as portfolio managers for the Small-Cap Growth Fund.

       ROGER H. STAMPER earned a BS in Mathematics and an MBA in Finance from Western Michigan University. Since November 1999 he has been employed by CastleArk Management, LLC, as a Vice President. From May 1998 until October 1999, Mr. Stamper was the President of Spyglass Asset Management, in Portage, Michigan, a registered investment adviser. Prior to May 1998, Mr. Stamper was a Managing Director of First of America Investment Corporation, in Kalamazoo, Michigan, the investment adviser for the Parkstone Funds, a family of mutual funds Mr. Stamper is a Chartered Financial Analyst.

       STEPHEN J. WISNESKI earned a BS in Civil Engineering from Michigan State University and an MBA in Finance from the University of Houston. Since November 1999 he has been employed by CastleArk Management, LLC, as a Vice President. From June 1988 until October 1999, Mr. Wisneski was the Chief Operating Officer of Spyglass Asset Management, in Portage, Michigan, a registered investment adviser. Prior to May 1998, Mr. Wisneski was a Vice President and Senior Portfolio Manager with First of America Investment Corporation. Mr. Wisneski is a Chartered Financial Analyst.

GROWTH AND INCOME FUND

Argent Capital Management LLC ("Argent") serves as subadviser for the Growth and Income Fund. Argent is an independent investment management company founded in 1998 that is a registered investment adviser. Its principal office is located at 700 Corporate Park Drive, Clayton, Missouri 63105.

The primary business of Argent is the management of equity portfolios and investment grade bond portfolios for institutions and individuals and at August 31, 2003, it had in excess of $500 million of assets under management. Argent has appointed John F. Meara and Steven L. Finerty as portfolio managers for the Growth and Income Fund.

       JOHN F. MEARA received a BSBA degree in finance and real estate from the University of Missouri. Mr. Meara is the President of Argent, a position he has held since 1998. Prior to that date he served from 1997 to 1998 as a portfolio manager for Commerce Bank, St. Louis, Missouri, and from 1995 to 1997 he was an investment analyst for American Express Financial Advisors. Mr. Meara is a Chartered Financial Analyst.

       STEVEN L. FINERTY received a BS degree from Drake University and a JD degree from the University of Missouri. Mr. Finerty is the Chairman of Argent and is also employed as a senior equity advisor for Moneta Group Investment Advisors, Inc., a registered investment adviser based in St. Louis, Missouri. Mr. Finerty has been associated with the Moneta Group since 1986.

MARKET NEUTRAL FUND

The Boston Company Asset Management ("Boston Company") serves as subadviser for the Market Neutral Fund. Boston Company is a registered investment adviser that is a wholly-owned subsidiary of Mellon Financial Corporation, a financial services company headquartered in Pittsburgh, Pennsylvania, and is the successor to Standish Mellon Asset Management LLC. Its principal offices are located at One Boston Place, Boston, Massachusetts 02108. The primary business of Boston Company is the management of investment portfolios for institutions and individuals, and at August 31, 2003, it had in excess of $28.0 billion of assets under management. The Market Neutral Fund is team-managed by an investment staff that is led by David Cameron and Sean Fitzgibbon. Mr. Cameron earned a BA degree from St. Lawrence University and joined Boston Company in 1987 and prior to that time he was employed by BayBank Investment Management for more than six years. He is the lead portfolio manager for the market neutral strategy of Standish Mellon. Mr. Cameron is a Chartered Financial Analyst. Mr. Fitzgibbon earned a BS in economics from Northeastern University and an MBA from Babson College, and joined Standish Mellon in 1991. Mr. Fitzgibbon is also a Chartered Financial Analyst.

COMMUNICATIONS FUND

Gabelli Asset Management Company ("GAMCO") serves as subadviser for the Communications Fund. GAMCO is a registered investment adviser that is a wholly-owned subsidiary of Gabelli Asset Management, Inc., a financial services company headquartered in Rye, New York. GAMCO was founded in 1977. Its principal offices are located at One Corporate Center, Rye, New York 10580. The primary business of GAMCO is the management of investment portfolios for institutions, mutual funds and individuals, and at August 31, 2003, it had in excess of $22.0 billion of assets under management. The Communications Fund will be managed by an investment team that includes Mario J. Gabelli and Ivan Arteaga.

       MARIO J. GABELLI earned a BS in accounting from Fordham University and an MBA in international banking and finance from the Columbia University Graduate School of Business. Mr. Gabelli is the Chief Executive Officer and Chief Investment Officer of GAMCO and has served in that capacity for GAMCO and its predecessor since its inception in 1978. Mr. Gabelli also serves on the Board of Governors of the American Stock Exchange and on the Boards of Trustees for two educational institutions and a charitable foundation. Mr. Gabelli is a Chartered Financial Analyst.

       IVAN ARTEAGA earned a BS Accounting degree from Boston College and an MBA degree from Columbia University Graduate School of Business. He joined GAMCO in 1992, and was previously employed for more than two years by KPMG. Mr. Arteaga has broad investment experience as an analyst and portfolio manager and he covers a wide range of industries. Mr. Arteaga is a Chartered Financial Analyst.

GOVERNMENT MONEY MARKET FUND

U.S. Bancorp Asset Management, Inc. ("USBAM") serves as subadviser for the Government Money Market Fund. USBAM is a Delaware corporation that is wholly-owned by U.S. Bank, N.A., which in turn is wholly-owned by U.S. Bancorp. U.S. Bancorp is a regional, multi-state bank holding company headquartered in Minneapolis, Minnesota. U.S. Bancorp operates seven banks and 11 trust companies with banking offices in 28 states. U.S. Bancorp also has various other subsidiaries engaged in financial services. The offices of USBAM are located at 800 Nicollet Mall, Minneapolis, Minnesota 55402. USBAM provides investment management services to mutual funds, individuals and institutions, including corporations, foundations, pensions and retirement plans. As of August 31, 2003, USBAM and its affiliates served as investment adviser or subadviser to over 56,000 separate investment portfolios and institutional and trust managed accounts that had total assets in excess of $123 billion.

COMPENSATION, EXPENSES AND LIMITATIONS

The Funds bear all expenses of their operations other than those incurred by the Adviser and the Subadvisers under their advisory and sub-advisory agreements, and those incurred by Lindner Management under its administration agreement with the Trust. In particular, each Fund pays investment management fees, administration fees, shareholder servicing fees and expenses, custodian and accounting fees and expenses, legal and auditing fees, expenses of printing and mailing prospectuses and shareholder reports, registration fees and expenses, proxy and meeting expenses and Trustees' fees and expenses.

Under the investment management agreement approved in July 2001 by shareholders of each Fund, the Trust pays the Adviser management fees, as a percentage of the average net assets of each Fund, as follows (before giving effect to any fee waivers described below):

                                                      MANAGEMENT FEES
                                                      ---------------
Growth and Income Fund --
     First $500 million of assets........................  0.70%
     Assets between $500 million and $1 billion..........  0.65%
     Assets over $1 billion..............................  0.60%
Large-Cap Growth Fund --
     First $500 million of assets........................  0.80%
     Assets between $500 million and $1 billion..........  0.75%
     Assets over $1 billion..............................  0.70%
Small-Cap Growth Fund --
     First $500 million of assets........................  0.95%
     Assets between $500 million and $1 billion..........  0.90%
     Assets over $1 billion..............................  0.85%
Communications Fund --
     First $500 million of assets........................  1.00%
     Assets between $500 million and $1 billion..........  0.90%
     Assets over $1 billion..............................  0.85%
Market Neutral Fund --...................................  1.00%
Government Money Market Fund --..........................  0.15%

The compensation payable to the Subadviser for each Fund is paid by the Adviser, and no Fund is responsible for payment of any subadvisory fees. For the fiscal years ending June 30, 2003 and 2004, the Adviser has agreed to waive a portion of its investment management fees and its administration fees, or to reimburse expenses, to the extent that a Fund's total expense ratio exceeds the expense limitation shown below for a particular Fund (for the Market Neutral Fund, the limitation is calculated excluding dividends on short positions). After July 1, 2004, this fee waiver may be discontinued by the Adviser at any time. The expense limitations for the Funds are as follows:

                                               MAXIMUM TOTAL
                                             OPERATING EXPENSE
                                             -----------------
Growth and Income Fund............................ 1.25%
Large-Cap Growth Fund............................. 1.35%
Small-Cap Growth Fund............................. 1.50%
Communications Fund............................... 1.55%
Market Neutral Fund............................... 2.18%
Government Money Market Fund...................... 0.50%

PROPOSED REORGANIZATIONS AND LIQUIDATION OF FUNDS

On October 14, 2003, the Board of Trustees of the Trust approved the proposed reorganizations of five Lindner Funds, each of which is a series of the Trust, into four mutual funds within the Hennessy Mutual Funds group. Completion of each of these reorganizations is subject to a number of conditions, including separate approvals by the shareholders of each of these Lindner Funds. The particular Lindner Funds being reorganized, and the particular Hennessy Funds into with the reorganization is expected to occur are as follows:

                                                                      INVESTMENT COMPANY OF WHICH
LINDNER FUND                  ACQUIRING HENNESSY FUND                 HENNESSY FUND IS A SERIES
------------                  -----------------------                 -------------------------
Growth and Income Fund        Hennessy Cornerstone Value Fund         The Hennessy Mutual Funds, Inc.
Large-Cap Growth Fund         Hennessy Total Return Fund              The Hennessy Funds, Inc.
Small-Cap Growth Fund         Hennessy Cornerstone Growth Fund        The Hennessy Mutual Funds, Inc.
Communications Fund           Hennessy Cornerstone Growth Fund        The Hennessy Mutual Funds, Inc.
Market Neutral Fund           Hennessy Balanced Fund                  The Hennessy Funds, Inc.

The Board of Trustees will be scheduling special shareholder meetings for each affected Lindner Fund to consider the proposed reorganization for that Fund. A proxy statement/prospectus describing the proposed reorganization of each Lindner Fund in greater detail and seeking shareholder approval of the reorganization at a special shareholder meeting will be sent to Lindner Fund shareholders. Shareholders should read the proxy statement/prospectus carefully before determining whether to approve the proposed reorganization of their Lindner Fund. These proposed reorganizations are expected to close in early 2004, if approved by shareholders. If approved, all shareholders of each Lindner Fund on the reorganization date will become shareholders of the acquiring Hennessy Fund. Shareholders will not be subject to any sales charges as a result of the reorganization and should not experience any adverse tax consequences. Shareholders may continue to redeem their shares of Lindner Funds up to the date of the reorganization for their particular Lindner Fund. Each of the acquiring Hennessy Funds will pursue its investment objectives using different strategies than currently employed by the Lindner Fund which it is acquiring.

In addition to these proposed reorganizations of five Lindner Funds, the Trustees intend to consider the liquidation of the Government Money Market Fund, which will require approval of the shareholders of that Fund as well, due to the small size of that fund and the relatively high expenses of operating it. A proxy statement describing the proposed liquidation of the Government Money Market Fund in greater detail and seeking shareholder approval for such liquidation at a special shareholder meeting will be sent to shareholders of that Fund. Shareholders of the Government Money Market Fund should read the proxy statement carefully before determining whether to approve the proposed liquidation of the Government Money Market Fund.

PRICING OF SHARES FOR PURCHASE OR REDEMPTION

When you buy or redeem shares, the price of each share is its "net asset value", or "NAV." Each Fund other than the Government Money Market Fund determines the NAV of its shares at the close of trading (usually 4:00 p.m., Eastern Time) on each day on which at least one of the following markets is open: the New York Stock Exchange, the American Stock Exchange, or the Nasdaq Stock Market. These markets are closed on most national holidays and on Good Friday. NAV for these Funds is calculated by adding the value of the Fund's securities, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding. For the Government Money Market Fund, the value of its shares will be determined at the close of trading on each day that either the New York Stock Exchange or the Federal Reserve Bank of New York is open for business.

If the Fund receives your order to purchase, or your order for redemption, prior to the closing of the New York Stock Exchange, the Fund will process the transaction using the NAV calculated as of that day's close of business. For purchase orders received and shares tendered for redemption after the closing of the New York Stock Exchange, the Fund will determine NAV as of the closing on the following trading day.

The value of securities held by the Funds is calculated differently for different types of securities. Investments in securities traded on a national securities exchange or quoted on the Nasdaq National Market System are valued at the last reported sales price as of the close of the New York Stock Exchange. Securities for which no sale was reported on a particular day are valued at the mean between the last reported bid and asked prices. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities and assets for which quotations are not readily available are valued at fair value as determined pursuant to procedures approved by the Trustees.

The value of foreign securities is converted into U.S. dollars at the rate of exchange prevailing on the valuation date. Purchases and sales of foreign securities as well as income and expenses related to such securities are converted at the prevailing rate of exchange on the respective settlement dates of such transactions. Most securities listed on a foreign exchange are generally valued at the last sale price at the close of the foreign exchange on which the security is primarily traded. In certain countries, market-maker prices (usually the mean between the bid and ask prices) are used when a foreign security does not trade on a particular day. For markets that are not closed at the time that a Fund prices its portfolio securities, snapshot prices are provided by the approved pricing services, or other alternate sources, at the close of the New York Stock Exchange.

Portfolio securities of the Government Money Market Fund are valued on an amortized cost basis, whereby a security is initially valued at its acquisition cost. Thereafter, a constant straight line amortization is assumed each day regardless of the impact of fluctuating interest rates. This procedure is designed to stabilize the net asset value per share at $1.00. Under most conditions, management of the Trust believes that this will be possible, but there can be no assurance that they can do so on a continuous basis.

PURCHASE OF SHARES AND SHAREHOLDER INQUIRIES

You may purchase shares directly from a Fund at the per share NAV. A Fund, at its discretion, may issue shares in exchange for publicly traded securities. Such an exchange will result in a taxable transaction to the person acquiring shares of a Fund. A Fund may similarly issue shares in connection with any merger or consolidation with or acquisition of the assets of any other investment company or trust.

Payment should be made by check drawn on a U.S. bank, savings and loan or credit union. Checks should be made payable to the Fund in which you wish to invest. The Fund will not accept payment in cash, including cashier's checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks. U.S. Treasury checks, credit card checks, traveller's checks or starter checks for the purchase of shares.

MINIMUM PURCHASE AMOUNTS

The minimum investments for the Funds are as follows:

For opening a new account:

$2,000 if you are buying shares of any Fund.
$500 if you are buying shares of any Fund and you elect to participate in the Automatic Investment Plan.

$250 for Individual Retirement Accounts invested in any Fund.

For existing investors opening additional accounts in any Fund:

$500 if you maintain the minimum investment in at least one account.

$250 where additional accounts in any Fund will be registered as a Uniform Gift to Minors (UGMA) or a Uniform Transfer to Minors (UTMA).

For subsequent purchases:

$100 if you are buying shares of any Fund (except in the case of dividend reinvestment which has no minimum, and automatic purchase plan investments and payroll deduction investments, which have a $50 minimum).

ESTABLISHING A NEW ACCOUNT

In order to establish a new account with any of the Funds, you must submit a written "Share Purchase Application" to:

       Lindner Investments
       P. O. Box 701
       Milwaukee, Wisconsin 53201-0701

If you use an overnight form of delivery (e.g. Express Mail), you should address your application to:

       Lindner Investments
       c/o U.S. Bancorp Fund Services, LLC

       615 East Michigan Street
       Milwaukee, Wisconsin 53202

You should direct inquiries regarding any other matter to the post office box address.

Applications to purchase shares may be rejected by the Trust and are not binding until accepted. The Trust will not accept applications unless they are accompanied by a check payable in U.S. dollars drawn on a U.S. bank, savings and loan or credit union. If your check is returned for insufficient funds, the Custodian may charge a $25 fee against your account and you will be responsible for any loss incurred by the Trust.

It is the Trust's policy not to accept applications under circumstances or in amounts considered disadvantageous for shareholders. Any accounts opened without a proper social security number or taxpayer identification number may be liquidated and distributed to the owner(s) of record on the first business day following the 60th day of investment, minus any backup withholding tax amount.

The Trust has established an Anti-Money Laundering Compliance Program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust is required to obtain the following information for all registered owners and all authorized individuals:

          o   Full name
          o   Date of birth
          o   Social security number
          o   Permanent street address (P.O. Box is not acceptable)
          o   Corporate accounts require additional documentation

Please note that your application will be returned if any information is missing. If you require additional assistance when completing your application, please contact the Transfer Agent at (800) 995-7777.

WITHHOLDING CERTIFICATION

Before the Trust will establish a new account or make registration changes to an existing account, you must certify to the Trust on the Share Purchase Application or on an Internal Revenue Service ("IRS") Form W-9 your social security or taxpayer identification number and certify that you are not subject to withholding of dividend payments. Each Fund is required by statute to withhold 31% of your distributions ("backup withholding") if:

o you fail to certify as to your social security or taxpayer identification number;
o  you fail to certify that you are not subject to withholding;
o the IRS notifies the Fund that you have furnished an incorrect taxpayer identification number; or
o the IRS notifies the Fund that you have under reported interest or dividends in the past.

Dividends to shareholders who are non-resident aliens may be subject to a 30% United States withholding tax. If you are a non-resident alien shareholder, you should consult your tax adviser about the applicability of this withholding tax.

ADDITIONAL PURCHASES

You may buy additional Fund shares in the following ways:

By Mail

Fill out the remittance slip that is attached to your account confirmation statement, or write a letter indicating that you would like to purchase shares of any Fund. Please indicate the name(s) in which the account is registered and the account number. Include a check payable to the Fund in which you wish to invest (such as "Lindner Growth and Income Fund" or "Lindner Communications Fund") and mail to:

       Lindner Investments
       P. O. Box 701
       Milwaukee, Wisconsin 53201-0701

Payment should be made by check drawn on a U.S. bank, savings and loan or credit union. Checks should be made payable to the Fund in which you wish to invest. The Fund will not accept payment in cash, including cashier's checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks. U.S. Treasury checks, credit card checks, traveller's checks or starter checks for the purchase of shares.

By Automated Clearing House (ACH)

You may request purchase of shares by Automated Clearing House (ACH), a free electronic transfer service that is used by thousands of individuals and corporations. It takes 15 days from the date we receive your request to establish ACH. Once ACH is in place, you may call or write to purchase shares via ACH. Your bank account will be debited for ACH purchases on the day of your order, and therefore ACH purchases should not exceed the current value of your bank account. Please make sure that the funds are available. A fee will be applied to all returned ACH purchases. Call the Trust at (800) 995-7777 for a form to establish ACH services. (See also "Automatic Investment Plan" and "Payroll Deduction".)

By Wire

You may purchase additional shares by wiring the amount of a purchase to the Trust's custodian, U.S. Bank, N.A. Prior to sending a wire, call the Trust at
(800) 995-7777. The wire must be received by 4: 00 p.m., Eastern Time to receive that business day's closing price. Your bank may charge a fee to wire funds. For purchases under $1,000, we may deduct a $15 fee from the money wired.

By Telephone

If you elect to establish telephone privileges with the Trust on your Share Purchase Application, you may buy additional shares, in an amount not to exceed the current balance in your account, by calling the Trust at (800) 995-7777. Your purchase of shares will be recorded by the Trust at the time payment is actually received. If payment is not received, the order will be subject to cancellation and you will be responsible for any loss incurred.

The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. So long as we follow these procedures, Lindner Management and the Trust will not be liable for losses, costs, or expenses for acting upon your telephone instructions, and Lindner Management will have authority, as agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless we have failed to follow these procedures.

ADDITIONAL INFORMATION ABOUT INVESTING IN THE FUNDS

Once you have mailed, telephoned or otherwise transmitted investment instructions to the Trust, they may not be modified or canceled. The Trust cannot accept investments specifying a certain price or date and will not honor such requests.

The Transfer Agent will send you a confirmation after each transaction affecting your account. Dividend payments and reinvestments are shown on your quarterly consolidated statement. You should bring any discrepancies to the Transfer Agent's attention within 30 days of receipt. The Transfer Agent will provide a listing of your account history, upon receipt of a written request signed by all account owners and a $5.00 fee for each account and each year researched. Checks should be payable to the Fund in which you wish to invest (such as "Lindner Growth and Income Fund" or "Lindner Communications Fund"). All requests are completed on a first-come, first served basis. Due to extreme volume during certain times of the year, requests for account histories may take two to three weeks for delivery. Certificates will not be issued for shares.

Purchasing Through Third Parties

You may purchase shares of a Fund through certain broker-dealers, financial institutions or other service providers ("Processing Intermediaries") who have been authorized to accept purchase and redemption orders on behalf of the Funds.

When you buy shares of a Fund in this way, the Processing Intermediary, rather than you, may be the shareholder of record. The Trust will be deemed to have received a purchase or redemption order when the Processing Intermediary receives the order. Broker-dealers or other financial institutions may be liable to you for any losses arising from their failure to timely communicate purchase orders to the Trust.

A purchase or redemption order made through a Processing Intermediary will be priced at a Fund's NAV next computed after the order is received by the Processing Intermediary. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in a Fund directly. If you intend to invest in a Fund through a Processing Intermediary you should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus.

Processing Intermediaries may charge fees or other charges for the services they provide to their customers. If you do not wish to receive the services of a Processing Intermediary, or pay the fees that may be charged for such services, you may want to consider investing directly with a fund. You may make direct purchases or sales of Fund shares without a sales or redemption charge, except as noted below under "Redemption of Shares--Other Redemption Rules".

AUTOMATIC INVESTMENT PLAN

You may invest a specific amount of money on an automatic basis by authorizing the Funds to automatically withdraw money from your bank account on a designated date or dates during the month. You must invest at least $50 for each automatic investment. You may request to participate in the automatic investment plan by writing:

       Lindner Investments
       P. O. Box 701
       Milwaukee, Wisconsin 53201-0701

You should also direct any questions or inquiries regarding the plan to this address or by calling us at (800) 995-7777. If you want to change or discontinue your automatic investment plan, you must notify Lindner Investments in writing at least 15 days prior to the next scheduled investment date.

PAYROLL DEDUCTION

Many employers provide for payroll deduction allowing you to direct a portion of your pay to the investment option of your choice via ACH. Lindner Investments will accept your direct deposit in amounts of at least $50 for the purchase of shares in any of the Funds. If you want to use payroll deduction to invest, request the proper instructions that will be given to your employer from:

       Lindner Investments
       P. O. Box 701
       Milwaukee, Wisconsin 53201-0701

You should also direct any questions or inquiries regarding the plan to this address or by calling us at (800) 995-7777. You should also find out what prior notice your employer requires if you want to change or discontinue your payroll deduction choice.

REDEMPTION OF SHARES

You may sell all or any part of your shares to a Fund for redemption. The Trust redeems shares at the NAV per share as next computed after either (a) a written request is received "in good order" at the office of the Trust or (b) a telephone request is received by a Fund by a shareholder who has established Telephone Privileges. During the period prior to the time shares are redeemed, dividends on such shares accrue and are payable, and you are entitled to exercise all other rights of beneficial ownership. Once you have requested a redemption, you may not modify or cancel it. The value of shares on redemption may be more or less than their original cost, depending on the market value of the portfolio securities at the time of redemption.

In the case of recently purchased shares, proceeds will not be remitted until the Trust is satisfied that checks given in payment of shares being redeemed have cleared, which may take up to 12 days.

You may redeem shares in the following ways:

By Mail

By mailing a written request addressed to:

       Lindner Investments
       P. O. Box 701
       Milwaukee, Wisconsin 53201-0701

A written redemption request is "in good order" if it: (1) is properly endorsed by all registered shareholders in the exact names in which the shares are registered; (2) is accompanied by properly endorsed share certificates, if any have been issued; and (3) states the following:

o  the name of the Fund,
o  the account number,
o the exact name(s) of the shareholder(s) in which the account is registered as shown on the latest confirmation, and
o  the number of shares or dollar amount to be redeemed.

The following redemption requests must be in writing and must have signatures guaranteed (including the signatures on any share certificate) by a bank, trust company, savings and loan association, or a member of a national stock exchange (a notary public is not an acceptable guarantor):

          o redemptions on accounts that have requested an address change within the preceding thirty days;
          o redemptions for which the proceeds are to be sent to someone other than the registered shareholder(s) and/or to an address other than the address of record; or
          o redemptions for which the proceeds are to be wired and the wire instructions are different than those previously submitted.

The following redemptions must be in writing, but do not require a signature guarantee (unless one of the above circumstances applies):

          o  all IRA accounts; and
          o  redemptions of shares for which certificates have been issued.

IRA account redemptions must also be accompanied by IRS Form W-4P. IRA redemption requests not accompanied by Form W-4P will be subject to withholding. Additional documentation may be required from corporations, executors, administrators, trustees, or guardians.

If you have questions about which documents or instructions are necessary in order to redeem shares, please write, or call the Trust at (800) 995-7777.

By Telephone

You may call the Trust at (800) 995-7777 to request that the proceeds be mailed to you, provided that you have previously established Telephone Privileges with the Funds and have not requested an address change in the preceding two months. The Trust reserves the right to refuse telephone redemptions and may limit the dollar amount or the number of telephone redemptions. IRA accounts may not be redeemed by telephone.

The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow such procedures, Lindner Management and the Trust will not be liable for losses, costs, or expenses for acting upon your telephone instructions or for any unauthorized telephone redemption. As a result of this policy, you will bear the risk of any loss unless we have failed to follow these procedures.

REDEMPTION THROUGH THIRD PARTIES

If you redeem shares through Processing Intermediaries, those entities may charge a service fee. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in a Fund directly. You should read the program materials provided by the Processing Intermediary. A Processing Intermediary has the responsibility of submitting a redemption request to the Trust prior to a Fund's next determination of NAV in order to obtain the redemption price that would be applicable if the request had been placed directly with the Trust. A

Processing Intermediary may be liable to an investor for any losses arising from their failure to timely deliver redemption requests to the Trust.

DISBURSEMENT METHODS

By Mail

The Trust will normally disburse payment by check within five days after receiving your request for redemption. A charge of $15 will be deducted from your account if you request the check to be sent by overnight delivery.

The Trust may postpone the date of payment for redeemed shares, or the Trust's obligation to redeem shares may be suspended for:

          o any period during which the New York Stock Exchange is closed or trading is restricted;
          o any period during which an emergency exists which makes it impracticable for the Trust to sell a Fund's securities or to fairly determine the value of a Fund's net assets; or
          o such other periods as the SEC may order for the protection of shareholders.

By Wire Transfer

You may obtain the proceeds of a redemption by a bank wire transfer if you have previously established Wire Privileges with the Trust. Under normal circumstances, your proceeds will be posted to your bank account the business day following the date of the redemption. If the proceeds are wired to an account at a bank that is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the bank account. A charge of $15 for domestic wires and a charge of $25 for foreign wires will be deducted from the amount being wired.

By Automated Clearing House ("ACH")

You may obtain the proceeds of a redemption by ACH if you have previously established ACH privileges with the Trust. Under normal circumstances, proceeds will be posted to your bank account the evening of the second business day following the date of the redemption. There are no fees for this service.

INVOLUNTARY REDEMPTION

In an attempt to reduce expenses, partly attributable to maintaining small accounts, the Trust reserves the right to redeem, upon 30 days' written notice, all of your shares if your account has an NAV of less than $2,000 due to your withdrawals. We will not redeem your shares if your account falls below this minimum due to a decline in market value of your investments. You may prevent involuntary redemption by making additional investments during the 30-day notice period that increase the value of your account to this minimum amount.

CHECKING PRIVILEGES (GOVERNMENT MONEY MARKET FUND ONLY)

Upon request, the Government Money Market Fund will provide each shareholder who maintains a minimum balance of $5,000 with checks drawn on the Government Money Market Fund that clear through U.S. Bank National Association, Cincinnati, Ohio. This privilege does not constitute a banking function, and owning Government Money Market Fund shares is not equivalent to a bank checking account. When such a check is presented for payment, a sufficient number of whole and fractional shares in your account in the Government Money Market Fund will be redeemed to cover the amount of the check. Checks may only be written for $500 or more.

If you wish to use this method of redemption you must complete and file an authorization form which is available upon request. You should receive an initial supply of checks within three weeks of filing the form. If you bought the shares to be redeemed by check, the Fund may delay sending you the proceeds only until such time as it is reasonably assured that good payment has been collected for the purchase of such shares, which may be up to 15 days.

The Government Money Market Fund may refuse to honor checks whenever the right of redemption has been suspended or postponed or whenever the account is otherwise impaired. The Fund will charge a $25 service fee when a check is presented to redeem shares of the Government Money Market Fund in excess of the value of your account in the Government Money Market Fund. There is no other fee for using checks.

OTHER REDEMPTION RULES

Investing in a Lindner Fund should be a long-term investment strategy. Frequent trading and excessive account transactions can disrupt management of a Fund and increase the Fund's costs for all shareholders. To discourage short-term trading in the Lindner Funds, we will monitor accounts that are trading excessively, and Lindner Investments will charge a redemption fee of 1% of the amount being redeemed for redemptions that occur within 90 days of a purchase for all Lindner Funds other than the Government Money Market Fund. These fees will be paid to the Fund in order to help compensate long-term investors for the damage caused by market timers and day traders. The Adviser reserves the right to waive this redemption fee in appropriate circumstances. We also reserve the right to pay all or part of a redemption in kind (that is, in the form of securities held by a Fund) if we believe that a cash redemption would disrupt a Fund's operation or performance. Finally, we may postpone payment of a redemption request for up to seven calendar days at any time.

EXCHANGING AN INVESTMENT FROM ONE FUND TO ANOTHER

Subject to any applicable minimum initial investment requirements, you may exchange shares of one Fund for shares of any other Fund. Before exchanging shares, you should read the current prospectus describing the shares to be acquired. The exchange privilege is not designed to afford shareholders a way to play short-term swings in the market. Lindner Investments is not suitable for that purpose. The Trust reserves the right to limit the amount and frequency of exchanges between Funds in circumstances it deems disadvantageous to the Funds.

By Telephone

You may exchange shares by phone by calling us at (800) 995-7777 if you have established Telephone Privileges with the Trust and the account registrations and options (for example, automatic reinvestment of dividends) are identical. You will be charged a $5.00 fee for exchanges of a Fund's shares by telephone.

By Mail

You may direct the Trust in writing to exchange shares. If the shares are owned by two or more persons, the request should be signed by each person. All signatures should be exactly as the name appears in the registration. Send your directions to Lindner Investments, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

ADDITIONAL INFORMATION ABOUT SHARE EXCHANGES

o If the shares being surrendered for exchange are represented by a certificate, you must return the certificate to Lindner Management before the conversion can be made.
o Once you have made an exchange request by telephone or mail, it is irrevocable and you may not modify or cancel it.
o The value of the shares surrendered and the value of the shares acquired are the NAVs of such shares next computed after receipt of an exchange order.
o Shares may not be exchanged unless you have furnished the Trust with the correct tax identification number and the certification required by the Internal Revenue Code and Regulations. See "Withholding Certification."
o An exchange of shares is, for federal income tax purposes, a sale of the shares, on which you may realize a taxable gain or loss.
o If the request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, Lindner Management will require evidence satisfactory to it of the authority of the individual signing the request.

SYSTEMATIC WITHDRAWAL PLAN

A systematic withdrawal plan is available to you if you hold shares of a Fund whose total account value is at least $15,000 and you wish to withdraw fixed amounts of money from that Fund on a systematic basis. Withdrawals must be in amounts of $50 or more and may be made monthly or quarterly, at an annual rate not exceeding 40% of the value of your shares at the inception of your systematic withdrawal plan. If you participate in a systematic withdrawal plan, you may still make additional redemptions whenever you wish.

Under a systematic withdrawal plan, the Fund redeems shares as of the close of the first business day following the day on which a withdrawal is made. Each redemption of shares will result in a gain or loss that you must report on your income tax return. Establishing a systematic withdrawal account constitutes an election by you to reinvest into the Fund all income dividends and capital gains distributions payable on your account.

To participate in the systematic withdrawal plan you must sign a form we will provide upon request and deposit any stock certificates subject to the plan. You may request to participate in the systematic withdrawal plan and ask questions about it by writing to:

       Lindner Investments
       P.O. Box 701
       Milwaukee, Wisconsin 53202-0701

You may terminate the systematic withdrawal plan at any time by written notice to the Funds.

INDIVIDUAL RETIREMENT ACCOUNTS ("IRAs")

IRAs are available to employed (including self-employed) persons and their non-employed spouses. A working spouse and a non-working spouse may contribute up to $3,000 for each person under 50 years of age, and up to $3,500 for each person 50 years of age or older, during each year, not to exceed the person's income for that year. You will be charged an annual administrative fee of $12.50 per IRA account, which you may pay separately by check. If the payment is due at the time the account is closed, the fee will be deducted from the withdrawal.

Contributions to an IRA must be postmarked no later than the due date of the tax return (without extensions) for the contribution year for which the contribution is being made. You must request withdrawals from an IRA in writing and include IRS Form W-4P with your request. IRA redemption requests not accompanied by FormW-4P will be subject to income tax withholding.

U.S. Bank, N.A., serves as Custodian for IRAs. The Custodian's fee and other information about IRAs are disclosed in documents including a Disclosure Statement that you must obtain from the Funds before investing in an IRA. You should consult your tax adviser regarding the appropriateness of investing in an IRA. Address written requests for applications to establish an IRA to:

       Lindner Investments
       P. O. Box 701
       Milwaukee, Wisconsin 53201-0701

DIVIDENDS, DISTRIBUTIONS AND TAXES

PAYMENT OF DIVIDENDS AND DISTRIBUTIONS

o Record Date: the date the Fund identifies its "shareholders of record" (shareholders entitled to receive the fund's dividend and/or capital gains distribution).
o Ex-Dividend Date: the date the dividend is deducted from the Fund's NAV. Also, the date dividends and/or capital gains are posted. This is normally the day after the Record Date.
o Payment Date (Payable Date): the date dividends and/or capital gains distributions are paid to shareholders.

The Large-Cap Growth Fund, the Small-Cap Growth Fund, the Communications Fund and the Market Neutral Fund declare annual dividends from net investment income each December. The Growth and Income Fund generally declares quarterly dividends from its net investment income in March, June, September and December. Dividends for all Funds are typically paid on the ex-dividend date or within 3 business days thereafter. All of the Funds distribute net realized capital gains, if any, in December.

For the Government Money Market Fund, at the end of each business day that the New York Stock Exchange and the Federal Reserve Banks are open, the Fund's net investment income is declared as a daily dividend to shareholders. Shareholders receive dividends in additional shares of the Government Money Market Fund unless they elect to receive cash. Reinvestment or payment of dividends is done monthly at the NAV of the Government Money Market Fund on the date paid. If you request cash payment, checks are mailed within five business days after the last day of each month.

The Funds may declare additional dividends from net investment income and from net realized capital gains in December. If a Fund declares a dividend and/or a capital gain distribution in October, November, or December and it is made payable during January of the following year, such payment is considered taxable income to the shareholder on December 31 of the year in which the dividend or distribution was declared.

Each Fund automatically reinvests dividends and capital gain distributions in Fund shares at the NAV determined on the day following the record date for such dividends or distributions, unless you provide written notice by the record date indicating your intention to receive such dividend or distribution in cash.

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's then current net asset value and to reinvest all subsequent distributions.

EFFECT OF DIVIDENDS AND DISTRIBUTIONS ON NAV

Any dividends or capital gains distributions paid shortly after you buy shares in a Fund will have the effect of reducing the per share NAV of your shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes, which may be at ordinary income tax rates.

FEDERAL TAXATION OF DIVIDENDS AND DISTRIBUTIONS

Each Fund is not liable for federal income taxes to the extent it distributes its taxable income. Additionally, each Fund intends to distribute substantially all capital gains and ordinary income and thus avoid imposition of excise taxes.

You are generally liable for federal income taxes on the income dividends and capital gains distributions of each Fund (whether or not reinvested in the Fund). Distributions in any form may be subject to federal income tax.

Distributions are taxable as ordinary income to the extent derived from a Fund's investment income. Distributions of net capital gains may be taxable at different rates depending upon how long the Fund has held the assets. Distributions of capital gains are taxable to you based on how long a Fund has held a security, not on how long you have owned the Fund shares.

DIVIDENDS RECEIVED DEDUCTION

Each Fund will furnish, upon request, a confirmation to corporate shareholders reflecting the amount of dividends which do not qualify for the 70% dividends received deduction. None of the Government Money Market Fund's net investment income is expected to be derived from dividends, therefore, no part of any distribution from that Fund will be eligible for the dividends received deduction.

OTHER TAX CONSEQUENCES

In addition to the federal income tax consequences described above, there may be other federal, state or local tax considerations applicable to the circumstances of a particular investor. You are urged to consult your tax adviser about the effect of your investment in a Fund on your tax situation. You should also review with your tax adviser the effect of investments by the Government Money Market Fund in repurchase agreements; several states treat the income received by a mutual fund from repurchase agreements as income from sources other than securities of the United Sates Government or its agencies or instrumentalities, and such income may be subject to state income or intangibles taxes. This discussion of tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, which are subject to change by legislative or administrative action.

DISTRIBUTION PLAN

Each Fund other than the Government Money Market Fund has approved a Distribution Plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund may pay distribution and other shareholder service related expenses of up to 0.25% each year of the Fund's average net assets. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments pursuant to the Distribution Plan may be made only to reimburse expenses incurred during a rolling 12-month period, subject to the annual limitation.

PRIVACY POLICY

It is our mission to provide you with the tools and information necessary to reach your financial goals without compromising your privacy. We have adopted the following Privacy Policy relating to personal information that you provide to us during our business relationship. If you hold your shares of Lindner Funds in an account at a brokerage firm or some other financial intermediary, the privacy policy of that brokerage firm or other financial intermediary will govern the circumstances under which your personal information may or may not be disclosed to third parties. Lindner Funds does not have access to your personal information that is in the possession of such other brokerage firm or financial intermediary.

TYPES OF PERSONAL INFORMATION WE MAY COLLECT

We do not collect personal information unless you provide it to us. The information you provide to us is only used to process your accounts and satisfy your financial requests with Lindner Funds. We collect personal information needed to setup your mutual fund accounts, process your transactions and enable you to access our website. The types of personal information that we may collect include the following:

o  Name
o  Date of birth
o  Telephone number
o  Fax number
o  Postal address
o  E-mail address
o  Social security number
o  Bank account numbers

USE OF PERSONAL INFORMATION BY LINDNER FUNDS AND BY THIRD PARTIES

Any personal information you provide to us may be shared to assist in servicing your requests with Lindner Asset Management, our investment adviser, U.S. Bancorp Fund Services, LLC, our administrator and transfer agent, and U.S. Bank, N.A., our custodian. Your personal information will not be shared with any other third parties unless we are required to do so by law or a governmental regulatory authority. We will not give or sell your nonpublic personal information to any other company, individual or group.

SECURE ONLINE ACCOUNT ACCESS

We operate under advanced security safeguards. We employ secure technologies in order to safeguard the transmission of your personal information through our Internet website. You will always have the option of submitting information by phone by calling our toll-free customer service number.

WAYS YOU CAN CONTROL THE INFORMATION COLLECTED ABOUT YOU

We will advise you if we change our Privacy Policy. If you would like to make changes to your personal information, you may call our toll free customer service number. If you have any additional questions or concerns about privacy, our information practices, secure services or the confidentiality of personal data transmissions over the Internet, please contact us at (800) 995-7777.

You can find additional information about the Lindner Funds in its Annual and Semi-Annual Reports to Shareholders and in the Statement of Additional Information ("SAI"). The Annual and Semi-Annual Reports to Shareholders include financial statements, detailed performance information, portfolio holdings, management's discussion of Fund performance, market conditions and investment strategies and, in the Annual Report only, the auditor's report. The SAI contains more detailed information on all aspects of the Funds and is incorporated by reference in (legally considered to be part of) this Prospectus. To request a free copy of the current Annual or Semi-Annual Report to Shareholders or the current SAI, or to obtain other information about a Fund, write or call:

LINDNER INVESTMENTS
   520 Lake Cook Road, Suite 381
   Deerfield, Illinois 60015
   Phone: (800) 995-7777
   Fax: (847) 945-7281
   Website: http://www.lindnerfunds.com

You can visit the SEC's Internet Web site (http://www. sec. gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies of this information, by visiting the SEC's Public Reference Room in Washington, D.C. (phone--1-202-942-8090) or by sending your request and a duplicating fee to the SEC'S Public Reference Section, Washington DC 20549-0102. You may also obtain information, after paying a duplicating fee, by electronic request at: publicinfo@sec.gov.

PROSPECTUS DATED
OCTOBER 17, 2003

[ART WORK]

[LOGO]   LINDNER
         FUNDS

                                   TICKER SYMBOLS
                                   --------------
Growth and Income Fund:                     LDDVX
Large-Cap Growth Fund:                      LDNRX
Small-Cap Growth Fund:                      LDRSX
Communications Fund:                        LDUTX
Market Neutral Fund:                        LDNBX
Government Money Market Fund:               LDGXX

INVESTMENT ADVISER AND ADMINISTRATOR:
Lindner Asset Management, Inc.

CUSTODIAN:
US Bank National Association

DISTRIBUTOR:
Quasar Distributors, LLC

TRANSFER AGENT:
US Bancorp Fund Services, LLC

COUNSEL:
Dykema Gossett PLLC

INDEPENDENT AUDITORS:
Deloitte & Touche LLP

Investment Company Act File No. 811-7932
368600.1

                                     PART B

                               LINDNER INVESTMENTS

                       STATEMENT OF ADDITIONAL INFORMATION

                                       for
                                     SHARES
                                       of
                         LINDNER GROWTH AND INCOME FUND
                          LINDNER LARGE-CAP GROWTH FUND
                          LINDNER SMALL-CAP GROWTH FUND
                           LINDNER COMMUNICATIONS FUND
                           LINDNER MARKET NEUTRAL FUND
                      LINDNER GOVERNMENT MONEY MARKET FUND

This Statement of Additional Information ("Statement of Additional Information" or "SAI") is not a Prospectus and should be read in conjunction with the Lindner Investments (the "Trust") Prospectus dated October 17, 2003, as amended or supplemented from time to time, which incorporates this SAI by reference (i.e., legally makes this a part of the Prospectus). Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Prospectus may be obtained by writing Lindner Investments c/o US Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by calling
(800) 995-7777 or by visiting our website at www.lindnerfunds.com.

The Trust's Annual Report to Shareholders for the fiscal year ended June 30, 2003, which has been or will be distributed to shareholders of each Fund pursuant to Section 30(d) of the Investment Company Act of 1940, is hereby incorporated into this Statement of Additional Information by reference. A copy of the Annual Report will be provided without charge by writing Lindner Investments c/o US Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by calling (800) 995-7777, or by visiting our website at www.lindnerfunds.com.

                                October 17, 2003

                                TABLE OF CONTENTS

                                                                                           Page
LINDNER INVESTMENTS AND THE FUNDS.............................................................1
     Lindner Investments......................................................................1
     The Funds................................................................................1
INVESTMENT POLICIES AND RESTRICTIONS..........................................................1
     Fundamental Investment Policies and Restrictions.........................................1
     Operating (Non-Fundamental) Investment Policies and Restrictions.........................3
     Principal Investment Techniques and Types of Securities..................................3
     Other Investment Techniques and Types of Securities......................................5
     General; Portfolio Turnover.............................................................11
MANAGEMENT OF THE TRUST......................................................................11
     Compensation............................................................................13
     Code of Ethics..........................................................................14
     Proxy Voting Policies and Procedures....................................................15
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................................15
INVESTMENT ADVISORY AND OTHER SERVICES.......................................................15
     Controlling Persons.....................................................................15
     Investment Management Services..........................................................15
     Adviser Compensation and Fee Waivers....................................................16
     Subadvisers.............................................................................18
     Transfer Agent..........................................................................18
     Administrator...........................................................................19
     Distributor; Distribution Plan..........................................................20
     Custodian...............................................................................21
     Independent Auditors....................................................................22
BROKERAGE ALLOCATION.........................................................................22
PURCHASE, REDEMPTION AND PRICING OF SECURITIES...............................................24
     All Funds Other Than Government Money Market Fund.......................................24
     Government Money Market Fund............................................................25
ADDITIONAL PERFORMANCE INFORMATION...........................................................26
     All Funds Other Than Government Money Market Fund.......................................26
     Government Money Market Fund............................................................26
FINANCIAL STATEMENTS.........................................................................27
ANTI-MONEY LAUNDERING PROGRAM................................................................27
CERTAIN OTHER MATTERS........................................................................28
     Liability of Trustees and Others........................................................28
     Taxation of the Trust...................................................................28
     Description of Series and Shares........................................................28
     Registration Statement..................................................................29
APPENDIX A--Description of Securities Ratings...............................................A-1
APPENDIX B-1 -- Proxy voting policies and procedures of Argent Capital Management LLC.......B-1
APPENDIX B-2 -- Proxy voting policies and procedures of CastleArk Management, LLC..........B-11
APPENDIX B-3 -- Proxy voting policies and procedures of The Boston Company
     Asset Management......................................................................B-14
APPENDIX B-4 -- Proxy voting policies and procedures of Gabelli Asset Management Co........B-16

                        LINDNER INVESTMENTS AND THE FUNDS

LINDNER INVESTMENTS

Lindner Investments (the "Trust") is an unincorporated business trust organized under the laws of Massachusetts under a Declaration of Trust dated July 20, 1993. The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest, to create an unlimited number of series of shares and to create an unlimited number of classes of one or more series of shares. Each series, or fund, of the Trust represents a separate portfolio of securities and other assets with its own investment objectives and policies. The assets and liabilities of each fund belong only to, and are borne only by, that particular fund and no other fund. The Trust presently offers shares of beneficial interest in six separate series: Lindner Growth and Income Fund, Lindner Large-Cap Growth Fund, Lindner Small-Cap Growth Fund, Lindner Communications Fund, Lindner Market Neutral Fund and Lindner Government Money Market Fund (each a "Fund" and collectively the "Funds").

THE FUNDS

Each Fund is classified as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), commonly known as a "mutual fund." Each Fund other than the Communications Fund is further classified as a "diversified" mutual fund, which means that with respect to 75% of a Fund's total assets, that Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Communications Fund is classified as a "non-diversified" mutual fund, which allows it to invest more than 5% of its total assets in any one company in appropriate situations, but at present Lindner Asset Management, Inc. (the "Adviser") intends to operate the Communications Fund as a diversified mutual fund.

                     INVESTMENT POLICIES AND RESTRICTIONS

The following investment policies and restrictions supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or restriction states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined at the time of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and restrictions.

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

The following investment policies and restrictions are matters of fundamental policy and may not be changed without the approval of the holders of the lesser of (a) 67% of the shares of the Fund at a meeting at which more than 50% of the shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

     1. Each Fund, other than the Government Money Market Fund, may not borrow money or issue senior securities in excess of 33-1/3% of its total assets and as otherwise permitted under the 1940 Act.

     2. The Funds will not underwrite securities of other issuers, except when a Fund may be deemed to be an underwriter as defined in the Securities Act of 1933 in connection with the disposition of a restricted security or a Rule 144A security.

     3. None of the Funds will invest more than 25% of its total assets, taken at market value at the time of investment, in securities issued by companies in the same industry. Subject to this limitation, the Growth and Income Fund may invest up to 40% of its total assets, valued at the time of investment, in securities of electric and gas utilities.

     4. None of the Funds will purchase or sell commodities or commodity contracts. None of the Funds will invest as a partner or joint venturer in oil, gas or other mineral leases or development or exploration programs.

     5. None of the Funds will purchase or sell interests in real estate (including limited partnership interests) or interests in real estate mortgage loans, except that all Funds other than the Communications Fund and the Government Money Market Fund may purchase securities representing interests in real estate investment trusts ("REITs") whose shares are listed for trading on a national securities exchange or eligible to be quoted in the Nasdaq Stock Market, provided that the Small-Cap Growth Fund may not invest more than 15% of its total assets, taken at market value at the time of investment, in securities issued by REITs.

     6. The Funds will not make loans to other persons, other than loans of portfolio securities which each Fund other than the Communications Fund and the Government Money Market Fund may lend on a short-term basis to qualified financial institutions. For purposes of this restriction, the purchase of notes, bonds or other evidence of indebtedness, or the entry into repurchase agreements are not considered loans.

     7. None of the Funds will purchase illiquid securities in excess of 15% of net assets (10% of net assets in the case of the Government Money Market Fund) at the time of purchase, or securities whose sale would not be permitted without registration under the Securities Act of 1933 (the "1933 Act"), other than securities qualifying as Rule 144A Securities under the 1933 Act. For purposes of this restriction, illiquid securities include indebtedness of companies originally incurred in connection with a loan from a bank, insurance company or other financial institution, mortgage derivative Interest Only securities and repurchase agreements with maturities of more than seven days.

     8. The Growth and Income Fund, Large-Cap Growth Fund, Small-Cap Growth Fund, Communications Fund and Market Neutral Fund may not invest more than 25% of their total assets in Rule 144A Securities. The Government Money Market Fund will not invest in Rule 144A Securities.

     9. None of the Funds, other than the Communications Fund, will purchase securities of any issuer if immediately thereafter more than 5% of its total assets at market would be invested in the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities. The Communications Fund may invest more than 5% of its total assets in the securities of any one issuer.

     10. The Government Money Market Fund will invest only in United States Government Securities and in repurchase obligations secured by such securities, without regard to the percentage of net assets invested in any particular type of such securities. The Government Money Market Fund will not invest more than 20% of its net assets in repurchase agreements with any one primary dealer.

With respect to policy 1 above (relating to borrowings), each Fund, other than the Government Money Market Fund, may use the proceeds from such borrowings for investment purposes and may pledge its assets to the extent required by any lender or holder of senior securities. However, as a non-fundamental operating policy, the Board of Trustees has imposed a restriction on such borrowings of not more than 5% of a Fund's total assets. This operating restriction may be changed by the Board of Trustees without approval or action by the shareholders of the affected Fund or Funds. In addition, each Fund, including the Government Money Market Fund, may borrow from banks of up to 5% of net assets for temporary or emergency purposes, and not for investment leveraging.

OPERATING (NON-FUNDAMENTAL) INVESTMENT POLICIES AND RESTRICTIONS

The following investment policies and restrictions have been approved by the Board of Trustees as operating policies, which means that the Board of Trustees may change any or all of these policies without a vote or approval by the shareholders of the Fund or Funds affected by the policy or restriction:

     1. None of the Funds other than the Market Neutral Fund will make short sales of securities unless at the time of such short sale the Fund owns or has the right to acquire, as the result of the ownership of convertible or exchangeable securities or a pending merger or acquisition (and without payment of additional consideration) an approximately equal amount of such securities that it will retain so long as the Fund is in a short position (commonly known as short sales "against the box"). If such a pending merger or acquisition does not occur, or if a Fund disposes of such convertible or exchangeable securities, the Fund will cover the short position at the earliest possible time. The Market Neutral Fund intends to make short sales even if it does not own or have the right to acquire the underlying security.

     2. The Growth and Income Fund, Large-Cap Growth Fund, Small-Cap Growth Fund, Communications Fund and Market Neutral Fund may invest up to 5% of total assets in the purchase of put options for hedging purposes only, not for speculative purposes. None of these Funds may sell put or call options or any combination of put and call options.

     3. The Funds will not buy securities on margin. For purposes of this limitation, the borrowings by certain Funds permitted by the policies above, and initial and variation payments or deposits in connection with interest rate futures contracts and related options will not be deemed to be the purchase of securities on margin.

PRINCIPAL INVESTMENT TECHNIQUES AND TYPES OF SECURITIES

The following information contains more detailed information about the principal types of investments in which a Fund may invest, the principal investment strategies that the Adviser or a subadviser may employ in pursuit of a Fund's investment objective and a summary of the related risks.

COMMON STOCK. Common stock represents an equity or ownership interest in a company that entitles the holder to a pro rata share of the profits of the company, if any, without preference over any other shareholder or class of shareholders. In the event a company is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock. Common stock usually carries with it the right to vote and frequently an exclusive right to vote.

PREFERRED STOCK. Preferred stock is a class of equity or ownership in a company that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends or in the distribution of assets in the event of a liquidation of the company. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that in the event an issuer fails to make one or more regularly scheduled dividend payments no dividends may be paid on its common stock until the unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of debt securities (such as bonds, notes or debentures) take precedence over the claims of those who own preferred and common stock.

CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

DEBT SECURITIES. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities are sold at a discount from their face values. Debt securities include corporate bonds, notes and debentures, debt obligations issued by the U.S. government or its agencies or by state and local governmental authorities, and mortgage and other asset-backed securities issued by certain U.S. governmental agencies.

INVESTMENT-GRADE DEBT SECURITIES. Investment-grade debt securities are medium and high-quality debt securities. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if, at the time of its purchase, it is rated BBB or higher by Standard & Poor's (S&P), Baa or higher by Moody's Investors Service ("Moody's), BBB or higher by Fitch, BBB or higher by Duff & Phelps, or is unrated but considered to be of equivalent quality by the Adviser or a subadviser. See the Appendix to this Statement of Additional Information for a description of these ratings.

SHORT SALES. The Market Neutral Fund will seek to neutralize the exposure of its long equity positions to general equity market risk and to realize additional gains through short sales. Short sales are transactions in which the Market Neutral Fund sells a security it does not own in anticipation of a decline in the value of that security relative to the long positions held by the Market Neutral Fund. To complete such a transaction, the Market Neutral Fund must borrow the security to make delivery to the buyer. The Market Neutral Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Market Neutral Fund. Until the security is replaced, the Market Neutral Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Market Neutral Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Market Neutral Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Market Neutral Fund also will incur transaction costs in effecting short sales.

Short sales have certain special risks associated with them. For example, the Market Neutral Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Market Neutral Fund replaces the borrowed security. There can be no assurance that the Market Neutral Fund will be able to close out the position at any particular time or at an acceptable price. The Market Neutral Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Market Neutral Fund may be required to pay in connection with a short sale. Although the Fund's gain is limited to the amount at which it sold a security short, less the price of the borrowed security, the Fund's loss is potentially unlimited, since the price of a security sold short could theoretically rise indefinitely.

Until the Market Neutral Fund replaces a borrowed security in connection with short sales, the Market Neutral Fund will: (a) maintain daily a segregated account containing cash or U.S. Government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

In addition, the Growth and Income Fund, Large-Cap Growth Fund, Small-Cap Growth Fund, Communications Fund and Market Neutral Fund also may make short sales "against the box," which occurs when a security identical to one owned by the Fund is borrowed and sold short. If a Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

OTHER INVESTMENT TECHNIQUES AND TYPES OF SECURITIES

The following information contains more detailed information about other, non-principal, types of investments in which a Fund may invest, and other investment strategies that the Adviser or a subadviser may employ in pursuit of a Fund's investment objective and a summary of the related risks.

HIGH-RISK, HIGH-YIELD, LOWER-RATED DEBT SECURITIES ("JUNK BONDS"). All of the Funds other than the Government Money Market Fund may from time to time invest in lower-rated, high-yield/high-risk securities rated BB or lower by S&P or Ba or lower by Moody's, and that may have poor protection of payment of principal and interest. See the Appendix to this Statement of Additional Information for a description of these ratings. These securities often are considered to be speculative and to involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. However, the Adviser does not anticipate that a material amount of assets of any of the Funds will be invested in junk bonds during the foreseeable future. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. These junk bonds are subject to certain risks that may not be present with investments in higher grade securities, including the following:

     o High Yield Bond Market. Generally, it should be recognized that an economic downturn is likely to have a negative effect on the junk bond market and on the value of junk bonds held by the Funds, as well as on the ability of the issuers to repay principal and interest on their borrowings.

     o Sensitivity to Interest Rate and Economic Changes. Although prices of junk bonds may be less sensitive to interest rate changes than higher-rated investments, junk bonds are generally more sensitive to adverse economic changes or individual corporate developments. During a strong economic downturn or a substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. Accordingly, there could be a higher incidence of default. This would adversely affect the value of junk bonds and a Fund's net asset value. In addition, if the issuer of a security defaulted, the Funds might incur additional expenses to seek recovery. Periods of economic uncertainty also increase volatility of market prices of junk bonds and a Fund's resulting net asset value.

     o Payment Expectations. Generally, when interest rates rise, the value of bonds, including junk bonds, tends to decrease; when interest rates fall, the value of bonds tends to increase. If an issuer of a high-yield security containing a redemption or call provision exercises either provision in a declining interest rate market, a Fund would have to replace the security, which could result in a decreased return for holders of shares in a Fund. Conversely, if a Fund were to experience unexpected net redemptions in a rising interest rate market, they might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which a Fund's expenses could be allocated and a reduced rate of return for the Fund.

     o Liquidity and Valuation. Junk bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of junk bonds tend to be institutions, rather than individual investors, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many junk bonds may not be as liquid as higher grade bonds. The ability of a Fund to value or sell junk bonds will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and, therefore, the responsibility of the Trust's Board of Trustees to value junk bonds becomes more difficult, with judgment playing a greater role.

Since the risk of default is higher for junk bonds, the research and credit analysis of the Adviser or a subadviser are an integral part of managing securities of this type that are held by the Funds. In considering investments for the Funds, the Adviser or a subadviser attempts to identify those issuers of junk bonds whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. In addition, the Funds may choose, at their expense or in conjunction with others, to pursue litigation or otherwise exercise their rights as holders of debt securities if they determine this course of action to be in the best interest of their shareholders.

REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements. A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally by a bank or dealer) to repurchase that security back from the fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. The repurchase agreement is effectively secured by the value of the underlying security. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. As an operating policy, the Funds will not invest in repurchase agreements maturing in more than seven days.

SECURITIES OF REAL ESTATE INVESTMENT TRUSTS. Each Fund other than the Communications Fund and Government Money Market Fund may invest in equity securities or debt obligations issued by real estate investment trusts ("REITs"). Equity REITs own real estate properties, while mortgage REITs make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

FOREIGN INVESTMENTS. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments. Foreign markets and regulatory systems may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Foreign investing also involves political and economic risks. Foreign investments may be adversely affected by actions of foreign governments, including expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. No assurance can be given that the Adviser or a subadviser will be able to anticipate or counter these potential events. The Funds may invest in American Depository Receipts and European Depository Receipts ("ADRs" and "EDRs"), which are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a banker or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

For the Communications Fund, holdings in foreign securities are limited to 35% of total assets, including a limit of 15% of total assets in securities primarily traded in the markets of any one country. As operating policies, the Large-Cap Growth Fund and the Small-Cap Growth Fund may invest up to 25% of total assets in foreign securities; however, these limitations are not fundamental policies and may be changed without the consent of the holders of the majority of the Fund's outstanding voting securities. However, the Adviser does not anticipate that a material amount of assets of any of the Funds other than the Communications Fund will be invested in foreign securities during the foreseeable future.

LEVERAGE. As described above, each Fund other than the Government Money Market Fund has the ability to borrow money and use the borrowings for investment purposes ("leverage"). Leveraging creates an opportunity for increased net income and capital appreciation but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on a Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expense for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed monies is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.

Borrowing may not exceed the limits established from time to time by the Board of Trustees. If, due to market fluctuations or other reasons, a Fund must sell securities to repay borrowings, the Fund may have to do so at a time when it is disadvantageous.

ILLIQUID INVESTMENTS. Each Fund may invest a portion of assets in illiquid investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to the Fund. Under the supervision of the Board of Trustees, the Adviser or a subadviser determines the liquidity of investments and, through reports from the Adviser or a subadviser, the Board monitors trading activity in illiquid investments. In determining the liquidity of investments, the Adviser or a subadviser may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security, and (v) the nature of the marketplace for trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letter of credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset a Fund's rights and obligations relating to the investment). Investments currently considered to be illiquid include over-the-counter options, non-government stripped fixed-rate mortgage-backed securities, Interest Only mortgage derivative securities and any other restricted or foreign securities determined by the Adviser or a subadviser to be illiquid. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in value, net assets, or other circumstances, a Fund were in a position where more than the permitted percentage of its net assets is invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities may also be illiquid securities (see above).

SECURITIES LENDING. Each of the Funds, other than the Communications Fund and the Government Money Market Fund, may lend portfolio securities to certain institutional borrowers of securities and may invest the cash collateral and obtain additional income or receive an agreed upon amount of interest from the borrower. Loans will generally be short-term. Loans are subject to termination at the option of a Fund or the borrower. The Funds may pay reasonable fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or intermediary broker. Because there may be delays in the recovery of securities loaned, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties whose credit-worthiness is deemed satisfactory by the Adviser or a subadviser. In addition, securities loans will only be made if, in the judgment the Adviser or a subadviser, the consideration to be earned from such loans would justify the risk. The Communications Fund and the Government Money Market Fund may not lend portfolio securities.

The Adviser understands that it is the current view of the SEC staff that the Funds may engage in securities loan transactions only under the following conditions: (1) the Funds must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) exceeds the value of the collateral; (3) after giving notice, the Funds must be able to terminate the loans at any time; (4) the Funds must receive reasonable interest on the loans or flat fees from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loans and to any increase in market value; (5) the Funds may pay only reasonable custodian fees in connection with the loans; (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loans or by entering into alternative arrangements with the borrower; and (7) the Board of Trustees makes arrangements to vote or consent with respect to a material event affecting the securities on loan. Cash received through loan transactions may be invested in any security in which the Funds are authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market risks.

SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

WHEN-ISSUED SECURITIES. Each Fund may purchase securities on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Although a Fund will only purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a when-issued basis and the securities held by a Fund are subject to changes in market value based upon the public's perception of the credit-worthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary more than otherwise. Purchasing a security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.

A separate account consisting of cash or liquid high-grade debt securities equal to the amount of the when-issued commitments will be established with the Fund's portfolio securities custodian, and marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although they would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the Fund's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain or loss.

WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

PURCHASING PUT AND CALL OPTIONS. Each Fund other than the Government Money Market Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the option, obtains the right (but not the obligation) to sell the option's underlying security at a fixed strike price, regardless of any decline in the underlying security's price. To obtain this right, a Fund will pay a market price for the option, known as the option premium. A Fund that buys a put option can expect to realize a gain if the price of the underlying security falls substantially. However, if the underlying security's price does not fall enough to offset the cost of purchasing the option, the Fund can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. This hedge protection is provided during the life of the call option since the Fund, as holder of the call option, obtains the right (but not the obligation) to buy the option's underlying security at a fixed strike price, regardless of any increase in the underlying security's price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Options can have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts; however, a Fund will only purchase exchange-traded or OTC put options on exchange-traded securities or on recognized securities indices (such as the S&P 500 Index) for hedging purposes. The Board of Trustees has approved investments by certain Funds only in put or call options on specific securities or on indices of securities prices. A Fund may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale or purchase of the underlying instrument at the strike price, which may be higher or lower than the current market price. The Fund also may terminate a put or call option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

LIQUIDITY OF OPTIONS. No assurance can be given that a liquid secondary market will exist for any particular options at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying security's current price. In addition, exchanges may establish daily price fluctuation limits for options, and may halt trading if an option's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for an option is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options also could be impaired.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (i.e., options not traded on exchanges) ("OTC options"), generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The risk of illiquidity also is greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option.

ASSET COVERAGE FOR OPTIONS POSITIONS. A Fund must comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options by mutual funds, and if the guidelines so require will segregate cash and/or appropriate high-grade liquid debt assets in the amount prescribed. Segregated securities cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

GENERAL; PORTFOLIO TURNOVER

There is no assurance that a Fund will meet its investment objective or that there will not be substantial losses in any given investment. Also, at any time, the value of a Fund's shares may be more or less than an investor's cost. Under normal circumstances, the portfolio turnover rate for (a) the Large-Cap Growth Fund and Small-Cap Growth Fund is expected to be less than 150% per year, (b) the Communication Fund and the Growth and Income Fund is expected to be less than 75% per year and (c) the Market Neutral Fund will be substantially higher than this and could be as high as 200% per year. For the fiscal year ended June 30, 2003, the portfolio turnover rates for the Growth and Income, Large-Cap Growth, Small-Cap Growth, Communications and Market Neutral Funds were 33%, 119%, 105%, 12% and 187%, respectively. A Fund's portfolio turnover rate will be calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average value of the portfolio securities owned during the fiscal year. To the extent short-term trading results in the realization of short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of taxable gains.

                            MANAGEMENT OF THE TRUST

The Trustees of the Trust are responsible for generally overseeing the conduct of each Fund's business. The Trustees shall have the full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and officers of the Trust is set forth below.

                                  TERM OF
                                OFFICE AND                                         NUMBER OF
                                 LENGTH OF                                          FUNDS IN
NAME (AGE), POSITION(S) WITH       TIME         PRINCIPAL OCCUPATION(S) DURING       TRUST         OTHER DIRECTORSHIPS
      TRUST AND ADDRESS          SERVED(1)             PAST FIVE YEARS              OVERSEEN              HELD(2)
----------------------------   ------------            ---------------              --------              -------
                                              DISINTERESTED TRUSTEES
                                              ----------------------
Robert L. Byman, 57            Since 1993     Partner in the firm of Jenner &            6                 None
   Trustee                                    Block, Chicago, IL for more than
   520 Lake Cook Road                         five years.
   Suite 381
   Deerfield, IL 60015

Terence P. Fitzgerald, 48      Since 1993     Executive Vice President,                  6                 None
   Trustee                                    Development, The Mills
   520 Lake Cook Road                         Corporation, a real estate
   Suite 381                                  investment trust, since 2002;
   Deerfield, IL 60015                        prior to that Senior Vice
                                              President from 1996 to 2002.

Marc P. Hartstein, 50          Since 1993     Owner Hart Communications, Inc., a         6                 None
   Trustee                                    strategic planning firm, since
   520 Lake Cook Road                         2002; prior to that Director
   Suite 381                                  -- Industry Development of
   Deerfield, IL 60015                        Anheuser-Busch, Inc. from 1982 to
                                              2002.

Peter S. Horos, 54             Since 1993     Investment Manager, Allstate Life          6                 None
   Trustee                                    Insurance Company, Northbrook,
   520 Lake Cook Road                         Illinois, for more than five years.
   Suite 381
   Deerfield, IL 60015

Donald J. Murphy, 60           Since 1993     President of Murcom Financial,             6                 None
   Trustee                                    Ltd., a private investment firm,
   520 Lake Cook Road                         for more than five years.
   Suite 381
   Deerfield, IL 60015

Dennis P. Nash, 52             Since 1993     President, Nellis Feed Company, a          6                 None
   Trustee                                    feed ingredient broker, for more
   520 Lake Cook Road                         than five years.
   Suite 381
   Deerfield, IL 60015

                                              INTERESTED TRUSTEES(3)
                                              ----------------------
Doug T. Valassis, 51           Since 1993     Director, Chairman and Treasurer           6                 Acceptance
   Chairman, CEO and Trustee                  of the Adviser since 1993; and                               Insurance
   520 Lake Cook Road                         President of Franklin Enterprises,                           Companies, Inc.
   Suite 381                                  Inc., a private investment firm,
   Deerfield, IL 60015                        for more than five years.

Eric E. Ryback, 51             Since 1993     Director and President of the              6                 None
   President and Trustee                      Adviser since 1993.
   520 Lake Cook Road
   Suite 381
   Deerfield, IL 60015

                                              OFFICERS WHO ARE NOT TRUSTEES
                                              -----------------------------
Robert L. Miller, 47           Since 2001     Vice President and Treasurer of           N/A                None
   Vice President, Secretary                  Franklin Enterprises for more than
   and Treasurer                              five years. Also serves as Vice
   520 Lake Cook Road                         President - Administration and
   Suite 381                                  Secretary of the Adviser.
   Deerfield, IL 60015
Dana L. Armour, 35             Since 2001     Vice President, US Bancorp Fund           N/A                None
   Assistant Treasurer                        Services, LLC
   615 E. Michigan Ave.
   Milwaukee, WI 53202

James J. Wrobbel, 33           Since 2002     Compliance Officer, US Bancorp            N/A                None
   Assistant Secretary                        Fund Services, LLC
   615 E. Michigan Ave.
   Milwaukee, WI 53202

Paul R. Rentenbach, 58         Since 2001     Partner in the law firm of Dykema         N/A                None
   Assistant Secretary                        Gossett PLLC, Detroit, MI, for
   400 Renaissance Center                     more than five years
   Detroit, MI 48243

---------
(1) Each Trustee serves until he dies, resigns, or is removed; or, if sooner, until the election and qualification of his successor. Each officer is elected annually.
(2) Other directorships includes positions held as a director or trustee of any company with a class of securities registered with the SEC pursuant to federal securities laws and any investment company registered with the SEC.
(3) Messrs. Valassis and Ryback are "interested Trustees" because each holds a position as a director, executive officer and a principal shareholder of Lindner Asset Management, Inc., the Trust's investment adviser.

The Board of Trustees has established an Audit Committee comprised of all Trustees who are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 ("Disinterested Trustees"), and Mr. Murphy is the Chairperson of this Committee. The principal responsibilities of the Audit Committee are to recommend to the Board the selection, retention or termination of independent auditors, review the compensation paid to the independent auditors and the terms of their engagement, review the arrangements for and scope of the annual audit of the Trust's financial statements and consider the adequacy of the Trust's internal controls to provide reasonable assurance that its financial statements are presented fairly and in conformity with generally accepted accounting principles. During the most recently completed fiscal year for the Trust, the Board of Trustees held four meetings and the Audit Committee held one meeting. All of the Trustees and committee members attended at least 75% of the meetings of the Board of Trustees and Audit Committee during the fiscal year ended June 30, 2003. The Board does not have any other committees.

COMPENSATION

During the fiscal year ended June 30, 2003, Disinterested Trustees of Lindner Investments received the following compensation from the Trust, which is the only group of mutual funds managed by the Adviser:

                           TRUSTEE COMPENSATION TABLE
                     FOR THE FISCAL YEAR ENDED JUNE 30, 2003

                                                               PENSION OR
                                         AGGREGATE        RETIREMENT BENEFITS     TOTAL COMPENSATION
                                    COMPENSATION FROM      ACCRUED AS PART OF      FROM REGISTRANT
NAME OF PERSON, POSITION                REGISTRANT           FUND EXPENSES         PAID TO TRUSTEES
------------------------                ----------           -------------         ----------------
Robert L. Byman, Trustee                  $12,000                  $0                   $12,000
Terence P. Fitzgerald, Trustee            $12,000                  $0                   $12,000
Marc P. Hartstein, Trustee                $12,000                  $0                   $12,000
Peter S. Horos, Trustee                   $12,000                  $0                   $12,000
Donald J. Murphy, Trustee                 $12,000                  $0                   $12,000
Dennis P. Nash, Trustee                   $12,000                  $0                   $12,000

None of the Interested Trustees or officers of the Trust received any remuneration from the Trust during the fiscal year ended June 30, 2003. None of the Disinterested Trustees owned any interest in the Adviser, any Subadviser or the Distributor of the Funds.

The equity securities in the Funds beneficially owned by the Trustees as of June 30, 2003, are as follows:

[TO BE UPDATED]

                                                                                      AGGREGATE DOLLAR RANGE OF
                                                                                       EQUITY SECURITIES IN ALL
                                                                                         REGISTERED INVESTMENT
                                    DOLLAR RANGE OF EQUITY SECURITIES HELD           COMPANIES OVERSEEN BY TRUSTEE
NAME OF TRUSTEE                          IN EACH OF THE LINDNER FUNDS                 IN ALL OF THE LINDNER FUNDS
---------------                          ----------------------------                 ---------------------------
                                         DISINTERESTED TRUSTEES
                                         ----------------------
Robert L. Byman            Growth and Income Fund...............$1 - $10,000         Over $100,000
                           Large-Cap Growth Fund................$1 - $10,000
                           Small-Cap Growth Fund................$1 - $10,000
                           Market Neutral Fund..................$1 - $10,000
                           Government Money Market Fund.........Over $100,000
Terence P. Fitzgerald      Growth and Income Fund...............$50,001 - $100,000   $50,001 - $100,000
                           Large-Cap Growth Fund................$10,001 - $50,000
                           Communications Fund..................$1 - $10,000
Marc P. Hartstein          Large-Cap Growth Fund................$10,001 - $50,000    $10,001 - $50,000
Peter S. Horos             Government Money Market Fund.........Over $100,000        Over $100,000
Donald J. Murphy           Government Money Market Fund.........Over $100,000        Over $100,000
Dennis P. Nash             Growth and Income Fund...............$10,001 - $50,000    $10,001 - $50,000

                                          INTERESTED TRUSTEES
                                          -------------------
Doug T. Valassis           Growth and Income Fund...............$50,001 - $100,000   Over $100,000
                           Large-Cap Growth Fund................$50,001 - $100,000
                           Small-Cap Growth Fund................$50,001 - $100,000
                           Communications Fund..................$10,001 - $50,000
                           Market Neutral Fund..................$10,001 - $50,000
Eric E. Ryback             Government Money Market Fund.........Over $100,000        Over $100,000

CODE OF ETHICS

The Trust, the Adviser, the Distributor and each Subadviser have each adopted a code of ethics which complies in all material respects with Rule 17j-1 under the Investment Company Act. These codes of ethics are designed to prevent trustees/directors, officers and designated employees ("Access Persons") who have access to information concerning portfolio securities transactions of each of the Funds from using that information for their personal benefit or to the disadvantage of any of the Funds. The codes of ethics do permit Access Persons to engage in personal securities transactions for their own account, including securities which may be purchased or held by the Funds, but impose significant restrictions on such transactions and require Access Persons to report all of their personal securities transactions (except for transactions in certain securities where the potential for a conflict of interest is very low such as open-end mutual fund shares and money market instruments). Each of the codes of ethics is on public file with and are available from the Securities and Exchange Commission.

Because each Subadviser is an entity not otherwise affiliated with the Trust or the Adviser, the Adviser has delegated responsibility for monitoring the personal trading activities of the Subadviser's personnel to each Subadviser. Each Subadviser provides the Trust's Board of Trustees with a quarterly certification of the Subadviser's compliance with its code of ethics and with Rule 17j-1 and a report of any significant violations of its code.

PROXY VOTING POLICIES AND PROCEDURES

Because the Funds (other than the Government Money Market Fund) may hold various equity securities in their portfolios, they often have the right to vote by proxy on items of business that the issuers of those securities present to shareholders from time to time. The Trust and its Adviser have adopted a proxy voting procedure whereby, subject to oversight from the Trust's Board of Trustees, the Subadviser of a particular Fund that actually manage the assets of that Fund has been delegated the responsibility for assessing and voting that Fund's proxies in accordance with the Subadviser's own proxy voting policies and procedures. These policies and procedures include specific provisions to determine when a conflict exists between that Fund and its Subadviser or its affiliates. Copies of the proxy voting policies and procedures of each Subadviser are attached to this SAI as Appendices B-1 through B-4.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Shareholders of each Fund will vote by series except as otherwise required by the 1940 Act. Matters affecting an individual series include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights when voting on the election of Trustees. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.

At September 30, 2003, no person beneficially owned, either directly or indirectly, more than 25% of the voting securities of the Trust or any Fund, nor had the Trust or any Fund or any other person acknowledged or asserted the existence of control over the Trust or any Fund, nor had there been any adjudication under the 1940 Act that control over the Trust or any Fund exists. In addition, at September 30, 2003, no person owned of record or was known by the Trust to own of record or beneficially 5% or more of any series of the Trust. Also, as of September 30, 2003, the Trustees and officers of the Trust as a group owned 4.7% of the outstanding shares of the Government Money Market Fund, and they owned less than 1% of the outstanding shares of beneficial interest of each of the other Funds.

                   INVESTMENT ADVISORY AND OTHER SERVICES

CONTROLLING PERSONS

The Adviser is controlled by Valassis Irrevocable Trusts established for the benefit of Doug T. Valassis, D. Craig Valassis and their sister, Debra A. Lyonnais. The Adviser's address is 520 Lake Cook Road, Suite 381, Deerfield, Illinois 60015. As of June 30, 2003, these trusts together beneficially owned 58.6% of the voting stock of the Adviser. The Trustees of these trusts are Doug T. Valassis, D. Craig Valassis and Edward W. Elliott. Eric E. Ryback and trusts established for his children own 31.4% of the common stock of the Adviser. Albert Pisterzi, the Adviser's Chief Operating Officer and Christopher Schwartz, the Adviser's Chief Investment Officer each own 10% of the common stock of the Adviser. Certain officers of the Trusts also serve as officers of the Adviser. See "Management of the Trust".

INVESTMENT MANAGEMENT SERVICES

Under the Investment Management Agreement, dated as of August 1, 2001 (the "Advisory Agreement"), and the Administration Agreement, dated as of August 1, 2001 (the "Administration Agreement"), between the Trust and the Adviser, the Adviser provides each Fund with investment advisory services and certain administrative services. As the Adviser, Lindner Management will manage the investment operations of the Funds and the composition of each Fund's investment portfolio, including the purchase, retention and sale of securities in the portfolio, in accordance with each Fund's investment objectives, policies and restrictions. The Advisory Agreement authorizes the Adviser to employ a subadviser for each Fund, which will furnish the day-to-day portfolio management services for a Fund. Even though a subadviser is employed for each Fund, the Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any Subadvisory Contract. See the Prospectus for information about the employment and educational background of the individuals who are employed as portfolio managers by the Subadvisers described below.

         The Board, including all of the Disinterested Trustees, most recently considered and approved the Advisory Agreement and the various subadvisory contracts for each Lindner Fund at a meeting held in person on May 19, 2003. In evaluating the Advisory Agreement and the Subadvisory Contracts, the Board of Trustees requested and received information from the Adviser and each Subadviser to assist in its deliberations. The material factors that formed the basis for the Board's approval of the Advisory Agreement and the Subadvisory Contracts, and the conclusions with respect thereto are:

     o The Board considered the nature, extent and quality of services provided to the Funds and their shareholders and the qualifications of the Adviser and each Subadviser to provide investment management services;

     o The investment performance of each Fund was reviewed in comparison to appropriate broad-based market indices, benchmarks and a peer group of funds selected by the independent consulting firm. The Board also considered the costs of providing competitive advisory services in the current environment and compared the proposed management fees to be charged to each Fund with those charged by managers of comparable Funds within the peer group selected by the independent consulting firm based on Lipper Analytical Services data and historic peer funds;

     o The Board reviewed information concerning the profitability of the Adviser's and each Subadviser's investment advisory and other activities;

     o The Board determined that while the terms of the Advisory Agreement and each Subadvisory Contract were fair and reasonable, it also concluded that the Adviser should be asked to contractually agree to waive a portion of the management fee it would otherwise be entitled to if the Total Operating Expenses of any Fund exceed, on an annual basis, the designated maximum percentages described under the caption "Adviser Compensation and Fee Waivers" below.

MANAGER-OF-MANAGERS STYLE. Lindner Management acts as a "manager-of-managers" for the Funds. The Securities and Exchange Commission has entered an exemptive order (the "SEC Order") that generally allows the Adviser to enter into and amend agreements with unaffiliated investment subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of the "disinterested" Trustees) of the Trust must approve any new or amended agreements with subadvisers. Shareholders of a Fund will continue to have the right to terminate an agreement with a subadviser at any time, without penalty, by a vote of the majority of outstanding shares of a Fund. The Adviser, on behalf of each Fund, will notify shareholders of any new subadviser or of any material amendments to the agreement with a subadviser pursuant to the SEC Order. The Adviser also anticipates that any new investment portfolios of the Trust that it will be responsible for managing in the future will also be managed in this style, through the use of subadvisers. Lindner Management remains responsible for the performance of all of the Lindner Funds, oversees subadvisers to ensure compliance with the Fund's investment policies and guidelines, and monitors each subadviser's adherence to its investment style and performance results in order to recommend any changes in subadvisers to the Trust's Board of Trustees.

ADVISER COMPENSATION AND FEE WAIVERS

Under the Advisory Agreement, the Trust will pay the Adviser management fees, as a percentage of the average net assets of each Fund, as follows (before giving effect to any fee waivers described below):

                                                            MANAGEMENT FEES
                                                            ---------------
Growth and Income Fund --
     First $500 million of assets.........................      0.70%
     Assets between $500 million and $1 billion...........      0.65%

     Assets over $1 billion...............................      0.60%
Large-Cap Growth Fund --
     First $500 million of assets.........................      0.80%
     Assets between $500 million and $1 billion...........      0.75%
     Assets over $1 billion...............................      0.70%
Small-Cap Growth Fund --
     First $500 million of assets.........................      0.95%
     Assets between $500 million and $1 billion...........      0.90%
     Assets over $1 billion...............................      0.85%
Communications Fund --
     First $500 million of assets.........................      1.00%
     Assets between $500 million and $1 billion...........      0.90%
     Assets over $1 billion...............................      0.85%
Market Neutral Fund --....................................      1.00%
Government Money Market Fund --...........................      0.15%

The compensation payable to the Subadvisers is paid by the Adviser, and no Fund is responsible for payment of any subadvisory fees. For the two fiscal years ending June 30, 2003 and June 30, 2004, the Adviser has agreed to waive a portion of its investment management fees and its administration fees, or to reimburse expenses, to the extent that a Fund's total expense ratio exceeds the expense limitation shown below for a particular Fund (for the Market Neutral Fund the limitation is calculated excluding dividends on short positions). After July 1, 2004, this fee waiver may be discontinued by the Adviser at any time. The expense limitations for the Funds are as follows:

                                                           MAXIMUM TOTAL
                                                         OPERATING EXPENSE
                                                         -----------------
Growth and Income Fund..................................        1.25%
Large-Cap Growth Fund...................................        1.35%
Small-Cap Growth Fund...................................        1.50%
Communications Funds....................................        1.55%
Market Neutral Fund.....................................        2.18%
Government Money Market Fund............................        0.50%

The following table summarizes the advisory fees paid by the Funds during the fiscal years ended June 30, 2003, 2002 and 2001, before deducting any fee waivers or expense reimbursements noted in the footnotes. These fees were paid pursuant to advisory and service contracts that are no longer in effect, and have been replaced by the Advisory Agreement described above.

                                                      FISCAL YEAR ENDED JUNE 30,
                                             ------------------------------------------
FUND NAME                                       2003              2002          2001
---------                                       ----              ----          ----
Growth and Income Fund..................     $1,243,874        $1,718,236     $2,086,920
Large-Cap Growth Fund (1)...............        740,224         1,206,970      1,667,929
Small-Cap Growth Fund...................         69,234           131,488        177,400
Communications Fund.....................         75,166           116,569        237,340
Market Neutral Fund.....................         81,505           105,687        234,356
Government Money Market Fund............         32,226            56,775         61,841

---------
(1) For the fiscal year ended June 30, 2001, the Adviser's fee was reduced by a performance penalty of $539,247. This performance penalty or bonus for the Large-Cap Growth Fund was discontinued as of August 1, 2001.

SUBADVISERS

The Adviser has entered into Subadvisory Contracts with the following Subadvisers, for the Funds shown:

NAME OF SUBADVISER                                                 FUND MANAGED
------------------                                                 ------------
Argent Capital Management, LLC.................................    Growth and Income Fund
CastleArk Management, LLC......................................    Large-Cap Growth Fund
CastleArk Management, LLC......................................    Small-Cap Growth Fund
Gamco Investors Inc., d/b/a Gabelli Asset Management...........    Communications Fund
The Boston Company Asset Management............................    Market Neutral Fund
U.S. Bancorp Asset Management, Inc.............................    Government Money Market Fund

The Adviser pays each subadviser out of its own resources; the Funds have no obligation to pay the subadvisers. Each subadviser has entered into a subadvisory agreement (each, a "Subadvisory Contract") with the Adviser and the Trust, on behalf of each Fund. Each subadviser is responsible to provide the Fund with advice concerning the investment management of the Fund's portfolio, which advice shall be consistent with the investment objectives and policies of the Fund. The subadviser determines what securities shall be purchased, sold or held for the Fund and what portion of the Fund's assets are held uninvested. Each subadviser is responsible to bear its own costs of providing services to the respective Fund. Each subadviser's fee rate is based on a stated percentage of the Fund's average daily net assets. The fees paid by the Adviser to the subadvisers for the fiscal years ended June 30, 2003 and 2002 are set forth in the table below.

                                                            FEES PAID TO SUBADVISERS FOR
                                                             FISCAL YEAR ENDED JUNE 30,
                                                           ------------------------------
FUND NAME                                                        2003            2002
---------                                                        ----            ----
Growth and Income Fund..................................       $467,560         $435,520
Large-Cap Growth Fund...................................        336,112          929,999
Small-Cap Growth Fund...................................         34,585          100,502
Communications Fund.....................................         30,193           15,006
Market Neutral Fund.....................................         57,031           38,359
Government Money Market Fund............................         24,209           39,540

For additional information about these subadvisers, see the Prospectus.

TRANSFER AGENT

The Trust has entered into a Transfer Agent Servicing Agreement, dated as of February 19, 2001, with US Bancorp Fund Services, LLC ("US Bancorp Services"), pursuant to which US Bancorp Services maintains shareholder records and keeps such accounts, books, records, or other documents as the Funds are required to keep under federal or state laws. US Bancorp Services also acts as stock registrar and dividend disbursing agent, issues and redeems the Funds' shares, mails the Funds' prospectuses and proxy statements to the Funds' shareholders, and disburses dividend payments. The address of US Bancorp Services is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Prior to February 19, 2001, Lindner Management served as transfer agent, stock registrar and dividend disbursing agent for the Funds, and as compensation for these services, Lindner Management was paid an annual fee per shareholder for each Fund other than the Government Money Market Fund. The following table summarizes the fees paid by the Funds under the Agency Agreement with Lindner Management during the fiscal year ended June 30, 2001:

                                                      FISCAL YEAR ENDED
FUND NAME                                               JUNE 30, 2001
---------                                            -------------------
Growth and Income Fund...........................          $144,588
Large-Cap Growth Fund............................           120,677
Small-Cap Growth Fund............................            11,084
Communications Fund..............................            15,645
Market Neutral Fund .............................             6,785
Government Money Market Fund.....................             5,783

ADMINISTRATOR

The Funds bear all expenses of their operations other than those incurred by the Adviser and the Subadvisers under their respective Advisory Agreement or Subadvisory Contract, and those incurred by Lindner Management under the current Administration Agreement, dated as of August 1, 2001, between Lindner Management and the Trust. In particular, each Fund pays investment management fees, administration fees, shareholder servicing fees and expenses, custodian and accounting fees and expenses, legal and auditing fees, expenses of printing and mailing prospectuses and shareholder reports, registration fees and expenses, proxy and meeting expenses and Trustees' fees and expenses. Lindner Management currently performs, or supervises the performance by others of, certain management services for the Trust, including, among others, (a) investigating and assisting in the selection of and dealing with custodians, depositories, accountants, legal counsel, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and persons in any other capacity deemed to be necessary or desirable for the Trust's operations, (b) regulatory reporting, fund accounting and related portfolio accounting services, (c) providing necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Trust, (d) preparing reports, applications and documents (including reports regarding the sale and redemption of shares as may be required in order to comply with Federal and state securities law) as may be necessary or desirable to register the Trust's shares with state securities authorities, monitor sale of its shares for compliance with state securities laws, (e) developing and preparing communications to shareholders, including the annual report to shareholders, coordinating mailing of prospectuses, notices, proxy statements, proxies and other reports to shareholders of the Fund, (f) calculating performance data for dissemination to information services covering the investment company industry, (g) coordinating and supervising the preparation and filing of tax returns and (h) obtaining fidelity bonds and directors and officers/errors and omissions insurance policies for the Trust in accordance with the requirements of Rules 17g-1 and 17d-1(7) under the 1940 Act as such bonds and policies are approved by the Board of Trustees.

The Administration Agreement provides for compensation to be paid to Lindner Management equal to 0.10% per year of each Fund's average daily net assets. The following table summarizes the administrative fees paid by the Funds to Lindner Management during the fiscal years ended June 30, 2003 and 2002, under the current Administration Agreement described above, before deducting any fee waivers or expense reimbursements noted in the footnote.

                                             FISCAL YEAR ENDED JUNE 30,
                                            ----------------------------
FUND NAME                                      2003               2002
---------                                      ----               ----
Growth and Income Fund...................     $177,696          $238,483
Large-Cap Growth Fund....................       92,528           137,408
Small-Cap Growth Fund....................        7,288            12,605
Communications Fund......................        7,547            12,082
Market Neutral Fund .....................        8,151             9,366
Government Money Market Fund.............       21,484            41,221

Prior to the effectiveness of the current Administration Agreement, Lindner Management served as the administrator of only the Government Money Market Fund. The Administrative Services Agreement for the Government Money Market Fund provided for compensation to Lindner Management equal to 0.20% per year of that Fund's average daily net assets. The following table summarizes the administrative fees paid by the Government Money Market Fund to Lindner Management during the fiscal year ended June 30, 2001, under this old administration agreement, which has been terminated and replaced by the Administration Agreement described above, before deducting a fee waiver of $35,996.

                                                        FISCAL YEAR ENDED
FUND NAME                                                 JUNE 30, 2001
---------                                              -------------------
Government Money Market Fund.......................           $82,454

Each of the Advisory Agreement, the Subadvisory Contracts, the Transfer Agent Servicing Agreement and the Administration Agreement may be terminated by the any party thereto upon 60 days' notice, and that may be terminated immediately by the Trust for cause, as defined in each Agreement. Each Agreement also provides that after an initial two-year period, it will automatically terminate
(1) if it is not approved by a majority of the Trust's trustees and a majority of the Trust's disinterested trustees prior to the anniversary date of the agreement, or (2) if it is assigned in whole or in part by either party. If any Agreement is terminated for either of the foregoing reasons, the Trust will enter into a similar arrangement with another qualified party upon such terms and conditions as can be obtained at that time.

DISTRIBUTOR; DISTRIBUTION PLAN

Quasar Distributors, LLC (the "Distributor") acts as the principal underwriter and distributor of each Fund's shares and continually offers shares of the Funds pursuant to a Distribution Agreement approved by the Trustees.
James R. Schoenike, Joe Redwine, Bob Kern and Eric Falkeis are Board Members of the Distributor. Mr. Schoenike is the President of the Distributor. The Distributor is a Delaware limited liability company that is an indirect wholly-owned subsidiary of U.S. Bancorp.

In March 2001, the Board of Trustees of the Trust adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may bear expenses associated with the distribution of its shares. In July 2001, the Distribution Plan was approved by holders of Investor Shares of each Fund other than the Government Money Market Fund. Previously, the holders of Institutional Shares of each Fund other than the Government Money Market Fund had approved a similar distribution plan for that class of shares. As a result of the actions by the Trustees and the holders of Investor Shares, effective August 17, 2001, the Trust combined its two classes of shares (Investor and Institutional) into a single class of shares, and the Distribution Plan now applies to all shares of all Funds other than the Government Money Market Fund.

The Distribution Plan provides that a Fund may incur certain expenses that may not exceed a maximum amount equal to 0.25% of the average daily net asset value of the Fund for any fiscal year occurring after the adoption of the Distribution Plan. The Distribution Plan further provides that a Fund may pay such amounts to the Trust's Distributor, Quasar Distributors, LLC, which may in turn use such amount to pay broker-dealers, financial institutions and other organizations which have entered into written agreements with the Distributor providing for the marketing and distribution of the Funds' shares. Such payments will be made to these other organizations for continuing marketing and sales-related services based on the average daily net asset value of shares held in accounts at such other organizations. The disposition of monies pursuant to the Distribution Plan will be reviewed by the Board of Trustees of the Trust on a quarterly basis, to assure that the amounts paid and the purposes for which they are paid, comply with the provisions of the Distribution Plan and Rule 12b-1.

The services under the Distribution Plan may include (but are not limited to) assistance in advertising, sales and marketing of the Funds' shares, aggregating and processing purchase, exchange and redemption requests for shares, maintaining account records, issuing confirmations of transactions and providing sub-accounting and sub-transfer agent services with respect to shares.

While the Distribution Plan is in effect, the selection and nomination of Trustees of the Trust who are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees") is committed to the discretion of the Independent Trustees then in office.

The previous Distribution Plan, which was applicable only to Institutional Shares, was approved by the Board of Trustees (and by the Independent Trustees), and by the shareholder owning all of the Institutional Shares of each Fund in January and February 1996. The current Distribution Plan may be continued annually if approved by majority vote of the Trustees, and by majority vote of the Independent Trustees, cast in person at a meeting held for such purpose. The Distribution Plan may not be amended to increase materially the amount of distribution fees permitted to be paid thereunder without being first approved by a majority vote of the holders of all shares of each Fund. The Distribution Plan may be terminated with respect to any Fund at any time by a majority vote of the Independent Trustees or by a majority vote of the holders of shares of the affected Fund. The following table summarizes the fees paid by shares of the following Funds under the new Distribution Plan during the fiscal year ended June 30, 2003 and 2002.

                                                  FISCAL YEAR ENDED JUNE 30,
                                                  --------------------------
FUND NAME                                             2003          2002
---------                                             ----          ----
Growth and Income Fund.......................        $76,488       $58,148
Large-Cap Growth Fund........................         37,649        33,524
Small-Cap Growth Fund........................         17,796         8,953
Communications Fund..........................         17,959         7,563
Market Neutral Fund..........................         19,979         7,509

All of the fees paid by shares of the Funds during the years shown were paid to compensate broker-dealers and their sales personnel for sales of shares of each of the respective Fund. No amounts were paid under the new Distribution Plan during 2001.

The following table summarizes the fees paid by Institutional Shares of each Fund under the previous Distribution Plan during the fiscal years ended June 30, 2001.

                                                     FISCAL YEAR ENDED
FUND NAME                                              JUNE 30, 2001
---------                                              -------------
Growth and Income Fund.............................        $  618
Large-Cap Growth Fund..............................           387
Small-Cap Growth Fund..............................         3,682
Communications Fund................................           425

All of the fees paid by Institutional Shares of these Funds during the years shown were paid to compensate broker-dealers and their sales personnel for sales of Institutional Shares. No amounts were paid under the previous Distribution Plan during the fiscal years ended June 30, 2003 or 2002.

CUSTODIAN

U.S. Bank National Association ("U.S. Bank"), 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian of all cash and domestic securities of the Funds. U.S. Bank receives a monthly fee based on monthly average net assets of all Funds, which fee is allocated among the Funds on the basis of their net asset values.

The Trust has designated U.S. Bank as its "foreign custody manager" for purposes of monitoring and supervising the custody of securities maintained in foreign countries. U.S. Bank has appointed The Bank of New York as its sub-custodian for such securities.

INDEPENDENT AUDITORS

Deloitte & Touche LLP, independent auditors, 180 North Stetson Avenue, Chicago, Illinois 60601, audits the Funds' annual financial statements.

                              BROKERAGE ALLOCATION

Placement of the Funds' orders to buy and sell portfolio securities are the responsibility of the Adviser, or the Subadviser (if one is managing a Fund's portfolio). Each Subadviser's placement of orders is subject to review by the Adviser, and the Adviser may establish policies and criteria for order placement. No such policies or criteria have been established as of the date of this SAI, except as described hereafter. In the allocation of such orders and the resulting commissions, the following factors are to be considered by the Adviser or the Subadviser:

     o Past experience, in dealing with various brokers, of attaining the Funds' objectives of good execution at the most favorable price;

     o       The services furnished by the broker in providing price quotations;

     o       The allocation to the Funds of desired underwritten securities;

     o The part, if any, played by the broker or dealer in bringing the security involved to the attention of the Adviser or Subadviser and providing information, research and analysis with respect thereto;

     o Assistance in the sale of Fund shares, provided that execution of orders is satisfactory and that commission rates are competitive with those available from other brokers; and

     o       Commission rates (see discussion below).

It is the policy of each Fund to secure, consistent with good execution, the highest possible price on sales and the lowest possible price on purchases of securities. Since brokers are compensated through commissions for services described above and since commissions may be paid at varying rates, sales even at the highest possible price may not yield the maximum possible net proceeds and purchases even at the lowest possible price may not be made at the lowest possible overall cost.

As permitted by section 28(e) of the Securities Exchange Act of 1934, commissions paid to brokers for effecting securities transactions may exceed the commission which another broker would have charged for effecting such transactions, if the Adviser or Subadviser has determined in good faith that such charges are reasonable in view of quotation or research services provided by such broker. Research services that may be provided to the Funds by a broker include calling attention to a stock and providing information about the operations of companies over and above that published in investment manuals. The receipt of quotation services from a broker relieves the Adviser or Subadviser of certain expenses which it would otherwise incur. Any information and analysis received from brokers supplements the activities and facilities of the Adviser or a Subadviser, but does not reduce its expenses. Advice provided by brokers may be used by the Adviser or Subadviser in servicing clients other than the Funds.

The Funds and their Adviser do not consider their facilities to be adequate for the conduct of over-the-counter trading and believe that better execution can usually be obtained through utilization of brokers rather than direct dealing with primary market makers. Thus, except for those instances in which the Funds deal directly with a primary market maker, the Funds pay both the dealer's mark-up or mark-down and the broker's commission. This practice has resulted and will continue to result in greater costs to the Funds.

During the fiscal year ended June 30, 2003, the total brokerage commissions paid by the Funds to brokers and dealers because of research services provided are summarized below:

                                                    COMMISSIONS
FUND NAME                                              PAID                TRANSACTIONS
---------                                              ----                ------------
Growth and Income Fund...........................     $231,847             $124,469,283
Large-Cap Growth Fund............................      435,189              235,486,065
Small-Cap Growth Fund............................       58,194               16,750,028
Communications Fund..............................        8,358                1,911,523
Market Neutral Fund..............................      108,010               54,714,841
Government Money Market Fund.....................            0                      n/a

The following table lists the total amount of brokerage commissions paid by each Fund during each of the last three fiscal years ended June 30, 2003:

                                                   FISCAL YEAR ENDED JUNE 30,
                                          -------------------------------------------
FUND NAME                                    2003           2002            2001
---------                                    ----           ----            ----
Growth and Income Fund...............     $231,847        $366,039       $1,143,904
Large-Cap Growth Fund................      435,189         602,420        1,093,703
Small-Cap Growth Fund................       58,194          67,706          182,849
Communications Fund..................        8,358         115,588          180,618
Market Neutral Fund..................      108,010         115,780          319,485
Government Money Market Fund.........            0               0                0

During the fiscal year ended June 30, 2001, certain of the Funds paid brokerage commissions to Bemos Investments Advisers, LLC ("Bemos"), a broker that was an affiliated person of Doug T. Valassis, the Chairman of the Trust. Mr. Valassis controls certain investment entities that previously owned 85% of the voting securities of Bemos. The following table sets forth the amount of brokerage commissions paid to Bemos during the fiscal year ended June 30, 2001, the percentage of that Fund's total brokerage commissions paid to all brokers during such fiscal year and the percentage of that Fund's total dollar amount of securities transactions involving the payment of commissions effected through Bemos during such fiscal year. In September 2000, the Adviser ceased trading through Bemos and Bemos is no longer in business.

                                                 FISCAL YEAR ENDED
FUND NAME                                          JUNE 30, 2001
---------                                          -------------
Growth and Income Fund--
  Brokerage commissions paid...................       $2,645
  Percentage of total commissions paid.........         0.23%
  Percentage of total amount of securities
     transactions..............................         0.16%
Large-Cap Growth Fund--
  Brokerage commissions paid...................       $5,000
  Percentage of total commissions paid.........         0.46%
  Percentage of total amount of securities
     transactions..............................         0.18%
Small-Cap Growth Fund--
  Brokerage commissions paid...................        6,991
  Percentage of total commissions paid.........         4.54%
  Percentage of total amount of securities
     transactions..............................         1.90%

Market Neutral Fund--
  Brokerage commissions paid...................       $  600
  Percentage of total commissions paid.........         0.13%
  Percentage of total amount of securities
     transactions..............................         0.07%

          PURCHASE, REDEMPTION AND PRICING OF SECURITIES

The Administrator determines the current net asset value of each Fund at the close of trading on each business day on which at least one of the following markets is open: New York Stock Exchange, American Stock Exchange, or the Nasdaq Stock Market. The per share net asset value of each Class of shares of each Fund is calculated by dividing the value of each Fund's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities, including accrued expenses allocable to that Class (including accrued distribution and service fees payable by the Institutional Shares) by the total number of shares of the particular Class outstanding.

Set forth below is a specimen price make-up sheet showing, as of June 30, 2003, the computation of total offering price per share of Shares of each Fund, using the basis set forth in the Prospectus for valuation of such Fund's portfolio securities and other assets.

          SPECIMEN PRICE MAKE-UP SHEET -- JUNE 30, 2003

                                                          GROWTH AND           LARGE-CAP          SMALL-CAP
                                                          INCOME FUND         GROWTH FUND        GROWTH FUND
                                                         ------------         -----------        -----------
Securities at market.................................    $177,877,922         $90,799,928          7,356,146
Cash and other assets, including accrued income......         453,499           1,561,983            123,880
                                                          -----------          ----------          ---------
Total assets.........................................     178,331,421          92,361,911          7,480,026
Liabilities, including accrued expenses..............        (695,195)           (281,629)           (19,970)
                                                          -----------          ----------          ---------
  Net assets.........................................    $177,636,226         $92,080,282         $7,460,056
                                                          ===========          ==========          =========

Net asset values--
  Net assets.........................................    $177,636,226         $92,080,282         $7,460,056
     Number of shares outstanding....................      10,009,991          13,178,433          1,438,368
     Per Share.......................................          $17.75               $6.99              $5.19

                                                                               MARKET           GOVERNMENT
                                                     COMMUNICATIONS            NEUTRAL            MONEY
                                                          FUND                  FUND            MARKET FUND
                                                     --------------         ------------       -------------
Securities at market.................................    $8,432,685          $ 7,830,592         $18,891,363
Cash and other assets, including accrued income......       163,024            7,210,005              71,772
                                                          ---------           ----------          ----------
Total assets.........................................     8,595,709           15,040,597          18,963,135
Liabilities, including accrued expenses..............      (216,405)          (7,236,924)           (297,454)
                                                          ---------           ----------          ----------
   Net assets........................................    $8,379,304          $ 7,803,673         $18,665,681
                                                          =========           ==========          ==========

Net asset values--
  Net assets.........................................    $8,379,304          $ 7,803,673         $18,665,681
     Number of shares outstanding....................     1,284,691            1,287,523          18,665,681
     Per Share.......................................         $6.52                $6.06               $1.00

ALL FUNDS OTHER THAN GOVERNMENT MONEY MARKET FUND

Investments in securities traded on a national securities exchange are valued at the last reported sales price as of the close of the exchange. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ"), are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Securities traded in the over-the-counter market and securities traded on exchanges for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities and assets for which quotations are not readily available are valued at fair value as determined in good faith by or pursuant to procedures established by the Trustees. The value of foreign securities is converted into U.S. dollars at the rate of exchange prevailing on the valuation date. Purchases and sales of foreign securities as well as income and expenses related to such securities are converted at the prevailing rate of exchange on the respective settlement dates of such transactions. Most securities listed on a foreign exchange are generally valued at the last sale price at the close of the foreign exchange on which the security is primarily traded. In certain countries market-maker prices (usually the mean between the bid and ask prices) are used when a foreign security does not trade on a particular day. For markets that are not closed at the time that the Funds price their portfolio securities, snapshot prices are provided by the approved pricing services, or other alternate sources, at the close of the New York Stock Exchange.

Each Fund may, to the extent permitted by its investment restrictions, have positions in portfolio securities for which market quotations are not readily available. It may be difficult to determine precisely the fair market value for such investments and there may be a range of values which are reasonable at any particular time. Fair value in such instances will be determined in good faith by the Adviser in accordance with procedures and policies approved by the Board of Trustees of Lindner Investments, based upon such factors as are deemed relevant by the Adviser under the circumstances, including the financial condition and operating results of the issuer, recent third party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.

Shares are offered to the public at the price set forth in the Prospectus, pursuant to written application as specified in the Prospectus (see "Purchase of Shares and Shareholder Inquiries"). In the event that the Funds issue their shares in exchange for other securities, such other securities will meet the applicable Fund's investment objectives and policies, will be acquired for investment and will be liquid securities (i.e., not restricted as to transfer by law or liquidity of market) that have a readily ascertainable market value.

GOVERNMENT MONEY MARKET FUND

The Government Money Market Fund values its investment securities based upon their amortized cost in accordance with Rule 2a-7 of the Securities and Exchange Commission under the 1940 Act. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the securities. As discussed below, it is the intention of the Fund to maintain a net asset value per share of $1.00 for the Fund.

Pursuant to Rule 2a-7, the Fund is required to maintain a dollar-weighted average Fund maturity of 90 days or less, to purchase securities having remaining maturities of 397 days or less only, to invest only in securities determined by the Trustees to present minimal credit risks and to invest only in securities which are "eligible securities" as defined in Rule 2a-7. Because the Government Money Market Fund utilizes the procedures specified in Rule 2a-7 to determine the maturity of its investments, further revision of Rule 2a-7 or pronouncements clarifying or interpreting the scope of its application may affect this fund's method for determining maturity of its investments.

The Trustees have established procedures designated to stabilize, to the extent reasonably possible, the Government Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1.00. These procedures include review of the investment holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If the deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective actions as are necessary and appropriate. These actions may include selling investment securities prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, splitting, combining, or otherwise recapitalizing outstanding shares or establishing a net asset value per share by using available market quotations.

                       ADDITIONAL PERFORMANCE INFORMATION

ALL FUNDS OTHER THAN GOVERNMENT MONEY MARKET FUND

The Funds may from time to time include their "average annual total return" in communications to present or prospective investors. "Average annual total return" is the annual percentage change in an investment in the applicable Fund over a stated period of time. Each Fund will compute average annual total return using the following formula:

                                 P(1+T)(n) = ERV
                  where:
                           P = a hypothetical initial payment of $1,000
                           T = average annual total return
                           n = number of years (as a power)
                           ERV  = ending redeemable value of a hypothetical
                                  $1,000 payment made at the beginning of the 1, 5 or 10 year period at the end of the 1, 5 or 10 year period

In making the above-described computation, each Fund will assume that all dividends and capital gains distributions by the Fund are reinvested at the Fund's net asset value per share on the reinvestment date. The Funds do not have sales loads payable by all shareholders that could affect their calculations of average annual total return.

The total return for shares of each Fund (or its predecessor), other than the Government Money Market Fund, is provided in the table below, computed for the periods shown (performance since inception is shown only where a Fund has been in existence for less than 10 years).

                          AVERAGE ANNUAL TOTAL RETURN--
                         FISCAL YEAR ENDED JUNE 30, 2003
                         -------------------------------

                                                                                           SINCE
FUND NAME                                     1 YEAR        5 YEARS        10 YEARS      INCEPTION
---------                                     ------        -------        --------      ---------
Growth and Income Fund....................     0.17%        -4.66%         2.62%         n/a
Large-Cap Growth Fund.....................    -3.32%       -14.27         -2.61%         n/a
Small-Cap Growth Fund.....................    -8.63%        -6.34%          n/a          3.85%(1)
Communications Fund.......................    30.40%        -9.79%          n/a          1.92%(2)
Market Neutral Fund.......................     3.24%         4.12%          n/a          1.37%(3)

---------
(1) For the period January 24, 1994 to June 30, 2003
(2) For the period August 30, 1993 to June 30, 2003
(3) For the period February 11, 1994 to June 30, 2003

Average annual total return is an historical measure of performance and is not necessarily indicative of a Fund's future performance. Such measurement will vary from time to time depending upon numerous factors, including without limitation market conditions, the composition of each Fund's portfolio and operating expenses. These factors should be considered when evaluating each Fund's performance.

GOVERNMENT MONEY MARKET FUND

The Government Money Market Fund's yield is based on historical earnings and will fluctuate and should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance and yield are generally functions of kind and quality of the instruments held in the Fund, maturity of its investments, operating expenses, and market conditions. The fees which may be imposed by institutions or other financial intermediaries on their customers for cash management and other services are not reflected in the Government Money Market Fund's calculations of yield.

The Government Money Market Fund's standard yield quotations as they appear in advertising and sales materials, and as disclosed in the Prospectus, are calculated by a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, the yield quotation is based on a recent seven-day period and computed as follows: average daily net investment income per share during the seven-day period is divided by the average daily price per share (expected to remain constant at $1.00) during the period. The result is then multiplied by 365 with the resulting annualized yield figure carried to the nearest one-hundredth of one percent.

"Effective Yield" is computed in the same manner except that when annualized, the income earned is assumed to be reinvested, thus resulting in a higher return because of the compounding effect. The Government Money Market Fund's average daily net investment income for this purpose consists of accrued income on investment securities, plus or minus amortized purchase discount or premium, less accrued expenses. Realized capital gains or losses and unrealized appreciation or depreciation of the Fund's investment securities are not included in the calculation. Any fee charged to all shareholder accounts, such as a fixed monthly shareholder service fee, will be included in the accrued expenses of the Government Money Market Fund (the Fund does not currently expect to charge such fees), and the average price per share of the Government Money Market Fund will include any changes in net asset value during the seven-day period.

Because the Government Money Market Fund values its investments on an amortized cost basis, it does not believe that there is likely to be any material difference between net income for dividend and standardized yield quotation purposes. The yield on the Government Money Market Fund will fluctuate daily as the income earned on its investments changes at certain times. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The yield should not be compared to other open-end investment companies, or to bank time deposits and other debt securities which provide for a fixed yield for a given period of time and which may have a different method of computation.

The yield on the Government Money Market Fund based on the seven days ended on June 30, 2003, was 0.71%, while the effective yield during the same period was 0.71%.
                              FINANCIAL STATEMENTS

The report of Deloitte & Touche LLP, independent auditors, and the audited financial statements of each Fund, which are contained in the Lindner Investments Annual Report to Shareholders for the fiscal year ended June 30, 2003, previously sent to shareholders of each Fund and filed with the Securities and Exchange Commission, are hereby incorporated by reference into this Statement of Additional Information. Lindner Investments will furnish a copy of such Annual Report to shareholders, without charge, upon request made to Lindner Investments, c/o US Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 (telephone: (800) 995-7777).

                         ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds' distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

                             CERTAIN OTHER MATTERS

LIABILITY OF TRUSTEES AND OTHERS

The Declaration of Trust provides that the Trustees, officers, employees, and agents of the Trust will not be liable to the Trust, to any Fund or to a shareholder, nor will any such person be liable to any third party in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.

TAXATION OF THE TRUST

The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code of 1986, as amended.

DESCRIPTION OF SERIES AND SHARES

The Trust was organized under Massachusetts law on July 20, 1993, pursuant to a Declaration of Trust that permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest and to create an unlimited number of series of shares and an unlimited number of classes of shares within any particular series of shares. The proceeds from the sale of each series of shares will be invested in a separate portfolio of securities.

All shares have equal voting rights, except that only shares of a particular series are entitled to vote on matters concerning only that series. Each issued and outstanding share is entitled to one vote, to participate equally in dividends and distributions declared by the respective series, and, upon liquidation or dissolution, to share in the net assets of such series remaining after satisfaction of outstanding liabilities. In the event a series should be unable to meet its obligations, the remaining series would assume the unsatisfied obligations of that series. All shares issued and outstanding are fully paid and nonassessable by the Trust. The Trust is not required to issue share certificates.

The shares of each series have no preference, preemptive, conversion or similar rights. In the event the Trustees create one or more additional series, shareholders may be given the right to exchange shares of one fund for shares of such other series.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of that Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by the matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are identical or that the matter does not affect any interest of the class. Under the Rule, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a class of shares only if approved by a majority of the outstanding voting securities of such class. However, the Rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to class.

As permitted by Massachusetts law, the Trustees may determine not to hold shareholders meetings for the election of Trustees, subject, however, to the requirement that a special meeting of shareholders be called for the purpose of electing Trustees within 60 days if at any time less than a majority of the current Trustees have been elected by shareholders of the Trust. Because shares do not have cumulative voting rights, 50% of the voting shares can, if they choose, elect all Trustees being selected while the holders of the remaining shares would be unable to elect any Trustees. The Trustees will call a special meeting of shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if shareholders of record of 10% or more of the Trust's outstanding shares make a written request so to do. Any ten or more shareholders who have been shareholders for more than six months and who hold in the aggregate the lesser of 1% of the outstanding shares or shares with a net asset value of $25,000 may advise the Trustees that they wish to communicate with other shareholders for the purpose of obtaining signatures requesting Trustees to call such a meeting. The Trustees must thereupon afford access to the list of Fund shareholders or offer to mail such solicitations at the shareholder's cost. If a majority of the Trustees objects to the contents of the solicitation, the Trustees may request a determination of the Securities and Exchange Commission as to the obligation to mail such material.

Any change in the Declaration of Trust, the Investment Management Agreement or the Distribution Agreement, if it has the effect of increasing costs, or in the fundamental investment restrictions of a Fund must be approved by a majority of the shareholders of that Fund before it can become effective. A "majority" means the vote of the lesser of (1) 67% of the shares of the applicable Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund.

REGISTRATION STATEMENT

The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of the Registration Statement, including such omitted items, may be obtained from the Commission by paying the charges prescribed under its rules and regulations. In addition, the SEC maintains an Internet Web site that contains reports, proxy and information statements that are filed electronically with the SEC, including the Trust's Registration Statement and such omitted items. The address of this site is http://www.sec.gov.

Statements contained in the Prospectus and herein as to the contents of any contact or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                 APPENDIX A--DESCRIPTION OF SECURITIES RATINGS

STANDARD & POOR'S RATINGS SERVICES, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. ("S&P")

AAA -- Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC and C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay principal and interest in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D -- Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Note: The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show the relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as an upper medium grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aaa through B in its corporate bond rating system. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

              APPENDIX B-1 -- PROXY VOTING POLICIES AND PROCEDURES
                        OF ARGENT CAPITAL MANAGEMENT LLC

Argent Capital Management LLC ("ARGENT"), as an investment advisor and AIMR member, is a fiduciary with a duty to vote proxies in an informed and responsible manner for the best interests of our clients. Fiduciaries have a responsibility to vote proxies on issues that may affect the value of the securities held in a portfolio since proxies are considered plan assets and have economic value.1 Proxy voting rights must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the fiduciary exercise proxy voting for the long-term economic benefit of the owners of securities. The duty of prudence includes considerations based on financial criteria and that a clear process exists for evaluating proxy issues.

Our Board of Directors has adopted this Proxy Voting Policy (the "POLICY"), which is intended to conform to common law fiduciary standards and to provide our employees with principles to guide their voting of proxies. The Policy is drafted to meet applicable legal requirements by promoting long-term security-holder value and emphasizing the economic best interests of the security owner. The voting fiduciary is responsible for assessing the impact of a vote and promoting a position that that is consistent with the long-term economic best interests of the security owner. In accordance with our philosophy, this Policy takes into consideration actions that promote good corporate citizenship through the proxy process.

The guidelines in this Policy address a broad range of issues. Each issue will be considered in the context of the company under review and subject to an analysis of the economic impact an issue may have on the long-term security-holder value. In each case, this Policy operates merely as a guideline and each vote will be determined based on all relevant factors. As a result, votes occasionally may deviate from the guidelines herein set forth. We intend to analyze vote proposals based on input from portfolio managers and research analysts and the interests of our clients. The voting decision process may take into account factors such as specific client objectives and investment guidelines. When company-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

I.       AUDITORS
         A. RATIFICATION OF AUDITORS
                  1. We will vote FOR proposals to ratify auditors, unless:
                     a) an auditor has a financial interest in or association with the company and is therefore not independent; or
                     b) there is reason to believe that the auditor has rendered an opinion that is inaccurate or misleading as to the company's financial position.
II.      BOARD OF DIRECTORS
         A. ELECTION OF DIRECTORS
                  1. Individually

---------------------------
(1) Many public sector pension plans, regulatory bodies, and professional associations have adopted the views of the U.S. Department of Labor on fiduciary duties related to proxy voting. The Department of Labor's Pension and Welfare Benefits Administration has stated in opinion letters and an interpretative bulletin that the voting rights related to shares of stock held by pension plans are plans assets. Therefore, according to the Department, "the fiduciary act of managing plan assets which are shares of corporate stock would include the voting of proxies appurtenant to those shares of stock." See, e.g., the Department of Labor Opinion Letter (Feb.23, 1988), reprinted in 15 Pens. Rep.
(BNA), 391, the Department of Labor Opinion Letter (Jan.23, 1990), reprinted in 17 Pens. Rep. (BNA), 244 and the Interpretative Bulletin, 94-2.

                     a) We will vote FOR election of an individual director unless otherwise indicated by the following factors:
                           (1) Attendance at less than 75% of meetings;
                           (2) Lack of independence on key board committees, including audit, nominating and compensation;
                           (3) Directors serving on excessive number of other boards or interlocking directorships;
                           (4) Personal bankruptcies, SEC violations or criminal offenses.
                  2. Entire Board or Group of Directors
                     a) We will vote FOR election of a group of directors unless there is a lack of a majority of independent directors on the full board and key committees, including audit, nominating and compensation.
         B. STRUCTURE OF THE BOARD
                  1. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes; for example, each year, one-third of the directors stand for election. A classified board makes it difficult to change control of the board through a proxy contest, since it would normally take two years to gain control of a majority of board seats. Many in management believe that staggered boards provide continuity but empirical evidence suggests that staggered boards may not in all cases be in the shareholders' best interests. A classified board can entrench management. We believe that shareholders should have the ability to change a majority of the Board if circumstances so warrant. A classified board can also effectively preclude most takeover bids or proxy contests, where such actions may be actually in the shareholders' best interests.
                      a) We will vote FOR shareholder proposals to declassify boards.
                      b) We will vote AGAINST proposals seeking to classify the Board into more than two classes with staggered terms.
         C. SIZE OF THE BOARD
                  1. There are many legitimate reasons why the size of the Board may need to be changed, such as corporate growth or inefficiency of a large Board. Other reasons may not be in the best interests of shareholders - for example, proposals that would allow management to increase or decrease the size of the board at its own discretion, as a takeover defense. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Argent supports management proposals to fix the size of the board at a specific number, thus preventing management from increasing the board size without shareholder approval when facing a proxy contest. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors and prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.
                      a) We will vote FOR proposals that seek to fix the size of the board.
                      b) We will vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.
                      c) We will vote AGAINST proposals that may limit shareholder ability to alter the size of the board.
         D. COMPOSITION OF BOARD
                  1. Generally - Outside directors generally bring the highest degree of objectivity to issues facing the company and directly affecting management, such as executive compensation policies and responding to acquisition offers. Argent believes that a majority of the Board and the entirety of certain committees of the Board should be comprised of outside directors so as best protect the interests of shareholders.
                      a) We will vote FOR proposals requiring that a majority of the Board be outside directors.
                      b) We will vote FOR proposals requiring that major committees of the Board, including the audit, compensation and nominating committees, be comprised entirely of outside directors.
         E. TERM OF BOARD MEMBERS
                  1. Generally - Those who support term limits argue that this requirement would bring new ideas and approaches to a board. However, other factors such as experience, stability and continuity must also be considered and we prefer to look at directors as individuals rather than impose a strict rule.
                      a) Generally, we will vote AGAINST shareholder proposals to limit the tenure of outside directors.
                  2. Mandatory Retirement - Generally, we believe that management is in the best position to determine retirement policy.
                      a) We will vote AGAINST shareholder proposals and FOR management proposals for the adoption of a mandatory retirement policy for directors, unless we believe that the poor performance of managers may be best reversed in this manner.
         F. COMPENSATION OF BOARD MEMBERS
                  1. Regular. We believe it is in the best interests of shareholders that directors be fairly compensated so as to attract and retain quality individuals. Such compensation may reasonably include the use of stock option awards or stock grants.
                      a) Generally, we will vote FOR proposals relating to the compensation of directors, including stock-based compensation in the case of non-employee directors, provided that such proposals are reasonable as to terms and amount.
                      b) We will review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit director pay.
                      c) Generally, we will vote FOR shareholder proposals that seek disclosure of director pay information beyond current SEC requirements.
                  2.  Retirement
                      a) We will vote FOR shareholder proposals that seek to eliminate, and AGAINST proposals that seek to institute, retirement benefits for outside directors.
         G. STOCK OWNERSHIP REQUIREMENTS -
                  1. Corporate directors should own some amount of stock of the companies on which they serve as board members. It is a simple way to align the interests of directors and shareholders. As a general rule, directors should own some stock in the company in order to ensure alignment of interests. However, many highly qualified individuals such as academics and clergy, might not be able to meet this requirement. A preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on candidates.
                      a) We will vote AGAINST proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
         H. INDEMNIFICATION/LIABILITY
                  1. Management proposals typically seek shareholder approval to adopt an amendment to the company's charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While Argent recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, Argent believes the great responsibility and authority of directors justifies holding them accountable for their actions. Each proposal addressing director liability will be evaluated consistent with this philosophy. Argent may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but Argent may oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.
                  2. We will:
                      a) vote AGAINST proposals to limit or eliminate entirely director and officer liability for breaches of the fiduciary duties of loyalty or care.
                  3. Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. Argent may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.
                      a) We will:
                           (1) vote AGAINST indemnification proposals that would expand coverage (beyond just legal expenses) to: (i) acts or omissions not in good faith; (ii) acts or omissions involving willful or intentional misconduct
                           (iii) acts or omissions involving knowing violations of the law, (iii) acts involving the improper purchases or redemptions of stock, (iv) the payment of improper dividends, or (v) the receipt of improper personal benefits.
                           (2) vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if the director's legal expenses would be covered.
         I. CUMULATIVE VOTING
                  1. Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority shareholder to a board not controlled by a majority shareholder through cumulative voting, thereby ensuring representation for all sizes of shareholders. For example, if there is a company with a ten-member board and 500 shares outstanding--the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Without cumulative voting anyone controlling 51 percent of shares would control the election of all 10 directors. Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.
                      a) We will:
                           (1) vote AGAINST proposals to either eliminate or require cumulative voting.
                           (2) vote FOR proposals to permit cumulative voting.
II. GENERAL CORPORATE GOVERNANCE
         A. AUTHORIZATION OF ADDITIONAL STOCK
                  1. COMMON - State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends. We support management proposals requesting shareholder approval to increase authorized common stock for these purposes. For example, we will support increases in authorized common stock to fund stock splits that are in shareholders' interests. We will evaluate on a case-by-case basis proposals which will have the effect of using the additional stock to implement a poison pill or other takeover defense. We will evaluate the amount of additional stock requested in comparison to the requests of the company's peers as well as the company's articulated reason for the increase.
                      a) Generally, we will review, on a CASE-BY-CASE basis, proposals to increase the number of shares of common stock authorized for issue.
                      b) We will vote AGAINST proposed common stock authorizations that increase the existing authorization by more than 50 percent unless a clear need for the excess shares is presented by the company.
                  2. PREFERRED - The terms of the preferred issue, including voting, conversion, distribution and other rights should be made clear at the time approval is requested. When such terms are not identified, the preferred issue is "Blank Check Preferred Stock," an anti-takeover defense tool.
                      a) We will review, on a CASE-BY-CASE basis, proposals to increase the number of shares of common stock authorized for issue.
                      b) Generally, we will vote AGAINST blank check preferred stock issues as we believe that takeover offers should be available for full consideration by the members.
                  3.  PRE-EMPTIVE RIGHTS
                      a) Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders' interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.
                           (1) Generally, we will review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.
                  4.  UNEQUAL VOTING RIGHTS
                      a) A dual class voting structure arises when a corporation has two or more classes of voting stock, one of which carries more votes per share than the other. An example of this is "time-phased" voting shares, the voting rights of which increase with the length of time the shares are owned by a single investor. Incumbent managers may use unequal voting rights assigned to them to concentrate their power and insulate themselves from the wishes of the majority of shareholders. A dual class recapitalization also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend.
                           (1) We will vote AGAINST proposals authorizing or issuing shares with unequal voting rights.

                           (2) We will vote AGAINST dual class exchange offers.
                           (3) We will vote AGAINST dual class
                           recapitalizations.
                  5.  FAIR PRICE
                      a) Fair price provisions were originally designed to specifically defend against the most coercive of takeover devices, the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time the acquirer states that once control has been obtained, the target's remaining shares will be purchased with cash, cash and securities or only securities. Since the payment offered for the remaining stock is, by design less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize their value. Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares that brought control.
                           (1) We will vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
                           (2) We will vote FOR shareholder proposals to lower the supermajority shareholder vote requirement in existing fair price provisions.
         B. ACTIONS BY SHAREHOLDERS
                  1.  CALLING SPECIAL MEETINGS
                      a) Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with 10 percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting, if they are unable to act at a special meeting of their own calling.
                           (1) We will vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
                           (2) We will vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
                  2.  ACTIONS BY WRITTEN CONSENT
                      a) Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.
                           (1) We will vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
                           (2) We will vote FOR proposals to allow or make easier shareholder action by written consent.
         C. PROXY CONTEST DEFENSES
                  1.  POISON PILLS
                      a) Shareholder rights plans (sometimes, "purchase rights plans"), typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (flip-in pill) and/or the potential acquirer (flip-out pill) at a price far out of line with the fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Poison pills are often adopted by the Board without shareholder approval. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.
                           (1) We will vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
                           (2) We will vote FOR shareholder proposals to redeem a company's poison pill.
                           (3) As we believe the effect of these plans is to deny shareholders the right to evaluate takeover offers at the time they occur, we will tend to vote AGAINST management proposals to ratify a poison pill.
                  2.  GREENMAIL
                      a) Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.
                           (1) We will vote FOR proposals to adopt
                           anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
                           (2) We will review anti-greenmail proposals on a CASE-BY-CASE basis when they are bundled with other charter or bylaw amendments.
                  3.  SUPERMAJORITY VOTING
                      a) Certain management proposals calling for an amendment to the corporation's articles of Incorporation or Bylaws include a provision requiring the vote of more than 50% of shares to subsequently amend the proposal or other matters. Additionally, supermajority voting may be used as an anti-takeover device. It is our position that such requirements are inherently not in the best interests of shareholders and that a simple majority of shareholders are entitled to govern corporate matters.
                           (1) We will vote AGAINST proposals requiring a supermajority vote to amend the Articles of Incorporation or Bylaws, or to approve mergers or other significant business combinations.
III. CHANGES TO CORPORATE STRUCTURE
         A. MERGERS AND ACQUISITIONS
                  1. We will evaluate votes on mergers and acquisitions on a CASE-BY-CASE basis, taking into account at least the following:
                      a) anticipated financial and operating benefits;
                      b) offer price (cost vs. premium);
                      c) prospects of the combined companies;
                      d) how the deal was negotiated; and
                      e) changes in corporate governance and their impact on shareholder rights.
                      f) impact on community stakeholders and workforce.
         B.  RESTRUCTURING
                  1.  SPIN-OFFS
                      a) Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

                  2.  ASSET SALES
                      a) Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.
                  3.  LIQUIDATIONS
                      a) Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
         C.  RE-INCORPORATION
                  1. We will evaluate proposals to change a company's state of incorporation on A CASE-BY CASE basis.
         D.  CORPORATE NAME CHANGE
                  1. We will vote FOR changing the corporate name if proposed or supported by management.
         E.  RIGHTS OF APPRAISAL
                  1. Generally - Rights of appraisal provide shareholders who do not agree with the terms of a merger the right to demand a judicial review to determine the fair market value of their shares. In certain cases, particularly without a fair price provision, rights of appraisal might be the only remedy for dissenting shareholders.
                      a) We will vote FOR proposals to provide rights of appraisal to dissenting shareholders.

IV.  COMPENSATION AND INCENTIVE ISSUES
         A.  STOCK OPTION PLAN
                  1. We support compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. We support stock options as a significant component of compensation. Stock option and other forms of compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company-and shareholders-prosper. Many plans sponsored by management provide "goals" so easily met that executives will realize unreasonable gains not comparable with true shareholder value. We will support option plans that provide challenging performance objectives and serve to motivate executives to excellent performance, and oppose plans that offer unreasonable benefits to executives that are not available to any other shareholders.
                      a) We will consider whether the proposed plan is being offered at fair market value, or at a discount; excessively dilutes the earnings per share of the outstanding shares; and gives management the ability to replace or reprice "underwater" options, which is not available to any other shareholders. Repricing is an amendment to a previously granted stock option contract that reduces the option exercise price. Options are "underwater" when market price of the common stock is below the current option contract price. Options can also be repriced through cancellations and regrants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price. We will also consider any other features of the plan that may not be in shareholders' best interest.
                      b) In general, we will evaluate executive and director compensation plans on a CASE-BY-CASE basis. When evaluating executive and director compensation we will review the following factors:
                           (1) potential voting power dilution of 10 percent of shares outstanding;
                           (2) awards must be granted at 100 percent of fair market value on the date of grant; and
                           (3) repricing underwater stock options and the company's history of repricing.

         B.  EMPLOYEE STOCK OWNERSHIP PLAN
                  1. Generally, we believe that opportunities for employees to acquire ownership in the company have a positive effect on productivity and the work environment. However, an ESOP may be designed as an anti-takeover device, which would not necessarily be in the best interests of shareholders.
                      a) We vote FOR proposals to implement an ESOP or to increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (i.e., generally greater than five percent of outstanding shares).
                      b) We will vote FOR a proposal requesting that an ESOP, or significant share placements to an ESOP, be submitted for shareholder approval.
         C.  EXECUTIVE PAY
                  1. We believe it is in the best interests of shareholders that executives be fairly compensated so as to attract and retain quality individuals. Such compensation may reasonably include the use of stock option awards or stock grants.
                      a) Generally, we will vote FOR proposals relating to the compensation of executives, including stock-based compensation, provided that such proposals are reasonable as to terms and amount.
                  2. Shareholder proposals to limit executive and director pay need to be evaluated on a CASE-BY-CASE basis.
                      a) Generally, we will vote FOR shareholder proposals that seek additional disclosure of executive and director pay information. Current SEC requirements only call for the disclosure of the top 5 most highly compensated executives and only if they earn more than $100,000 in salary and benefits.
                      b) We will vote FOR shareholder proposals that seek to provide for indexed and/or premium priced options.
                      c) We will review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.
         D.  GOLDEN PARACHUTE
                  1. Golden and tin parachutes are designed to protect the employees of a corporation in the event of a change in control. Golden parachutes are executive severance agreements that provide senior level management employees with a payout during a change in control at usually two to three times base salary. Increasingly, companies that have golden parachute agreements for executives are extending coverage for all their employees via tin parachutes. The SEC requires disclosure of all golden parachutes arrangements in the proxy, but such disclosure is not required of tin parachutes.
                      a) We will vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.
                      b) We will vote AGAINST all proposals to ratify golden parachutes that provide severance payments in the event of voluntary termination.
                      c) We will evaluate on a CASE BY CASE basis golden parachutes that provide severance payments in the event of involuntary termination considering the following factors:
                           (1) Whether current long-term incentive plans include change of control benefits;
                           (2) whether participation is limited to key employees;
                           (3) whether the proposed benefit payout is reasonable as to terms and amount.
                      d) We will vote on tin parachutes on a CASE BY CASE basis.
V.  SOCIAL AND ENVIRONMENTAL ISSUES
         A. In general, we vote FOR shareholder social, workforce and environmental proposals that promote good corporate citizenship while enhancing long-term shareholder value.

                  1. In determining our vote on shareholder social, workforce and environmental proposals, we also analyze the following factors:
                      a) Whether adoption of the proposal would have a positive or negative impact on the company's short and long term share value;
                      b) the degree to which the company's stated position on the issue could affect its reputation and sales or leave it vulnerable to boycott or selective purchasing;
                      c) whether the company has already responded in some appropriate manner to the request embodied in a proposal;
                      d) whether the company's analysis and voting recommendation to shareholders is persuasive;
                      e) what other similarly-situated companies have done in response to the issue.

         APPENDIX B-2 -- PROXY VOTING POLICIES AND PROCEDURES
                     OF CASTLEARK MANAGEMENT, LLC

CastleArk Management LLC ("CastleArk") views seriously its responsibility to exercise voting authority over securities which form part of its clients' portfolios. Proxy statements increasingly contain controversial issues involving shareholder rights and corporate governance, among others, which deserve careful review and consideration.

In voting proxies, CastleArk will consider, on a case-by-case basis, factors that may affect the value of managed investments on behalf of the beneficial owners. Beneficial owners include both clients for whom CastleArk acts as investment manager and the beneficial owners of our client's investments. While our proxy voting policy serves as a guideline, our fiduciary duty to the beneficial owners requires us to examine each resolution offered in the context in which it applies. For this reason, there may be instances in which the shares may not be voted in strict adherence to these guidelines.

CastleArk will review each proxy statement separately and base its voting decision exclusively on its judgment of what will best serve the financial interests of the beneficial owners of the security. Nonetheless, a number of recurring issues can be identified with respect to the governance of a company and actions proposed by that company's board. CastleArk follows proxy voting procedures that allow us to vote on these issues in a uniform manner.

Routine proxy matters are generally considered by CastleArk's proxy designee, who is responsible for determining that all proxies are voted in accordance with these policies. That person will cast his or her votes in accordance with this Proxy Voting Policy and the Proxy Voting Procedures. Any non-routine matters are referred to the Senior Portfolio Manager for the portfolio that holds the security at issue.

Votes cast by CastleArk are recorded by the Proxy Designee. Any client who requests it, may obtain CastleArk's record as to such votes for shares owned by that client.

Key Proxy Voting Issues
-----------------------

o Election of Directors and Appointment of Accountants

We vote for management's proposed directors in uncontested elections. For contested elections, we vote for candidates that best serve shareholders' interests. We vote to ratify management's appointment of independent auditors.

o Increase Authorized Capital

We vote for these proposals in the absence of unusual circumstances.

o Preference Shares

We will carefully review proposals to authorize new issues of preference shares or increase the shares authorisd for existing issues. Generally we will not oppose proposals to authorize the issuance of preferred shares. We will, however, scrutinize any such proposals which give the Board the authority to assign disproportionate voting rights at the time the shares are issued.

o Dual Capitalization, other Preferential Voting Rights

We will generally vote against proposals to divide share capital into two or more classes or to otherwise create classes of shares with unequal voting and dividend rights.
We are concerned that the effect of these proposals, over time, is to consolidate voting power in the hands of relatively few insiders, disproportionate to their percentage ownership of the company's share capital as a whole. This concentration of voting power can effectively block any takeover which management opposes and dilute accountability to shareholders.

o Mergers and acquisitions

All proposals are reviewed on a case by case basis by taking the following into consideration:
    -   whether the proposed acquisition price represents fair value
    -   whether shareholders could realize greater value through other means
    - whether shareholders receive fair treatment under the merger acquisition terms

o Restructuring and Recapitalization

All proposals are reviewed on a case-by-case basis taking the following into consideration:
    - whether the proposed restructuring or recapitalization is the best means of enhancing shareholder values
    - whether the company's long term prospects will be positively affected by the proposal.

o To Provide Director Indemnification

We will generally vote for proposals to provide corporate indemnification for directors.

o Share Option Plans

We will generally vote against proposals that authorize:
(i) More than 10% of the company's outstanding shares to be reserved for the award of share options; or
(ii) The award of share options to employees or non-employees of the company (for instance, outside directors and consultants) if the exercise price is less than the share's fair market value at the date of the grant of the options and does not carry relevant performance hurdles for exercise; or
(iii) The exchange of outstanding options for new ones at lower exercise prices.

Shareholder Proposals - Corporate Governance Issues
---------------------------------------------------

o Majority Independent Board

We will generally vote for proposals calling for a majority outside board.

o Executive Compensation

We will generally vote against proposals to restrict employee compensation. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the Board of Directors and company management; provided, however, that share option plans meet our guidelines for such plans as set forth herein.
On a case by case basis, we will vote for proposals requesting more detailed disclosure of employee compensation, especially if the company does not have a majority outside board.

All other matters
-----------------

o We will vote matters not described above on a case-by-case basis, using the guidelines outlined above.

Conflicts of interest
---------------------

o By prohibiting our adviser representatives from serving as directors of publicly traded companies, we limit the circumstances where conflicts of interest may arise. Nevertheless, we recognize that on rare occasions, we may be responsible for a proxy vote in which our interests might be affected. On those occasions CastleArk will consider whether the interests of our clients and beneficial shareholders are in conflict with our own. If there is no potential conflict we will vote in accordance with the policies outlined above. Where there appears to be a conflict between our interests and those of our clients or their beneficial owners, we will vote in the interests of them and against our own. We will document our conclusions as to votes that appear to affect our own interests.

              APPENDIX B-3 -- PROXY VOTING POLICIES AND PROCEDURES
                     OF THE BOSTON COMPANY ASSET MANAGEMENT

                               PROXY VOTING POLICY
                              (Approved 06/24/2003)

1. SCOPE OF POLICY - This Proxy Voting Policy has been adopted by the investment advisory subsidiaries of Mellon Financial Corporation ("Mellon"), the investment companies advised by such subsidiaries (the "Funds"), and the banking subsidiaries of Mellon (Mellon's investment advisory and banking subsidiaries are hereinafter referred to individually as a "Subsidiary" and collectively as the "Subsidiaries").

2. FIDUCIARY DUTY - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3. LONG-TERM PERSPECTIVE - We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4. LIMITED ROLE OF SHAREHOLDERS - We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5. ANTI-TAKEOVER PROPOSALS - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6. "SOCIAL" ISSUES - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

7. PROXY VOTING PROCESS - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Mellon Proxy Policy Committee (the "Committee"), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

8. MATERIAL CONFLICTS OF INTEREST - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

9. SECURITIES LENDING - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10. RECORDKEEPING - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11. DISCLOSURE - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.

              APPENDIX B-4 -- PROXY VOTING POLICIES AND PROCEDURES
                         OF GABELLI ASSET MANAGEMENT CO.

         Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

         These procedures will be used by GAMCO Investors, Inc., Gabelli Funds, LLC and Gabelli Advisers, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.  PROXY VOTING COMMITTEE

     The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee. As of June 30, 2003, the members are:

                  Bruce N. Alpert, Chief Operating Officer of Gabelli Funds, LLC Ivan Arteaga, Research Analyst
                  Caesar M. P. Bryan, Portfolio Manager
                  Stephen DeTore, Deputy General Counsel
                  Joshua Fenton, Director of Research
                  Douglas R. Jamieson, Chief Operating Officer of GAMCO
                  James E. McKee, General Counsel
                  Karyn M. Nappi, Director of Proxy Voting Services
                  William S. Selby, Managing Director of GAMCO
                  Howard F. Ward, Portfolio Manager
                  Peter D. Zaglio, Senior Vice President

         Peter D. Zaglio currently chairs the Committee. In his absence, the Director of Research will chair the Committee. Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

         In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of

Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

         All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

         For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Legal Department believes that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

         Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II. SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

         If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III. CLIENT RETENTION OF VOTING RIGHTS

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations
         - Legal Department
         - Proxy Department
         - Investment professional assigned to the account

         In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV. VOTING RECORDS

         The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers' staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

          If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

         A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]
                  Attn: Proxy Voting Department
                  One Corporate Center
                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V. VOTING PROCEDURES

1. Custodian banks, outside brokerage firms and Wexford Clearing Services Corporation are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms (VAFs) - Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.
o    Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:
         Security Name and Cusip Number
         Date and Type of Meeting (Annual, Special, Contest)
         Client Name
         Adviser or Fund Account Number
         Directors' Recommendation
         How GAMCO voted for the client on each issue
         The rationale for the vote when it appropriate

Records prior to the institution of the PROXY EDGE system include:
         Security name
         Type of Meeting (Annual, Special, Contest)
         Date of Meeting
         Name of Custodian
         Name of Client
         Custodian Account Number
         Adviser or Fund Account Number
         Directors' recommendation
         How the Adviser voted for the client on each issue
         Date the proxy statement was received and by whom Name of person posting the vote
         Date and method by which the vote was cast

o From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o Banks and brokerage firms using the services at ADP:

         The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

o Banks and brokerage firms issuing proxies directly:

         The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o A limited Power of Attorney appointing the attendee an Adviser representative.
o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).
o    A sample ERISA and Individual contract.
o    A sample of the annual authorization to vote proxies form.
o    A copy of our most recent Schedule 13D filing (if applicable).

                                    EXHIBIT A

                             PROXY VOTING GUIDELINES

                            GENERAL POLICY STATEMENT

It is the policy of GABELLI ASSET MANAGEMENT INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

                               BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis. Factors taken into consideration include:

o        Historical responsiveness to shareholders

         o     This may include such areas as:
         o     Paying greenmail
         o Failure to adopt shareholder resolutions receiving a majority of shareholder votes

o        Qualifications

o        Nominating committee in place

o        Number of outside directors on the board

o        Attendance at meetings

o        Overall performance

                              SELECTION OF AUDITORS

In general, we support the Board of Directors' recommendation for auditors.

                           BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock. Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

                                CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting. While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders. Where a classified board is in place we will generally not support attempts to change to an annually elected board. When an annually elected board is in place, we generally will not support attempts to classify the board.

                        INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis. Factors taken into consideration include:

o        Future use of additional shares

         o     Stock split
         o     Stock option or other executive compensation plan
         o     Finance growth of company/strengthen balance sheet
         o     Aid in restructuring
         o     Improve credit rating
         o     Implement a poison pill or other takeover defense
o Amount of stock currently authorized but not yet issued or reserved for stock option plans

o        Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

                               CONFIDENTIAL BALLOT

We support the idea that a shareholder's identity and vote should be treated with confidentiality. However, we look at this issue on a case-by-case basis. In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

                                CUMULATIVE VOTING

In general, we support cumulative voting. Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates. Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right. Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

                     DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

                            EQUAL ACCESS TO THE PROXY

The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

                              FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions. We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits. Reviewed on a case-by-case basis.

                                GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover. We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis. Note:
Congress has imposed a tax on any parachute that is more than three times the executive's average annual compensation.

                            ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

               LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

                CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers. As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal. Reviewed on a case-by-case basis.

                   MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

                                 MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis. In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

                                NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis. In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

                       OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves. We consider this on a case-by-case basis. Our decision will be based on the following:

         o     State of Incorporation

         o     Management history of responsiveness to shareholders

         o     Other mitigating factors

                                   POISON PILL

In general, we do not endorse poison pills. In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

                                 REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

                               STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

         o     Dilution of voting power or earnings per share by more than 10%

         o     Kind of stock to be awarded, to whom, when and how much

         o     Method of payment

         o Amount of stock already authorized but not yet issued under existing stock option plans

                         SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.

               LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting. Reviewed on a case-by-case basis.

                                     PART C
                                OTHER INFORMATION

ITEM 23.  EXHIBITS.

(a) Declaration of Trust, dated July 19, 1993 (previously filed as Exhibit 1 to Post-Effective Amendment No. 7 and incorporated herein by reference)
(b) Bylaws, as amended (previously filed as Exhibit (b) to Post-Effective Amendment No. 29 and incorporated herein by reference)
(c) Fourth Amended and Restated Certificate of Designation of Series and Classes of Shares (previously filed as Exhibit (c) to Post-Effective Amendment No. 28 and incorporated herein by reference)
(d) (1) Investment Management Agreement, dated as of August 1, 2001, between the Registrant and Lindner Asset Management, Inc. (previously filed as Exhibit (d)(1) to Post-Effective Amendment No. 26 and incorporated herein by reference)
        (2) Sub-Advisory Contract between Lindner Asset Management, Inc., and CastleArk Management, LLC, amended and restated as of September 30, 2002, relating to the Lindner Large-Cap Growth Fund (previously filed as Exhibit (d)(2) to Post-Effective Amendment No. 29 and incorporated herein by reference)
        (3) Sub-Advisory Contract between Lindner Asset Management, Inc., and CastleArk Management, LLC, dated as of August 1, 2001, relating to the Lindner Small-Cap Growth Fund (previously filed as Exhibit (d)(3) to Post-Effective Amendment No. 28 and incorporated herein by reference)
        (4) Sub-Advisory Contract, dated as of July 6, 2001, between Lindner Asset Management, Inc., and U.S. Bancorp Asset Management, Inc., relating to the Lindner Government Money Market Fund (previously filed as Exhibit (d)(4) to Post-Effective Amendment No. 26 and incorporated herein by reference)
        (5) Sub-Advisory Contract between Lindner Asset Management, Inc., and Argent Capital Management, LLC, amended and restated as of September 30, 2002, relating to the Lindner Growth and Income Fund (previously filed as Exhibit (d)(5) to Post-Effective Amendment No. 29 and incorporated herein by reference)
        (6) Sub-Advisory Contract between Lindner Asset Management, Inc., and Standish Mellon Asset Management Company, LLC, dated November 21, 2001, relating to the Lindner Market Neutral Fund (previously filed as Exhibit (d)(6) to Post-Effective Amendment No. 29 and incorporated herein by reference)
        (7) Sub-Advisory Contract between Lindner Asset Management, Inc., and GAMCO Investors, Inc., dated March 6, 2002, relating to the Lindner Communications Fund (previously filed as Exhibit (d)(7) to Post-Effective Amendment No. 29 and incorporated herein by reference)
(e) Distribution Agreement, dated as of August 1, 2001, between the Registrant and Quasar Distributors, LLC (previously filed as Exhibit
        (e) to Post-Effective Amendment No. 26 and incorporated herein by reference)
(f)     None
(g) Custody Agreement between the Registrant and U.S. Bank National Association, dated as of August 7, 2002 (previously filed as Exhibit
        (g) to Post-Effective Amendment No. 29 and incorporated herein by reference)
(h) (1) Administration Agreement, dated as of August 1, 2001, between the Registrant and Lindner Asset Management, Inc. (previously filed as Exhibit (h) to Post-Effective Amendment No. 26 and incorporated herein by reference)
        (2) Transfer Agent Servicing Agreement, dated February 19, 2001, between the Registrant and U.S. Bancorp Fund Services, LLC (previously filed as Exhibit (h)(2) to Post-Effective Amendment No. 25 and incorporated herein by reference)

        (3) Sub-Administration Servicing Agreement, dated as of May 14, 2001, between Lindner Asset Management, Inc. and U.S. Bancorp Fund Services, LLC (previously filed as Exhibit (h)(3) to Post-Effective Amendment
        No. 28 and incorporated herein by reference)
        (4) Prospect Servicing Agreement, dated as of May 14, 2001, among the Registrant, Lindner Asset Management, Inc., Quasar Distributors, LLC and U.S. Bancorp Fund Services, LLC (previously filed as Exhibit
        (h)(4) to Post-Effective Amendment No. 28 and incorporated herein by reference)
        (5) Addendum to Transfer Agent Servicing Agreement, dated as of July 24, 2002, between the Registrant and U.S. Bancorp Fund Services, LLC (previously filed as Exhibit (h)(5) to Post-Effective Amendment No.
        29 and incorporated herein by reference)
        (6) Form of Indemnification Agreement entered into between the Registrant and each of its Trustees and officers (filed herewith)
(i) Opinion and consent of Dykema Gossett PLLC, counsel for the Registrant (filed herewith)
(j)     Consent of Deloitte & Touche LLP (filed herewith)
(k)     None
(l)     None
(m)     Distribution Plan pursuant to Rule 12b-1 (previously filed as
        Exhibit (m) to Post-Effective Amendment No. 26 and incorporated herein by reference)
(n)     None
(o)     Reserved
(p) Code of Ethics, as amended through August 16, 2001 (previously filed as Exhibit (p) to Post-Effective Amendment No. 28 and incorporated herein by reference)

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

        Not applicable.

ITEM 25.  INDEMNIFICATION.

        The Declaration of Trust and Bylaws of the Registrant contain provisions covering indemnification of the officers and trustees. The following are summaries of the applicable provisions.

        The Registrant's Declaration of Trust provides that every person who is or has been a trustee, officer, employee or agent of the Registrant and every person who serves at the trustees request as director, officer, employee or agent of another enterprise will be indemnified by the Registrant to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise or is threatened by virtue of his being or having been a trustee, officer, employee or agent of the Registrant or of another enterprise at the request of the Registrant and against amounts paid or incurred by him in the compromise or settlement hereof.

        No indemnification will be provided to a trustee or officer: (i) against any liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"); (ii) with respect to any matter as to which he shall, by the court or other body by or before which the proceeding was brought or engaged, have been finally adjudicated to be liable by reason of disabling conduct; (iii) in the absence of a final adjudication on the merits that such trustee or officer did not engage in disabling conduct, unless a reasonable determination based upon a review of the facts that the person to be indemnified is not liable by reason of such conduct, is made by vote of a majority of a quorum of the trustees who are neither interested persons nor parties to the proceedings, or by independent legal counsel, in a written opinion.

        The rights of indemnification may be insured against by policies maintained by the Registrant, will be severable, will not affect any other rights to which any trustee, officer, employee or agent may now or hereafter be entitled, will continue as to a person who has ceased to be such trustee, officer, employee, or agent and will inure to the benefit of the heirs, executors and administrators of such a persons; provided, however, that no person may satisfy any right of indemnity or reimbursement except out of the property of the Registrant, and no other person will be personally liable to provide indemnity or reimbursement (except an insurer or surety or person otherwise bound by contract).

        Article XIV of the Registrant's Bylaws provides that the Registrant will indemnify each trustee and officer to the full extent permitted by applicable federal, state and local statutes, rules and regulations and the Declaration of Trust, as amended from time to time. With respect to a proceeding against a trustee or officer brought by or on behalf of the Registrant to obtain a judgment or decree in its favor, the Registrant will provide the officer or trustee with the same indemnification, after the same determination, as it is required to provide with respect to a proceeding not brought by or on behalf of the Registrant.

        This indemnification will be provided with respect to an action, suit proceeding arising from an act or omission or alleged act or omission, whether occurring before or after the adoption of Article XIV of the Registrant's Bylaws.

        In addition to the Registrant's Declaration of Trust and Bylaws, the Registrant has entered into an Indemnification Agreement with each of its Trustees and officers that provides for the Registrant to indemnify, and advance expenses to, each Trustee or officer to the fullest extent permitted by Massachusetts law, if the Trustee or officer is, or is threatened to be, made a party to any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative, by reason of his or her status as a trustee, officer, employee or agent of the Registrant. The Indemnification Agreement continues until five years after the Trustee or officer has ceased to serve as a trustee, officer, employee or agent of the Registrant.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS WITH INVESTMENT ADVISOR.

        Information concerning the business, profession, vocation, or employment of a substantial nature during the past two fiscal years of each officer and director of the Adviser that also serves as an officer and/or director of the Registrant (i.e., Messrs. Eric E. Ryback, Robert L. Miller and Doug T. Valassis) is set forth in Part B of this Registration Statement under the heading "Management of the Trust", and is incorporated herein by reference. The following chart summarizes the business, profession, vocation, or employment of a substantial nature in which each other officer and director of the Adviser is or has been engaged at any time during the past two fiscal years:

                    Position        Business, Profession,
Name                with Adviser    Vocation, or Employment
----                ------------    -----------------------
D. Craig Valassis   Director        Executive Vice President of Franklin
                                    Enterprises, Inc., a private investment
                                    firm located at 520 Lake Cook Road,
                                    Suite 380, Lake Forest, Illinois 60045.

Perry E. Hall       Directore       Retired since April 2000. Previously
                                    employed by Morgan Stanley as a
                                    Principal in its Private Wealth
                                    Management Group. Mr. Hall and his wife
                                    currently own a residential rental
                                    property management business in Far Hills,
                                    New Jersey.

ITEM 27.  PRINCIPAL UNDERWRITERS.

        (a) Quasar Distributors, LLC ("Quasar") is the Distributor of the Registrant's shares. Quasar also acts as distributor for the following other investment companies:

Cullen Funds Trust
Country Growth Fund, Inc.
Country Asset Allocation Fund, Inc.
Country Tax Exempt Bond Fund, Inc.
Country Taxable Fixed Income Series, Inc.
Country Money Market Fund
Country Long-Term Bond Fund
Country Short-Term Government Bond Fund
Kit Cole Investment Trust
The Hennessy Mutual Funds, Inc.
The Hennessy Funds, Inc.
Everest Funds
Brandywine Advisors Fund
Light Resolution Fund, Inc.
The Jensen Portfolio
First American Insurance Portfolios, Inc.
AHA Investment Funds
Wexford Trust, The Muhlenkamp Fund
Mutuals.com, The Generation Wave Funds, VICE Fund
First American Funds, Inc.
First American Investment Funds, Inc.
First American Strategy Funds, Inc.
First American Closed End Funds:
      American Strategic Income Portfolio
      American Strategic Income Portfolio II
      American Municipal Term Trust II
      American Strategic Income Portfolio III
      American Municipal Term Trust III
      Minnesota Municipal Term Trust
      Minnesota Municipal Term Trust II
      American Income Fund
      Minnesota Municipal Income Portfolio
      American Select Portfolio
      American Municipal Income Portfolio
Zodiac Trust, Conning Money Market Portfolio
CCMA Select Investment Trust:
CCM ADVISORS FUNDS:
      Limited Maturity Fixed Income Master Portfolio
      Full Maturity Fixed Income Master Portfolio
      Diversified Equity Master Portfolio
      Balanced Master Portfolio
      U.S. Equity Growth Master Portfolio
      International Core Equity Master Portfolio
      U.S. Government Money Market Master Portfolio
Glenmede Fund, Inc.:
      Government Cash Portfolio

      Tax-Exempt Cash Portfolio
      Core Fixed Income
      Strategic Equity Portfolio
      Institutional International Portfolio
      International Portfolio
      Small Capitalization Value Portfolio
      Large Cap Value Portfolio
      Small Capitalization Growth Portfolio
      Core Value Portfolio
Fort Pitt Capital Funds
Jacob Internet Fund
The Teberg Fund
Alpine Series Trust
Alpine Equity Trust
LKCM Funds
Monetta Fund, Inc.
Monetta Trust
Kenwood Funds
Thompson Plumb Funds, Inc.
Alpha Analytics Investment Trust
Alternative Investment Advisors, Alpha Strategies 1 Fund
Blue and White Fund
Al Frank Fund
Dow Jones Islamic Index
Optimum Q Funds
Matrix Asset Advisor Value Fund, Inc.
Brazos Mutual Funds
Prudent Bear Mutual Funds
Gintel Fund
Permanent Portfolio
Guinness Atkinson Funds
Buffalo Funds
The Technical Chart Fund
MP63 Fund
NorCap Funds
Advisor Series Trust:
        American Trust Allegiance Fund
        Avatar Advantage Balance Fund
        Avatar Advantage Equity Allocation Fund
        Capital Advisors Growth Fund
        Chase Growth Fund
        Edgar Lomax Value Fund
        Howard Equity Fund
        The Jacobs Fund
        National Asset Management Core Equity Fund
        The McCarthy Fund
        SYM Select Growth Fund
        Dessauer Fund Group, The Dessauer Global Equity Fund
        Segall Bryant & Hamill Mid Cap Fund
        Hollencrest Fund
        Stancell Social Fund

Brandes Investment Trust, Brandes Institutional International Equity Fund PIC Investment Trust Funds
Professionally Managed Portfolios:
        Hester Total Return Fund
        Lighthouse Opportunity Fund, Portfolio 21
        The Osterweis Fund
        Fund X Funds, DAL Investment Company
        Villere Balanced Fund
        Women's Equity Mutual Fund
Purisma Funds
Rainier Funds
SEIX Funds, Inc.
TIFF Investment Program, Inc.
TT International
FFTW Funds, Inc.
Harding Loevner Funds, Inc.

        (b) To the best of Registrant's knowledge, the directors and executive officers of Quasar Distributors, LLC, are as follows:

                          Position and Office            Position and Office
Name                      with Underwriter               with Registrant
----                      ----------------               ---------------
James R. Schoenike        President, Board Member        None
Donna J. Berth            Treasurer                      None
Michael Zielinski         Secretary                      None
Teresa Cowan              Assistant Secretary            None
Joe Redwine               Board Member                   None
Bob Kern                  Board Member                   None
Eric W. Falkeis           Board Member                   None

The address of each of these people is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

        (c)  None.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

        (1) U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202 (records relating to its function as transfer agent, fund accounting servicing agent, shareholder servicing agent and sub-administrator).

        (2) Lindner Asset Management, Inc. 520 Lake Cook Road, Suite 381, Deerfield, Illinois 60015 (records relating to its function as investment adviser and administrator).

        (3) U.S. Bank National Association, 425 Walnut Street, Cincinnati, Ohio 45202 (records relating to its function as custodian).

        (4) U.S. Bancorp Asset Management, Inc., 615 East Michigan Street, Milwaukee, Wisconsin, 53202 (records relating to its function as sub-advisor for the Lindner Government Money Market Fund).

        (5) CastleArk Management, LLC, 1 North Wacker Drive, Chicago, Illinois 60606 (records relating to its function as sub-advisor for the Lindner Large-Cap Growth Fund and the Lindner Small-Cap Growth Fund).

        (6) Argent Capital Management, LLC, 700 Corporate Park Drive, Clayton, Missouri 63105 (records relating to its function as sub-advisor for the Lindner Growth and Income Fund).

        (7) Standish Mellon Asset Management Company, LLC, One Financial Center, Boston, Massachusetts 02111-2662 (records relating to its function as sub-advisor for the Lindner Market Neutral Fund).

        (8) GAMCO Investors, Inc., One Corporate Center, Rye, New York 10580-1435 (records relating to its function as sub-advisor for the Lindner Communications Fund).

ITEM 29.  MANAGEMENT SERVICES.

        There are no management-related service contracts not discussed in Part A or Part B of this Registration Statement.

ITEM 30.  UNDERTAKINGS.

        Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest Annual Report to Shareholders, upon request and without charge.

        Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the questions of removal of a trustee or trustees if requested to do so by the holders of at least 10% of Registrant's outstanding shares. Registrant will stand ready to assist shareholder communications in connection with any meeting of shareholders as prescribed in Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Deerfield, and State of Illinois, on the 17th day of October 2003.

LINDNER INVESTMENTS

By: /S/ ROBERT L. MILLER
    Robert L. Miller, Vice President

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities indicated on October 17, 2003.

/S/ DOUG T. VALASSIS                Chairman and Trustee
Doug T. Valassis

______________________________      President and Trustee
Eric E. Ryback                      (Principal Executive Officer)

/S/ ROBERT L. MILLER                Vice President, Secretary and Treasurer
Robert L. Miller                    (Principal Financial and Accounting Officer)

/S/ ROBERT L. BYMAN**               Trustee
Robert L. Byman

/S/ TERRENCE P. FITZGERALD**        Trustee
Terrence P. Fitzgerald

/S/ MARC P. HARTSTEIN**             Trustee
Marc P. Hartstein

/S/ PETER S. HOROS**                Trustee
Peter S. Horos

/S/ DONALD J. MURPHY**              Trustee
Donald J. Murphy

/S/ DENNIS P. NASH**                Trustee
Dennis P. Nash

**Executed on behalf of the indicated person by the undersigned, pursuant to power of attorney filed herewith.

By: /S/ DOUG T. VALASSIS
    Doug T. Valassis, Attorney-in-fact

                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
(h)(6)            Form of Indemnification Agreement entered into between the
                  Registrant and each of its Trustees and officers
(i)               Opinion and consent of Dykema Gossett PLLC, counsel for the
                  Registrant
(j)               Consent of Deloitte & Touche LLP